UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2019
Columbia Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Dividend Opportunity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since May 2018
Yan Jin
Portfolio Manager
Managed Fund since May 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	3.47	6.15	12.40
	Including sales charges		-2.45	4.91	11.74
Advisor Class*		11/08/12	3.77	6.40	12.58
Class C	Excluding sales charges	06/26/00	2.64	5.33	11.53
	Including sales charges		1.72	5.33	11.53
Institutional Class*		09/27/10	3.71	6.39	12.63
Institutional 2 Class		08/01/08	3.87	6.51	12.80
Institutional 3 Class*		11/08/12	3.87	6.55	12.68
Class R		08/01/08	3.21	5.89	12.10
MSCI USA High Dividend Yield Index (Net)			3.57	8.18	13.25
Russell 1000 Value Index			1.45	6.53	12.33
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Opportunity Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
Johnson & Johnson	4.5
BP PLC, ADR	3.6
Cisco Systems, Inc.	3.5
Pfizer, Inc.	3.5
Chevron Corp.	3.5
Procter & Gamble Co. (The)	3.1
Verizon Communications, Inc.	3.0
PepsiCo, Inc.	3.0
Philip Morris International, Inc.	2.7
Wells Fargo & Co.	2.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	92.0
Convertible Bonds	0.5
Convertible Preferred Stocks	7.1
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	5.6
Consumer Discretionary	7.6
Consumer Staples	13.1
Energy	11.8
Financials	11.0
Health Care	16.3
Industrials	6.5
Information Technology	13.6
Materials	2.0
Real Estate	3.6
Utilities	8.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 3.47% excluding sales charges. During the same time period, the Fund performed in line with its benchmark, the MSCI USA High Dividend Yield Index (Net), which returned 3.57%, and outperformed the Russell 1000 Value Index, which gained 1.45%. Stock selection aided Fund results, especially in the communication services, industrials and technology sectors.
Trade concerns dampened investor confidence
Optimism prevailed early in the 12-month period ended May 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. During the period, the pace of U.S. economic growth averaged approximately 3.2% (annualized), as the labor markets added 196,000 jobs per month, on average, and manufacturing activity, though somewhat weaker, remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019.
However, the economic backdrop looked less rosy as the period wore on. European economies transitioned to a slower pace of growth in the second half of 2018, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar. With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve backed away from additional rate hikes and vowed patience going forward, then dipped again in May 2019 as trade concerns amplified.
Bonds generally outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 6.40%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 3.78%. The Bloomberg Barclays U.S. Convertibles Composite Index gained 1.36%.
Contributors and detractors
On a sector basis, communication services, industrials and information technology were the strongest performers for the Fund relative to the benchmark. Within communication services, a significant position in Verizon and exposure to Bell Canada, one of only a few truly international names in the portfolio, did well. Within the information technology sector, Cisco was a standout performer. The industry leader in networking and routing has been on the comeback with a strong management team, solid growth in its internet security business and a business model designed to help mitigate the potential impact of tariffs. The company recently raised its dividend. Microsoft also aided Fund results; however, even with a recent dividend increase, Microsoft’s yield has declined. We took profits and sold the stock. These gains more than offset losses incurred by Intel and IBM during the period.
Utilities holdings made a significant contribution to overall gains, as American Electric Power, Xcel, Ameren and Entergy benefited as investors became more defensive. An underweight in the materials sector, which lost more than 20% within the benchmark, also aided Fund results. Although the Fund was underweight in consumer staples and health care, stock selection within both sectors pushed the Fund’s gains above the benchmark. Positions in Proctor & Gamble, Pepsi and ConAgra, which were recent additions to the portfolio, were standout performers in consumer staples. In health care, positions in mega pharmaceutical companies Pfizer, Merck and Johnson & Johnson added solid gains for the period.
Solid stock selection helped offset the negative impact of an overweight in energy, one of the period’s weakest performers. Within energy, refiner Valero was a significant drag on performance. Turbulence in Venezuela hurt the company’s St. Charles and Port Arthur refineries, which import a significant portion of their crude oil from Venezuela. Financials also detracted from relative performance. A relatively new position in Wells Fargo, which was not in the benchmark, was a significant drag on returns. We continued to hold both Valero and Wells Fargo.
Portfolio activity
After assuming management of the Fund on May 1, 2018, our new team took steps to simplify the portfolio and reduce certain risks: We eliminated the use of derivatives, and we cut back on the Fund’s exposure to foreign markets. We realigned the portfolio with fewer sector bets, targeting positively-rated stocks recommended by Columbia Threadneedle’s research
Columbia Dividend Opportunity Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
department. In addition, we introduced the selective use of convertible securities, a step that did not benefit performance over the course of this 12-month period but which we believe could offer a positive element of diversification and income potential over the longer term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Dividend payments are not guaranteed and the amount, if any, can vary over time. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Opportunity Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	993.00	1,019.95	4.97	5.04	1.00
Advisor Class	1,000.00	1,000.00	994.40	1,021.19	3.73	3.78	0.75
Class C	1,000.00	1,000.00	988.80	1,016.21	8.68	8.80	1.75
Institutional Class	1,000.00	1,000.00	994.20	1,021.19	3.73	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	994.60	1,021.44	3.48	3.53	0.70
Institutional 3 Class	1,000.00	1,000.00	994.90	1,021.69	3.23	3.28	0.65
Class R	1,000.00	1,000.00	991.60	1,018.70	6.21	6.29	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 91.8%
Issuer	Shares	Value ($)
Communication Services 5.5%
Diversified Telecommunication Services 5.5%
AT&T, Inc.	1,250,000	38,225,000
BCE, Inc.	625,000	28,143,750
Verizon Communications, Inc.	1,450,000	78,807,500
Total		145,176,250
Total Communication Services		145,176,250
Consumer Discretionary 7.5%
Automobiles 0.9%
General Motors Co.	725,000	24,171,500
Hotels, Restaurants & Leisure 4.2%
Carnival Corp.	265,000	13,565,350
Extended Stay America, Inc.	750,000	12,855,000
Las Vegas Sands Corp.	350,000	19,250,000
McDonald’s Corp.	265,000	52,541,550
Six Flags Entertainment Corp.	275,000	13,574,000
Total		111,785,900
Leisure Products 0.6%
Hasbro, Inc.	150,000	14,271,000
Specialty Retail 1.3%
Home Depot, Inc. (The)	112,500	21,358,125
Williams-Sonoma, Inc.	235,000	13,747,500
Total		35,105,625
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	420,000	11,995,200
Total Consumer Discretionary		197,329,225
Consumer Staples 12.9%
Beverages 2.9%
PepsiCo, Inc.	605,000	77,440,000
Food Products 2.8%
ConAgra Foods, Inc.	950,000	25,431,500
General Mills, Inc.	550,000	27,192,000
Mondelez International, Inc., Class A	450,000	22,882,500
Total		75,506,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 4.5%
Colgate-Palmolive Co.	310,000	21,582,200
Kimberly-Clark Corp.	112,500	14,387,625
Procter & Gamble Co. (The)	800,000	82,328,000
Total		118,297,825
Tobacco 2.7%
Philip Morris International, Inc.	915,000	70,573,950
Total Consumer Staples		341,817,775
Energy 11.6%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	600,000	12,846,000
Oil, Gas & Consumable Fuels 11.1%
BP PLC, ADR	2,300,000	93,656,000
Chevron Corp.	800,000	91,080,000
Suncor Energy, Inc.	1,750,000	53,900,000
Valero Energy Corp.	500,000	35,200,000
Williams Companies, Inc. (The)	775,000	20,444,500
Total		294,280,500
Total Energy		307,126,500
Financials 10.9%
Banks 7.8%
Bank of America Corp.	950,000	25,270,000
BB&T Corp.	700,000	32,725,000
JPMorgan Chase & Co.	600,000	63,576,000
PacWest Bancorp	365,000	13,264,100
Wells Fargo & Co.	1,575,000	69,882,750
Total		204,717,850
Capital Markets 0.5%
Ares Capital Corp.	800,000	14,048,000
Insurance 2.6%
MetLife, Inc.	460,000	21,256,600
Principal Financial Group, Inc.	400,000	20,628,000
Prudential Financial, Inc.	285,000	26,328,300
Total		68,212,900
Total Financials		286,978,750
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 14.1%
Biotechnology 2.0%
AbbVie, Inc.	260,000	19,944,600
Gilead Sciences, Inc.	535,000	33,303,750
Total		53,248,350
Pharmaceuticals 12.1%
Bristol-Myers Squibb Co.	900,000	40,833,000
Johnson & Johnson	910,000	119,346,500
Merck & Co., Inc.	850,000	67,328,500
Pfizer, Inc.	2,200,000	91,344,000
Total		318,852,000
Total Health Care		372,100,350
Industrials 5.4%
Aerospace & Defense 1.2%
Lockheed Martin Corp.	90,000	30,468,600
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	210,000	19,513,200
Airlines 0.7%
Delta Air Lines, Inc.	365,000	18,797,500
Machinery 1.8%
Caterpillar, Inc.	200,000	23,962,000
Ingersoll-Rand PLC	200,000	23,668,000
Total		47,630,000
Road & Rail 1.0%
Union Pacific Corp.	160,000	26,684,800
Total Industrials		143,094,100
Information Technology 13.5%
Communications Equipment 3.5%
Cisco Systems, Inc.	1,775,000	92,353,250
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	915,000	26,388,600
IT Services 2.5%
Automatic Data Processing, Inc.	90,000	14,410,800
International Business Machines Corp.	410,000	52,065,900
Total		66,476,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.1%
Broadcom, Inc.	155,000	39,004,200
Intel Corp.	550,000	24,222,000
Lam Research Corp.	235,000	41,033,350
QUALCOMM, Inc.	267,500	17,874,350
Texas Instruments, Inc.	365,000	38,073,150
Total		160,207,050
Technology Hardware, Storage & Peripherals 0.4%
Western Digital Corp.	300,000	11,166,000
Total Information Technology		356,591,600
Materials 2.0%
Chemicals 2.0%
Dow, Inc.	560,000	26,185,600
Nutrien Ltd.	550,000	26,807,000
Total		52,992,600
Total Materials		52,992,600
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
Alexandria Real Estate Equities, Inc.	200,000	29,282,000
Digital Realty Trust, Inc.	185,000	21,778,200
Duke Realty Corp.	690,000	20,762,100
Total		71,822,300
Total Real Estate		71,822,300
Utilities 5.7%
Electric Utilities 3.2%
American Electric Power Co., Inc.	165,000	14,209,800
Edison International	225,000	13,358,250
Entergy Corp.	300,000	29,121,000
Xcel Energy, Inc.	490,000	28,096,600
Total		84,785,650
Multi-Utilities 2.5%
Ameren Corp.	385,000	28,235,900
DTE Energy Co.	115,000	14,429,050
NiSource, Inc.	775,000	21,583,750
Total		64,248,700
Total Utilities		149,034,350
Total Common Stocks (Cost $2,122,530,791)		2,424,063,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.5%
AXA SA(a)
05/15/2021	7.250%	13,000,000	13,241,540
Total Convertible Bonds (Cost $13,058,995)			13,241,540

Convertible Preferred Stocks 7.1%
Issuer		Shares	Value ($)
Health Care 2.1%
Health Care Equipment & Supplies 2.1%
Becton Dickinson and Co.	6.125%	450,000	26,154,000
Danaher Corp.	4.750%	27,000	28,314,900
Total			54,468,900
Total Health Care			54,468,900
Industrials 1.0%
Machinery 1.0%
Fortive Corp.	5.000%	26,500	26,142,534
Total Industrials			26,142,534
Real Estate 0.8%
Equity Real Estate Investment Trusts (REITS) 0.8%
Crown Castle International Corp.	6.875%	19,000	22,459,640
Total Real Estate			22,459,640
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 3.2%
Electric Utilities 1.1%
American Electric Power Co., Inc.	6.125%	555,000	29,096,319
Multi-Utilities 1.6%
CenterPoint Energy, Inc.	7.000%	275,000	13,763,750
DTE Energy Co.	6.500%	515,000	28,605,540
Total			42,369,290
Water Utilities 0.5%
Aqua America, Inc.	6.000%	238,712	13,258,828
Total Utilities			84,724,437
Total Convertible Preferred Stocks (Cost $181,735,581)			187,795,511

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(b),(c)	8,889,232	8,888,343
Total Money Market Funds (Cost $8,888,343)		8,888,343
Total Investments in Securities (Cost: $2,326,213,710)		2,633,989,194
Other Assets & Liabilities, Net		7,606,291
Net Assets		2,641,595,485

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2019, the total value of these securities amounted to $13,241,540, which represents 0.50% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	48,106,325	1,207,207,575	(1,246,424,668)	8,889,232	18,070	(4,810)	839,434	8,888,343
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	145,176,250	—	—	—	145,176,250
Consumer Discretionary	197,329,225	—	—	—	197,329,225
Consumer Staples	341,817,775	—	—	—	341,817,775
Energy	307,126,500	—	—	—	307,126,500
Financials	286,978,750	—	—	—	286,978,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Health Care	372,100,350	—	—	—	372,100,350
Industrials	143,094,100	—	—	—	143,094,100
Information Technology	356,591,600	—	—	—	356,591,600
Materials	52,992,600	—	—	—	52,992,600
Real Estate	71,822,300	—	—	—	71,822,300
Utilities	149,034,350	—	—	—	149,034,350
Total Common Stocks	2,424,063,800	—	—	—	2,424,063,800
Convertible Bonds	—	13,241,540	—	—	13,241,540
Convertible Preferred Stocks
Health Care	—	54,468,900	—	—	54,468,900
Industrials	—	26,142,534	—	—	26,142,534
Real Estate	—	22,459,640	—	—	22,459,640
Utilities	—	84,724,437	—	—	84,724,437
Total Convertible Preferred Stocks	—	187,795,511	—	—	187,795,511
Money Market Funds	—	—	—	8,888,343	8,888,343
Total Investments in Securities	2,424,063,800	201,037,051	—	8,888,343	2,633,989,194
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	47,465,000	47,465,000	—
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,317,325,367)	$2,625,100,851
Affiliated issuers (cost $8,888,343)	8,888,343
Receivable for:
Investments sold	2,842,894
Capital shares sold	831,578
Dividends	9,568,908
Interest	41,889
Foreign tax reclaims	2,052,782
Prepaid expenses	1,188
Total assets	2,649,328,433
Liabilities
Payable for:
Investments purchased	3,830,760
Capital shares purchased	3,247,384
Management services fees	45,913
Distribution and/or service fees	16,502
Transfer agent fees	244,185
Compensation of board members	226,152
Other expenses	122,052
Total liabilities	7,732,948
Net assets applicable to outstanding capital stock	$2,641,595,485
Represented by
Paid in capital	2,130,121,752
Total distributable earnings (loss) (Note 2)	511,473,733
Total - representing net assets applicable to outstanding capital stock	$2,641,595,485
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2019	13

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$1,424,224,401
Shares outstanding	161,690,635
Net asset value per share	$8.81
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.35
Advisor Class
Net assets	$82,496,815
Shares outstanding	9,176,900
Net asset value per share	$8.99
Class C
Net assets	$219,221,994
Shares outstanding	25,536,594
Net asset value per share	$8.58
Institutional Class
Net assets	$647,701,715
Shares outstanding	73,149,489
Net asset value per share	$8.85
Institutional 2 Class
Net assets	$116,906,760
Shares outstanding	13,171,178
Net asset value per share	$8.88
Institutional 3 Class
Net assets	$112,950,789
Shares outstanding	12,529,126
Net asset value per share	$9.02
Class R
Net assets	$38,093,011
Shares outstanding	4,328,590
Net asset value per share	$8.80
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Annual Report 2019

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$112,837,436
Dividends — affiliated issuers	839,434
Interest	1,332,627
Interfund lending	333
Foreign taxes withheld	(1,061,131)
Total income	113,948,699
Expenses:
Management services fees	18,061,778
Distribution and/or service fees
Class A	3,846,219
Class C	2,588,192
Class R	207,574
Class T	54
Transfer agent fees
Class A	1,532,350
Advisor Class	98,810
Class C	257,854
Institutional Class	720,208
Institutional 2 Class	72,992
Institutional 3 Class	9,080
Class R	41,349
Class T	22
Compensation of board members	64,495
Custodian fees	28,286
Printing and postage fees	175,970
Registration fees	166,990
Audit fees	77,940
Legal fees	33,304
Compensation of chief compliance officer	662
Other	133,672
Total expenses	28,117,801
Fees waived by transfer agent
Institutional 2 Class	(7,938)
Institutional 3 Class	(9,080)
Expense reduction	(60)
Total net expenses	28,100,723
Net investment income	85,847,976
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	301,797,084
Investments — affiliated issuers	18,070
Foreign currency translations	36,041
Net realized gain	301,851,195
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(284,721,619)
Investments — affiliated issuers	(4,810)
Foreign currency translations	(40,189)
Net change in unrealized appreciation (depreciation)	(284,766,618)
Net realized and unrealized gain	17,084,577
Net increase in net assets resulting from operations	$102,932,553
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$85,847,976	$132,391,459
Net realized gain	301,851,195	209,412,531
Net change in unrealized appreciation (depreciation)	(284,766,618)	(48,225,508)
Net increase in net assets resulting from operations	102,932,553	293,578,482
Distributions to shareholders
Net investment income and net realized gains
Class A	(169,010,822)
Advisor Class	(10,936,770)
Class C	(27,104,430)
Institutional Class	(80,777,864)
Institutional 2 Class	(14,053,110)
Institutional 3 Class	(13,011,735)
Class R	(4,388,851)
Class T	(3,509)
Net investment income
Class A		(66,315,731)
Advisor Class		(4,096,552)
Class B		(31,753)
Class C		(10,586,913)
Institutional Class		(38,023,192)
Institutional 2 Class		(8,530,936)
Institutional 3 Class		(5,973,387)
Class K		(118,288)
Class R		(1,513,397)
Class T		(1,870)
Net realized gains
Class A		(138,788,158)
Advisor Class		(8,424,472)
Class C		(27,806,841)
Institutional Class		(72,084,164)
Institutional 2 Class		(17,313,218)
Institutional 3 Class		(10,772,260)
Class K		(324,157)
Class R		(3,484,195)
Class T		(4,001)
Total distributions to shareholders (Note 2)	(319,287,091)	(414,193,485)
Decrease in net assets from capital stock activity	(333,314,943)	(726,749,808)
Total decrease in net assets	(549,669,481)	(847,364,811)
Net assets at beginning of year	3,191,264,966	4,038,629,777
Net assets at end of year	$2,641,595,485	$3,191,264,966
Undistributed net investment income	$13,525,360	$21,457,234
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,368,558	86,961,440	8,341,290	82,188,227
Distributions reinvested	18,931,650	166,586,143	20,989,495	202,635,364
Redemptions	(35,258,539)	(326,591,288)	(56,520,933)	(553,689,261)
Net decrease	(6,958,331)	(73,043,705)	(27,190,148)	(268,865,670)
Advisor Class
Subscriptions	2,395,660	22,856,582	5,393,885	53,808,855
Distributions reinvested	1,201,049	10,797,301	1,205,381	11,834,032
Redemptions	(6,176,773)	(58,042,475)	(4,879,439)	(48,677,280)
Net increase (decrease)	(2,580,064)	(24,388,592)	1,719,827	16,965,607
Class B
Subscriptions	—	—	23	222
Distributions reinvested	—	—	3,197	31,330
Redemptions	—	—	(512,997)	(5,004,071)
Net decrease	—	—	(509,777)	(4,972,519)
Class C
Subscriptions	1,703,248	15,001,353	2,124,000	20,421,644
Distributions reinvested	2,994,713	25,663,462	3,858,139	36,452,500
Redemptions	(12,640,670)	(114,572,382)	(12,885,588)	(123,747,450)
Net decrease	(7,942,709)	(73,907,567)	(6,903,449)	(66,873,306)
Institutional Class
Subscriptions	16,518,309	152,969,856	14,193,560	140,077,797
Distributions reinvested	8,450,182	74,815,958	10,622,764	103,036,054
Redemptions	(36,761,216)	(341,817,113)	(55,272,852)	(546,739,957)
Net decrease	(11,792,725)	(114,031,299)	(30,456,528)	(303,626,106)
Institutional 2 Class
Subscriptions	7,303,314	67,850,971	3,761,953	37,231,159
Distributions reinvested	1,458,427	12,940,758	2,419,431	23,507,068
Redemptions	(12,270,471)	(116,156,908)	(13,439,437)	(131,507,499)
Net decrease	(3,508,730)	(35,365,179)	(7,258,053)	(70,769,272)
Institutional 3 Class
Subscriptions	1,807,211	17,254,065	5,113,569	51,293,934
Distributions reinvested	1,445,228	13,011,735	1,699,599	16,745,647
Redemptions	(4,270,778)	(40,422,063)	(9,090,423)	(92,411,781)
Net decrease	(1,018,339)	(10,156,263)	(2,277,255)	(24,372,200)
Class K
Subscriptions	—	—	58,139	582,067
Distributions reinvested	—	—	45,528	442,445
Redemptions	—	—	(488,485)	(4,819,093)
Net decrease	—	—	(384,818)	(3,794,581)
Class R
Subscriptions	594,474	5,459,829	660,502	6,460,240
Distributions reinvested	465,206	4,089,081	485,177	4,681,090
Redemptions	(1,277,073)	(11,929,084)	(1,185,784)	(11,569,585)
Net decrease	(217,393)	(2,380,174)	(40,105)	(428,255)
Class T
Distributions reinvested	369	3,262	578	5,587
Redemptions	(5,110)	(45,426)	(1,938)	(19,093)
Net decrease	(4,741)	(42,164)	(1,360)	(13,506)
Total net decrease	(34,023,032)	(333,314,943)	(73,301,666)	(726,749,808)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$9.56	0.27	0.04	—	0.31	(0.31)	(0.75)	(1.06)
Year Ended 5/31/2018	$9.92	0.35	0.43	—	0.78	(0.36)	(0.78)	(1.14)
Year Ended 5/31/2017	$9.23	0.32	0.74	0.00 (e)	1.06	(0.37)	—	(0.37)
Year Ended 5/31/2016	$9.58	0.32	(0.16)	—	0.16	(0.32)	(0.19)	(0.51)
Year Ended 5/31/2015	$10.67	0.31	0.23	—	0.54	(0.29)	(1.34)	(1.63)
Advisor Class
Year Ended 5/31/2019	$9.73	0.30	0.04	—	0.34	(0.33)	(0.75)	(1.08)
Year Ended 5/31/2018	$10.08	0.38	0.43	—	0.81	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.38	0.35	0.74	0.00 (e)	1.09	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.73	0.35	(0.17)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.81	0.35	0.23	—	0.58	(0.32)	(1.34)	(1.66)
Class C
Year Ended 5/31/2019	$9.34	0.20	0.03	—	0.23	(0.24)	(0.75)	(0.99)
Year Ended 5/31/2018	$9.72	0.27	0.41	—	0.68	(0.28)	(0.78)	(1.06)
Year Ended 5/31/2017	$9.05	0.25	0.72	0.00 (e)	0.97	(0.30)	—	(0.30)
Year Ended 5/31/2016	$9.40	0.25	(0.16)	—	0.09	(0.25)	(0.19)	(0.44)
Year Ended 5/31/2015	$10.50	0.23	0.22	—	0.45	(0.21)	(1.34)	(1.55)
Institutional Class
Year Ended 5/31/2019	$9.60	0.30	0.03	—	0.33	(0.33)	(0.75)	(1.08)
Year Ended 5/31/2018	$9.96	0.38	0.42	—	0.80	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.27	0.36	0.72	0.00 (e)	1.08	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.62	0.34	(0.16)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.71	0.34	0.23	—	0.57	(0.32)	(1.34)	(1.66)
Institutional 2 Class
Year Ended 5/31/2019	$9.62	0.30	0.05	—	0.35	(0.34)	(0.75)	(1.09)
Year Ended 5/31/2018	$9.98	0.38	0.43	—	0.81	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.29	0.36	0.73	0.00 (e)	1.09	(0.40)	—	(0.40)
Year Ended 5/31/2016	$9.64	0.35	(0.16)	—	0.19	(0.35)	(0.19)	(0.54)
Year Ended 5/31/2015	$10.72	0.35	0.24	—	0.59	(0.33)	(1.34)	(1.67)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$8.81	3.47%	0.99%	0.99% (c)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$9.56	7.96%	0.98% (d)	0.98% (c),(d)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$9.92	11.71% (f)	0.99% (d)	0.99% (c),(d)	3.40%	65%	$1,942,546
Year Ended 5/31/2016	$9.23	2.08%	1.01% (d)	1.01% (c),(d)	3.53%	85%	$2,805,177
Year Ended 5/31/2015	$9.58	5.82%	1.00%	1.00% (c)	3.08%	78%	$3,754,040
Advisor Class
Year Ended 5/31/2019	$8.99	3.77%	0.74%	0.74% (c)	3.18%	66%	$82,497
Year Ended 5/31/2018	$9.73	8.20%	0.73% (d)	0.73% (c),(d)	3.76%	65%	$114,441
Year Ended 5/31/2017	$10.08	11.90% (f)	0.74% (d)	0.74% (c),(d)	3.66%	65%	$101,179
Year Ended 5/31/2016	$9.38	2.31%	0.76% (d)	0.76% (c),(d)	3.78%	85%	$106,063
Year Ended 5/31/2015	$9.73	6.11%	0.75%	0.75% (c)	3.39%	78%	$116,211
Class C
Year Ended 5/31/2019	$8.58	2.64%	1.74%	1.74% (c)	2.18%	66%	$219,222
Year Ended 5/31/2018	$9.34	7.08%	1.73% (d)	1.73% (c),(d)	2.80%	65%	$312,766
Year Ended 5/31/2017	$9.72	10.88% (f)	1.74% (d)	1.74% (c),(d)	2.67%	65%	$392,361
Year Ended 5/31/2016	$9.05	1.33%	1.76% (d)	1.76% (c),(d)	2.79%	85%	$411,269
Year Ended 5/31/2015	$9.40	5.00%	1.75%	1.75% (c)	2.35%	78%	$468,629
Institutional Class
Year Ended 5/31/2019	$8.85	3.71%	0.74%	0.74% (c)	3.18%	66%	$647,702
Year Ended 5/31/2018	$9.60	8.19%	0.73% (d)	0.73% (c),(d)	3.83%	65%	$815,788
Year Ended 5/31/2017	$9.96	11.93% (f)	0.75% (d)	0.75% (c),(d)	3.72%	65%	$1,149,455
Year Ended 5/31/2016	$9.27	2.34%	0.76% (d)	0.76% (c),(d)	3.76%	85%	$602,822
Year Ended 5/31/2015	$9.62	6.07%	0.75%	0.75% (c)	3.33%	78%	$927,865
Institutional 2 Class
Year Ended 5/31/2019	$8.88	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$9.62	8.24%	0.69% (d)	0.68% (d)	3.86%	65%	$160,493
Year Ended 5/31/2017	$9.98	11.99% (f)	0.68% (d)	0.68% (d)	3.75%	65%	$238,847
Year Ended 5/31/2016	$9.29	2.44%	0.67% (d)	0.67% (d)	3.89%	85%	$237,565
Year Ended 5/31/2015	$9.64	6.29%	0.65%	0.65%	3.41%	78%	$256,079
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$9.76	0.31	0.04	—	0.35	(0.34)	(0.75)	(1.09)
Year Ended 5/31/2018	$10.10	0.39	0.44	—	0.83	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.40	0.37	0.74	0.00 (e)	1.11	(0.41)	—	(0.41)
Year Ended 5/31/2016	$9.74	0.36	(0.15)	—	0.21	(0.36)	(0.19)	(0.55)
Year Ended 5/31/2015	$10.83	0.36	0.22	—	0.58	(0.33)	(1.34)	(1.67)
Class R
Year Ended 5/31/2019	$9.55	0.25	0.03	—	0.28	(0.28)	(0.75)	(1.03)
Year Ended 5/31/2018	$9.91	0.32	0.43	—	0.75	(0.33)	(0.78)	(1.11)
Year Ended 5/31/2017	$9.23	0.30	0.73	0.00 (e)	1.03	(0.35)	—	(0.35)
Year Ended 5/31/2016	$9.58	0.30	(0.16)	—	0.14	(0.30)	(0.19)	(0.49)
Year Ended 5/31/2015	$10.66	0.29	0.23	—	0.52	(0.26)	(1.34)	(1.60)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$9.02	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$9.76	8.40%	0.64% (d)	0.63% (d)	3.86%	65%	$132,205
Year Ended 5/31/2017	$10.10	12.01% (f)	0.63% (d)	0.63% (d)	3.82%	65%	$159,887
Year Ended 5/31/2016	$9.40	2.56%	0.62% (d)	0.62% (d)	3.97%	85%	$65,791
Year Ended 5/31/2015	$9.74	6.17%	0.60%	0.60%	3.54%	78%	$60,275
Class R
Year Ended 5/31/2019	$8.80	3.21%	1.24%	1.24% (c)	2.67%	66%	$38,093
Year Ended 5/31/2018	$9.55	7.69%	1.23% (d)	1.23% (c),(d)	3.28%	65%	$43,418
Year Ended 5/31/2017	$9.91	11.32% (f)	1.24% (d)	1.24% (c),(d)	3.17%	65%	$45,454
Year Ended 5/31/2016	$9.23	1.83%	1.26% (d)	1.26% (c),(d)	3.31%	85%	$38,578
Year Ended 5/31/2015	$9.58	5.65%	1.25%	1.25% (c)	2.87%	78%	$36,480
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2019	21

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Dividend Opportunity Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
May 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Columbia Dividend Opportunity Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.62% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
26	Columbia Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Class R	0.10
Class T	0.05 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $908,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	805,691
Class C	11,306
Columbia Dividend Opportunity Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.16%	1.16%
Advisor Class	0.91	0.91
Class C	1.91	1.91
Institutional Class	0.91	0.91
Institutional 2 Class	0.86	0.84
Institutional 3 Class	0.81	0.79
Class R	1.41	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, deemed distributions, amortization/accretion on certain convertible securities, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,505,360	(913,747)	(591,613)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
28	Columbia Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
95,285,210	224,001,881	319,287,091	135,192,019	279,001,466	414,193,485
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,265,289	192,754,765	—	304,726,449
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,329,262,745	387,169,844	(82,443,395)	304,726,449
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,880,017,139 and $2,397,830,939, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Dividend Opportunity Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	562,500	2.69	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 59.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
30	Columbia Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Opportunity Fund | Annual Report 2019	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Dividend Opportunity Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	96.28%	$311,541,279
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Dividend Opportunity Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Dividend Opportunity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Dividend Opportunity Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
36	Columbia Dividend Opportunity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Dividend Opportunity Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Dividend Opportunity Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund | Annual Report 2019	39

Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN140_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia High Yield Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia High Yield Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	5.47	3.64	8.16
	Including sales charges		0.53	2.65	7.66
Advisor Class		12/11/06	5.36	3.84	8.28
Class C	Excluding sales charges	06/26/00	4.68	2.87	7.40
	Including sales charges		3.68	2.87	7.40
Institutional Class*		09/27/10	5.73	3.90	8.39
Institutional 2 Class		12/11/06	5.82	3.92	8.50
Institutional 3 Class*		11/08/12	5.87	4.04	8.44
Class R		12/11/06	5.21	3.39	7.91
ICE BofAML U.S. Cash Pay High Yield Constrained Index			5.39	4.37	9.20
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2019)
Corporate Bonds & Notes	91.1
Money Market Funds	4.2
Senior Loans	4.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2019)
BB rating	37.5
B rating	51.2
CCC rating	11.1
Not rated	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 5.47% excluding sales charges. The Fund’s benchmark, the ICE BofAML U.S. High Yield Cash Pay Constrained Index, returned 5.39% for the same time period. While there was some impact on Fund returns from industry allocation over the period, security selection was the primary driver of its outperformance. Security selection was strongest within energy-exploration and production, telecom-wireline, chemicals and telecom-wireless, and weakest within personal and household products and oil field equipment and services.
Favorable market conditions for the high-yield sector
The positive results for the high-yield sector over the 12-month reporting period masked notable underlying volatility. Over the period, high-yield market returns were driven by headlines surrounding global trade tensions, a mixed supply/demand backdrop for high yield, positive but softening U.S. economic data and supportive corporate earnings.
Interest rate spreads between high-yield bonds and Treasury securities reached a post-financial-crisis low of 324 basis points in early October 2018. Those spreads then widened dramatically (as prices of high-yield bonds fell) over the remainder of the fourth quarter of 2018 amid concerns regarding the potential impact of tariffs on economic growth and corporate earnings, along with a steep drop in oil prices. The worst fourth-quarter returns for high yield since 2008 were then followed by the strongest-ever start to a calendar year during the first three months of 2019 as the U.S. Federal Reserve (Fed) abruptly reversed its credit tightening course and declared an early end to its balance sheet reduction program and a pause in its increases in the fed funds target rate. A dramatic bounce-back in stock prices and a corresponding rebound in oil prices during the first quarter of 2019 also helped high-yield bonds to rally strongly.
U.S. economic data was mixed over the period. While the data was generally in line with expectations for the third quarter of 2018, economic statistics were slightly disappointing going into year end and through much of 2019. Employment reports and labor market conditions remained generally strong, but durable goods orders, retail sales, industrial production and manufacturing data have gradually softened over the past several months. Corporate earnings were broadly supportive of credit market returns over the period, with the majority of companies exceeding analysts’ expectations.
Most high-yield sectors saw positive returns during the period. Media, utilities, retail and health care outperformed, with returns of 9.2%, 8.3%, 8.1% and 8.1%, respectively. Energy, automotive, transportation and basic industry underperformed within the benchmark with returns of -1.6%, 0.80%, 4.3% and 4.4%, respectively. High-yield issuer defaults remained low by historical standards.
Industry allocation and security selection
While the Fund’s industry allocation had a modest positive impact on performance during the 12-month period, security selection was the primary driver of the Fund’s outperformance. Security selection was strongest within energy-exploration and production, telecom-wireline, chemicals and telecom-wireless, while lagging within personal and household products and oil field equipment and services. In terms of industry allocation, an overweight to cable and an underweight to oil field equipment and services contributed to relative performance, while an underweight to specialty retail and an overweight to energy-exploration and production detracted from the Fund’s results.
From a ratings perspective, the Fund’s defensive issuer selection decisions within the CCC category was a notable contributor to returns during the period. A modest underweight to CCC-rated credits also was additive given the general underperformance of lower rated credits.
At period’s end
As of the close of the reporting period, high-yield spreads had recently re-widened somewhat as trade tensions resurfaced and intensified, leading to heightened market volatility, lower equity and oil/commodity prices, and renewed outflows from the high-yield asset class. While the level of trade tensions had been greater than we expected, we anticipated an ultimately satisfactory resolution. We continue to expect a coupon-like return for high yield, but acknowledge that the range of possible outcomes has widened.
While 2019 U.S. economic data has slowed from its strong first-quarter pace, we continued to believe that the U.S. economy remained on solid footing at period’s end. While recent economic data has been mixed, we believe the U.S. consumer remained in good shape and the employment market was robust. Overall, we continue to expect positive but slowing growth
Columbia High Yield Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
in the United States as the fiscal stimulus from the 2018 tax law is now more than a year old. Additionally, the Fed has acknowledged concerns surrounding decelerating growth in Europe and China, softening U.S. economic data and escalating trade tensions between the United States and China. Fed Chairman Powell has signaled an openness to cutting interest rates as necessary, pledging to keep a close eye on the global trade situation.
Given its importance to the high-yield market, the direction of oil prices will continue to be a key driver of overall high-yield returns. Oil prices have rebounded from their December lows as adherence to the previously announced production curtailments by OPEC, Russia and Canada was strong. More recently though, prices have declined as global demand for crude oil has been weaker than expected. We had been cautious regarding commodity prices, but viewed levels at the close of the reporting period as close to reflecting an equilibrium between supply and demand.
Within the high-yield market, the supply/demand situation remained supportive. New-issue volume was 43% lower in 2018, and we expect supply may remain muted in 2019 given elevated refinancing activity over recent years, along with higher interest rates and a lack of leveraged buyout activity. As many investors reduced their high-yield allocation in 2018, there may be the potential for healthy demand if valuations and fundamentals become more attractive.
Overall, the Fund remained positioned more conservatively than the benchmark at period’s end. The Fund’s underweight to CCC-rated bonds had declined, but our positioning within CCC issues remained selective. The Fund was also positioned defensively from an industry allocation perspective, with overweights to utilities, media and consumer goods, and underweights to retail, energy, technology and electronics, and transportation. While we remain constructive regarding the U.S. economy, we continue to balance recent more attractive valuations in the market with the risks from the ongoing volatility stemming from global trade negotiations.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,055.20	1,019.75	5.33	5.24	1.04
Advisor Class	1,000.00	1,000.00	1,052.70	1,020.99	4.04	3.98	0.79
Class C	1,000.00	1,000.00	1,047.70	1,016.01	9.14	9.00	1.79
Institutional Class	1,000.00	1,000.00	1,056.50	1,020.99	4.05	3.98	0.79
Institutional 2 Class	1,000.00	1,000.00	1,057.10	1,021.39	3.64	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	1,053.50	1,021.64	3.38	3.33	0.66
Class R	1,000.00	1,000.00	1,053.80	1,018.50	6.61	6.49	1.29
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia High Yield Bond Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 90.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.3%
Bombardier, Inc.(a)
12/01/2024	7.500%	877,000	871,046
03/15/2025	7.500%	1,575,000	1,533,365
04/15/2027	7.875%	2,090,000	2,012,852
TransDigm, Inc.
05/15/2025	6.500%	2,710,000	2,690,911
06/15/2026	6.375%	11,049,000	10,853,366
TransDigm, Inc.(a)
03/15/2026	6.250%	12,094,000	12,359,100
03/15/2027	7.500%	4,034,000	4,069,213
Total			34,389,853
Automotive 0.7%
IAA Spinco, Inc.(a),(b)
06/15/2027	5.500%	781,000	792,311
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%	5,052,000	5,173,794
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	2,429,000	2,478,751
05/15/2027	8.500%	2,369,000	2,359,405
Total			10,804,261
Banking 0.6%
Ally Financial, Inc.
11/01/2031	8.000%	7,411,000	9,405,337
Brokerage/Asset Managers/Exchanges 0.5%
NFP Corp.(a)
07/15/2025	6.875%	6,349,000	6,164,251
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	1,000,000	1,032,007
Total			7,196,258
Building Materials 1.5%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	3,365,000	3,460,546
05/15/2026	5.875%	5,769,000	5,862,660
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	8,607,000	8,146,258
Core & Main LP(a)
08/15/2025	6.125%	4,640,000	4,615,357
Total			22,084,821
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 8.8%
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	5,483,000	5,660,627
05/01/2025	5.375%	7,263,000	7,424,035
02/15/2026	5.750%	3,324,000	3,450,206
05/01/2026	5.500%	3,194,000	3,267,229
05/01/2027	5.875%	1,954,000	2,020,739
CSC Holdings LLC(a)
12/15/2021	5.125%	3,721,000	3,711,139
12/15/2021	5.125%	2,020,000	2,020,840
07/15/2023	5.375%	2,159,000	2,192,121
10/15/2025	10.875%	3,146,000	3,575,747
02/01/2028	5.375%	4,462,000	4,473,356
04/01/2028	7.500%	8,870,000	9,431,808
02/01/2029	6.500%	8,352,000	8,839,231
DISH DBS Corp.
07/01/2026	7.750%	17,366,000	15,912,379
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	4,458,000	4,341,147
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	1,537,000	1,552,372
02/15/2025	6.625%	2,116,000	2,070,339
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	3,483,000	3,510,519
Unitymedia GmbH(a)
01/15/2025	6.125%	4,028,000	4,135,685
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	7,821,000	7,993,289
Viasat, Inc.(a)
04/15/2027	5.625%	1,411,000	1,428,347
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	2,581,000	2,569,695
08/15/2026	5.500%	10,952,000	11,016,967
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	9,914,000	9,644,567
Ziggo BV(a)
01/15/2027	5.500%	9,331,000	9,095,989
Total			129,338,373
Chemicals 3.7%
Alpha 2 BV(a)
06/01/2023	8.750%	4,600,000	4,511,441
Angus Chemical Co.(a)
02/15/2023	8.750%	4,470,000	4,470,514
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	4,581,000	4,539,739
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	3,649,000	3,637,330
INEOS Group Holdings SA(a)
08/01/2024	5.625%	1,932,000	1,886,407
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	11,330,000	11,497,616
PQ Corp.(a)
11/15/2022	6.750%	7,780,000	8,016,823
12/15/2025	5.750%	4,343,000	4,328,725
SPCM SA(a)
09/15/2025	4.875%	3,211,000	3,116,189
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	8,044,000	7,884,471
Total			53,889,255
Construction Machinery 1.2%
H&E Equipment Services, Inc.
09/01/2025	5.625%	4,682,000	4,667,284
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,110,035
United Rentals North America, Inc.
09/15/2026	5.875%	2,512,000	2,603,577
12/15/2026	6.500%	3,826,000	4,061,280
01/15/2030	5.250%	2,597,000	2,550,857
Total			16,993,033
Consumer Cyclical Services 1.1%
APX Group, Inc.
12/01/2020	8.750%	4,246,000	3,989,635
12/01/2022	7.875%	6,781,000	6,290,740
09/01/2023	7.625%	2,732,000	2,185,196
APX Group, Inc.(a)
11/01/2024	8.500%	2,608,000	2,469,181
frontdoor, Inc.(a)
08/15/2026	6.750%	1,680,000	1,764,222
Total			16,698,974
Consumer Products 2.1%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	1,647,000	1,664,274
01/15/2027	7.750%	2,022,000	2,112,157
Mattel, Inc.(a)
12/31/2025	6.750%	3,057,000	3,014,156
Prestige Brands, Inc.(a)
03/01/2024	6.375%	6,212,000	6,391,471
Resideo Funding, Inc.(a)
11/01/2026	6.125%	855,000	881,749
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,237,000	6,475,521
Spectrum Brands, Inc.
07/15/2025	5.750%	6,557,000	6,661,958
Valvoline, Inc.
07/15/2024	5.500%	3,919,000	3,985,298
Total			31,186,584
Diversified Manufacturing 0.9%
CFX Escrow Corp.(a)
02/15/2024	6.000%	959,000	991,897
02/15/2026	6.375%	1,151,000	1,202,104
Gates Global LLC/Co.(a)
07/15/2022	6.000%	5,323,000	5,299,478
SPX FLOW, Inc.(a)
08/15/2024	5.625%	1,294,000	1,328,365
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,290,797
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	2,565,000	2,694,509
Total			12,807,150
Electric 4.3%
AES Corp. (The)
05/15/2026	6.000%	4,759,000	5,008,538
09/01/2027	5.125%	4,022,000	4,114,349
Calpine Corp.
02/01/2024	5.500%	3,320,000	3,223,189
Calpine Corp.(a)
06/01/2026	5.250%	2,670,000	2,617,238
Clearway Energy Operating LLC
08/15/2024	5.375%	8,198,000	8,142,213
09/15/2026	5.000%	4,123,000	3,987,217
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	2,535,000	2,539,687
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	10,256,000	9,961,089
NRG Energy, Inc.
01/15/2027	6.625%	2,858,000	3,041,161
NRG Energy, Inc.(a)
06/15/2029	5.250%	6,574,000	6,751,366
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	2,127,000	2,155,572
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	6,745,000	6,485,297

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	5,212,000	5,364,597
Total			63,391,513
Environmental 0.3%
GFL Environmental, Inc.(a)
03/01/2023	5.375%	1,050,000	1,026,342
05/01/2027	8.500%	2,380,000	2,431,101
Hulk Finance Corp.(a)
06/01/2026	7.000%	758,000	730,339
Total			4,187,782
Finance Companies 2.9%
iStar, Inc.
04/01/2022	6.000%	5,934,000	6,025,668
Navient Corp.
03/25/2020	8.000%	681,000	702,356
07/26/2021	6.625%	4,512,000	4,684,408
01/25/2022	7.250%	2,868,000	3,026,968
06/15/2022	6.500%	3,348,000	3,485,127
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	4,981,432
Quicken Loans, Inc.(a)
05/01/2025	5.750%	9,555,000	9,445,882
Springleaf Finance Corp.
03/15/2023	5.625%	2,868,000	2,944,452
03/15/2024	6.125%	5,728,000	5,936,654
03/15/2025	6.875%	731,000	765,041
01/15/2028	6.625%	1,119,000	1,133,227
Total			43,131,215
Food and Beverage 2.2%
B&G Foods, Inc.
04/01/2025	5.250%	5,930,000	5,757,520
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	573,000	579,709
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	3,164,000	2,640,861
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	2,055,366
11/01/2026	4.875%	2,498,000	2,513,593
Post Holdings, Inc.(a)
03/01/2025	5.500%	2,369,000	2,395,755
08/15/2026	5.000%	5,309,000	5,202,480
03/01/2027	5.750%	8,965,000	9,011,071
01/15/2028	5.625%	1,908,000	1,891,641
Total			32,047,996
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 4.4%
Boyd Gaming Corp.
05/15/2023	6.875%	5,088,000	5,255,945
08/15/2026	6.000%	2,912,000	2,944,789
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,190,000	2,144,406
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,035,000	5,137,311
09/15/2026	6.000%	2,650,000	2,736,393
International Game Technology PLC(a)
02/15/2022	6.250%	5,709,000	5,917,772
02/15/2025	6.500%	3,197,000	3,378,810
01/15/2027	6.250%	3,006,000	3,123,499
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,198,341
01/15/2028	4.500%	296,000	280,958
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	2,644,000	2,726,731
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	1,283,000	1,264,898
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	1,976,000	2,000,969
Scientific Games International, Inc.
12/01/2022	10.000%	5,203,000	5,475,871
Scientific Games International, Inc.(a)
10/15/2025	5.000%	7,501,000	7,379,851
03/15/2026	8.250%	6,253,000	6,293,801
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	1,959,000	2,017,308
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	3,955,000	3,888,339
Total			64,165,992
Health Care 4.8%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	3,156,000	3,166,913
02/15/2023	5.625%	1,690,000	1,697,120
03/01/2024	6.500%	418,000	428,687
Avantor, Inc.(a)
10/01/2025	9.000%	4,578,000	5,026,557
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	5,206,000	5,030,839
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,689,000	1,762,188
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	4,274,000	4,071,793

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%	2,498,000	2,608,541
09/01/2028	5.625%	5,109,000	5,333,025
02/01/2029	5.875%	2,357,000	2,497,682
Hologic, Inc.(a)
10/15/2025	4.375%	5,368,000	5,313,139
02/01/2028	4.625%	1,613,000	1,580,266
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	8,364,000	8,325,124
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	682,000	676,252
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	5,871,000	5,937,137
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	1,506,000	1,528,290
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,095,955
Tenet Healthcare Corp.
05/01/2025	5.125%	4,007,000	3,976,895
08/01/2025	7.000%	3,939,000	3,882,251
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	4,414,000	4,511,651
Total			70,450,305
Healthcare Insurance 1.0%
Centene Corp.(a)
06/01/2026	5.375%	6,021,000	6,253,465
WellCare Health Plans, Inc.
04/01/2025	5.250%	4,307,000	4,369,077
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	4,429,000	4,541,780
Total			15,164,322
Home Construction 1.4%
Lennar Corp.
11/15/2024	5.875%	5,630,000	5,997,723
06/01/2026	5.250%	2,127,000	2,193,524
06/15/2027	5.000%	1,578,000	1,599,647
Meritage Homes Corp.
04/01/2022	7.000%	2,106,000	2,260,389
06/06/2027	5.125%	2,051,000	1,999,672
Shea Homes LP/Funding Corp.(a)
04/01/2023	5.875%	544,000	541,366
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,357,500
03/01/2024	5.625%	2,745,000	2,758,629
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	231,000	229,017
Total			19,937,467
Independent Energy 6.0%
Callon Petroleum Co.
10/01/2024	6.125%	1,724,000	1,709,722
07/01/2026	6.375%	7,678,000	7,566,830
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	7,878,000	7,299,227
Centennial Resource Production LLC(a)
01/15/2026	5.375%	2,763,000	2,655,995
04/01/2027	6.875%	3,152,000	3,128,537
Chesapeake Energy Corp.
10/01/2026	7.500%	5,180,000	4,542,570
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	11,475,000	10,986,417
Extraction Oil & Gas, Inc.(a)
02/01/2026	5.625%	2,643,000	2,074,879
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	2,533,000	2,284,346
Jagged Peak Energy LLC
05/01/2026	5.875%	4,779,000	4,617,446
Matador Resources Co.
09/15/2026	5.875%	5,014,000	4,960,435
MEG Energy Corp.(a)
01/15/2025	6.500%	1,250,000	1,204,209
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	3,378,000	3,369,531
08/15/2025	5.250%	6,493,000	6,373,490
10/15/2027	5.625%	5,703,000	5,635,802
QEP Resources, Inc.
03/01/2026	5.625%	1,582,000	1,433,015
SM Energy Co.
06/01/2025	5.625%	1,555,000	1,359,861
09/15/2026	6.750%	4,953,000	4,383,405
01/15/2027	6.625%	2,132,000	1,875,887
WPX Energy, Inc.
01/15/2022	6.000%	2,579,000	2,620,519
09/15/2024	5.250%	6,175,000	6,113,250
06/01/2026	5.750%	2,762,000	2,743,873
Total			88,939,246
Leisure 0.5%
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	3,002,000	3,020,255

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Viking Cruises Ltd.(a)
09/15/2027	5.875%	3,703,000	3,595,261
Total			6,615,516
Lodging 0.1%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	895,000	927,924
Media and Entertainment 3.4%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	8,726,000	9,322,544
iHeartCommunications, Inc.
05/01/2026	6.375%	2,103,583	2,188,991
05/01/2027	8.375%	4,923,863	5,161,562
Match Group, Inc.
06/01/2024	6.375%	3,938,000	4,129,056
Netflix, Inc.
04/15/2028	4.875%	10,819,000	10,717,345
11/15/2028	5.875%	6,585,000	6,930,712
Netflix, Inc.(a)
05/15/2029	6.375%	2,427,000	2,643,326
11/15/2029	5.375%	4,635,000	4,707,440
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	4,174,000	4,235,137
Total			50,036,113
Metals and Mining 3.6%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,114,000	2,163,656
09/30/2026	7.000%	1,675,000	1,742,000
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	4,735,000	4,923,027
Constellium NV(a)
03/01/2025	6.625%	3,870,000	3,960,984
02/15/2026	5.875%	9,260,000	9,211,348
Freeport-McMoRan, Inc.
11/14/2024	4.550%	1,533,000	1,489,700
03/15/2043	5.450%	9,458,000	8,097,788
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	1,749,000	1,778,110
01/15/2025	7.625%	8,255,000	8,258,360
Novelis Corp.(a)
08/15/2024	6.250%	2,094,000	2,132,002
09/30/2026	5.875%	9,483,000	9,251,387
Total			53,008,362
Midstream 6.2%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	3,616,000	3,640,408
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	4,907,000	4,969,285
DCP Midstream Operating LP
05/15/2029	5.125%	2,850,000	2,867,701
04/01/2044	5.600%	12,095,000	11,375,505
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	4,007,635
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	4,921,000	5,084,717
NGPL PipeCo LLC(a)
12/15/2037	7.768%	4,656,000	5,737,524
NuStar Logistics LP
06/01/2026	6.000%	1,704,000	1,699,278
04/28/2027	5.625%	5,741,000	5,582,066
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	5,388,000	5,421,745
Sunoco LP/Finance Corp.
01/15/2023	4.875%	1,880,000	1,898,569
02/15/2026	5.500%	5,676,000	5,733,140
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	4,171,000	4,187,596
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	4,548,000	4,570,740
01/15/2028	5.000%	14,769,000	14,221,558
Targa Resources Partners LP/Finance Corp.(a)
07/15/2027	6.500%	821,000	856,005
01/15/2029	6.875%	3,784,000	4,037,543
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,106,000	4,934,872
Total			90,825,887
Oil Field Services 1.1%
Apergy Corp.
05/01/2026	6.375%	5,525,000	5,715,519
Calfrac Holdings LP(a)
06/15/2026	8.500%	2,494,000	1,815,482
Nabors Industries, Inc.
02/01/2025	5.750%	7,319,000	6,011,680
SESI LLC
09/15/2024	7.750%	2,007,000	1,305,555
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	1,875,000	1,858,594
Total			16,706,830
Other Industry 0.4%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	5,439,000	5,376,185

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WeWork Companies, Inc.(a)
05/01/2025	7.875%	1,105,000	1,016,102
Total			6,392,287
Other REIT 0.5%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	2,561,000	2,582,075
03/15/2027	5.375%	5,056,000	5,239,280
Total			7,821,355
Packaging 3.5%
ARD Finance SA PIK
09/15/2023	7.125%	2,992,000	2,946,363
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	6,396,000	6,667,312
02/15/2025	6.000%	8,830,000	8,760,013
Berry Global Escrow Corp.(a),(b)
07/15/2026	4.875%	1,088,000	1,082,339
07/15/2027	5.625%	1,971,000	1,988,682
Berry Global, Inc.
07/15/2023	5.125%	5,060,000	5,110,899
BWAY Holding Co.(a)
04/15/2024	5.500%	4,478,000	4,383,478
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	2,750,000	2,495,784
Novolex (a)
01/15/2025	6.875%	1,763,000	1,580,087
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	6,623,851	6,633,085
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	9,060,000	9,131,384
Total			50,779,426
Pharmaceuticals 2.6%
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	8,068,000	7,897,789
11/01/2025	5.500%	1,638,000	1,651,012
12/15/2025	9.000%	2,881,000	3,103,059
04/01/2026	9.250%	5,400,000	5,854,518
01/31/2027	8.500%	4,595,000	4,851,089
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	3,073,000	3,067,038
Eagle Holding Co. II LLC PIK(a)
05/15/2022	7.750%	1,544,000	1,553,650
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	7,606,000	7,730,480
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	3,010,000	2,902,170
Total			38,610,805
Property & Casualty 0.5%
Acrisure LLC/Finance, Inc.(a)
02/15/2024	8.125%	1,043,000	1,071,608
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	2,246,000	2,297,135
HUB International Ltd.(a)
05/01/2026	7.000%	4,689,000	4,618,009
Total			7,986,752
Restaurants 0.3%
IRB Holding Corp.(a)
02/15/2026	6.750%	4,275,000	4,168,882
Retailers 0.5%
L Brands, Inc.
11/01/2035	6.875%	2,990,000	2,626,087
Party City Holdings, Inc.(a)
08/15/2023	6.125%	374,000	380,562
08/01/2026	6.625%	1,541,000	1,533,292
PetSmart, Inc.(a)
06/01/2025	5.875%	3,159,000	2,948,901
Total			7,488,842
Supermarkets 0.2%
Albertsons Companies LLC/Safeway, Inc.(a)
03/15/2026	7.500%	1,874,000	1,963,017
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	1,589,000	1,537,891
Total			3,500,908
Technology 7.0%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,873,000	2,886,086
08/01/2025	6.875%	2,691,000	2,698,379
Camelot Finance SA(a)
10/15/2024	7.875%	6,173,000	6,408,099
CDK Global, Inc.
06/01/2027	4.875%	5,352,000	5,255,969
CDK Global, Inc.(a)
05/15/2029	5.250%	1,622,000	1,615,441
CommScope Finance LLC(a)
03/01/2026	6.000%	3,466,000	3,450,195
03/01/2027	8.250%	1,385,000	1,374,827

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
May 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	4,845,000	4,427,356
03/15/2027	5.000%	1,955,000	1,661,369
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	1,096,000	1,131,448
Equinix, Inc.
01/15/2026	5.875%	7,044,000	7,375,230
05/15/2027	5.375%	7,720,000	8,104,996
Gartner, Inc.(a)
04/01/2025	5.125%	7,077,000	7,121,656
Informatica LLC(a)
07/15/2023	7.125%	4,292,000	4,334,684
Iron Mountain, Inc.
08/15/2024	5.750%	5,392,000	5,367,714
NCR Corp.
07/15/2022	5.000%	4,762,000	4,759,914
12/15/2023	6.375%	5,954,000	6,078,790
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	7,397,000	7,203,879
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	7,095,000	7,070,806
Symantec Corp.(a)
04/15/2025	5.000%	7,323,000	7,306,758
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	2,936,000	2,982,856
Verscend Escrow Corp.(a)
08/15/2026	9.750%	3,909,000	4,137,133
Total			102,753,585
Transportation Services 1.3%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	1,799,000	1,819,971
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	6,975,000	6,788,433
Hertz Corp. (The)(a)
06/01/2022	7.625%	8,044,000	8,184,770
XPO Logistics, Inc.(a)
06/15/2022	6.500%	2,314,000	2,353,261
Total			19,146,435
Wireless 5.2%
Altice France SA(a)
05/01/2026	7.375%	14,329,000	14,016,785
02/01/2027	8.125%	3,670,000	3,669,483
Altice Luxembourg SA(a)
05/15/2022	7.750%	537,000	546,272
05/15/2027	10.500%	3,604,000	3,609,950
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.
09/01/2024	4.875%	10,899,000	10,805,247
Sprint Capital Corp.
11/15/2028	6.875%	6,700,000	6,965,668
Sprint Corp.
02/15/2025	7.625%	4,658,000	4,935,319
03/01/2026	7.625%	5,016,000	5,311,457
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	1,343,000	1,391,837
01/15/2026	6.500%	10,824,000	11,418,357
02/01/2026	4.500%	2,703,000	2,671,732
02/01/2028	4.750%	3,381,000	3,356,589
Wind Tre SpA(a)
01/20/2026	5.000%	8,152,000	7,799,296
Total			76,497,992
Wirelines 2.6%
CenturyLink, Inc.
06/15/2021	6.450%	2,259,000	2,348,931
03/15/2022	5.800%	7,800,000	7,921,056
04/01/2024	7.500%	7,238,000	7,717,532
Frontier Communications Corp.
01/15/2025	6.875%	3,825,000	2,173,920
09/15/2025	11.000%	2,754,000	1,739,939
Frontier Communications Corp.(a)
04/01/2026	8.500%	1,680,000	1,612,988
Telecom Italia Capital SA
09/30/2034	6.000%	2,491,000	2,342,506
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	8,977,000	9,233,428
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	2,734,000	2,809,313
Total			37,899,613
Total Corporate Bonds & Notes (Cost $1,335,309,521)			1,327,377,251

Senior Loans 4.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.2%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(c),(d)
Term Loan
3-month USD LIBOR + 3.250% 04/17/2026	5.217%	3,442,000	3,411,160

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.2%
Gates Global LLC(c),(d),(e)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/01/2022	5.689%	3,065,212	3,040,690
Finance Companies 0.2%
Ellie Mae, Inc.(c),(d)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/19/2026	6.274%	3,404,000	3,405,055
Food and Beverage 0.5%
8th Avenue Food & Provisions, Inc.(c),(d),(e)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 06/03/2024	10.217%	3,185,267	3,180,298
8th Avenue Food & Provisions, Inc.(c),(d)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 05/30/2025	5.189%	3,441,442	3,407,027
Total			6,587,325
Health Care 0.1%
Avantor, Inc.(c),(d)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 12/31/2025	5.586%	703,468	703,172
Metals and Mining 0.1%
Big River Steel LLC(c),(d)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 12/13/2023	6.217%	697,856	698,728
Packaging 0.1%
Reynolds Group Holdings, Inc.(c),(d)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	5.439%	1,742,543	1,726,216
Pharmaceuticals 0.6%
Bausch Health Companies, Inc.(c),(d)
Term Loan
3-month USD LIBOR + 3.000% 10/22/2025	6.189%	1,204,350	1,199,665
3-month USD LIBOR + 2.750% 11/27/2025	7.430%	7,434,700	7,379,981
Total			8,579,646
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.1%
HUB International Ltd.(c),(d)
Term Loan
3-month USD LIBOR + 3.000% 10/10/2025	5.467%	1,432,177	1,393,566
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(c),(d)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/30/2024	6.370%	4,611,000	4,559,864
Technology 2.3%
Applied Systems, Inc.(c),(d)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 10/01/2025	6.189%	1,778,910	1,767,578
Ascend Learning LLC(c),(d)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/12/2022	7.601%	2,336,374	2,312,029
Dun & Bradstreet Corp. (The)(c),(d)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.525%	4,933,000	4,920,668
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(c),(d)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 11/10/2023	5.689%	3,176,174	3,141,236
Hyland Software, Inc.(c),(d)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 06/07/2023	5.690%	1,098,538	1,097,165
Misys Ltd./Almonde/Tahoe/Finastra USA(c),(d)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.101%	2,392,708	2,340,786
Project Alpha Intermediate Holding, Inc.(c),(d)
Term Loan
3-month USD LIBOR + 4.250% 04/10/2023	5.189%	2,547,627	2,544,442
3-month USD LIBOR + 3.500% Floor 1.000% 12/01/2023	6.780%	849,589	837,202

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
May 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(a),(c),(d)
Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	5.717%	10,519,525	10,248,332
Tempo Acquisition LLC(c),(d),(e)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.439%	3,037,272	3,020,810
Ultimate Software Group, Inc. (The)(c),(d)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	4.191%	1,892,000	1,892,000
Total			34,122,248
Total Senior Loans (Cost $68,573,431)			68,227,670
Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(f),(g)	61,632,087	61,625,924
Total Money Market Funds (Cost $61,628,366)		61,625,924
Total Investments in Securities (Cost: $1,465,511,318)		1,457,230,845
Other Assets & Liabilities, Net		13,952,928
Net Assets		1,471,183,773

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2019, the total value of these securities amounted to $808,713,909, which represents 54.97% of total net assets.
(b)	Represents a security purchased on a when-issued basis.
(c)	The stated interest rate represents the weighted average interest rate at May 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(d)	Variable rate security. The interest rate shown was the current rate as of May 31, 2019.
(e)	Represents a security purchased on a forward commitment basis.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	70,417,682	599,096,450	(607,882,045)	61,632,087	(5,350)	(2,545)	1,721,007	61,625,924
Abbreviation Legend
PIK	Payment In Kind
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	1,327,377,251	—	—	1,327,377,251
Senior Loans	—	68,227,670	—	—	68,227,670
Money Market Funds	—	—	—	61,625,924	61,625,924
Total Investments in Securities	—	1,395,604,921	—	61,625,924	1,457,230,845
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	17

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,403,882,952)	$1,395,604,921
Affiliated issuers (cost $61,628,366)	61,625,924
Cash	127,909
Receivable for:
Investments sold	2,759,386
Capital shares sold	7,588,472
Dividends	127,095
Interest	21,914,666
Foreign tax reclaims	73,939
Prepaid expenses	783
Trustees’ deferred compensation plan	9,210
Total assets	1,489,832,305
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	7,969,840
Capital shares purchased	4,245,770
Distributions to shareholders	6,031,982
Management services fees	25,468
Distribution and/or service fees	5,939
Transfer agent fees	129,880
Compensation of board members	135,182
Other expenses	95,261
Trustees’ deferred compensation plan	9,210
Total liabilities	18,648,532
Net assets applicable to outstanding capital stock	$1,471,183,773
Represented by
Paid in capital	1,513,607,206
Total distributable earnings (loss) (Note 2)	(42,423,433)
Total - representing net assets applicable to outstanding capital stock	$1,471,183,773
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$692,137,771
Shares outstanding	242,102,113
Net asset value per share	$2.86
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$3.00
Advisor Class
Net assets	$88,581,538
Shares outstanding	30,812,657
Net asset value per share	$2.87
Class C
Net assets	$34,097,242
Shares outstanding	12,000,983
Net asset value per share	$2.84
Institutional Class
Net assets	$174,134,516
Shares outstanding	60,964,770
Net asset value per share	$2.86
Institutional 2 Class
Net assets	$77,804,518
Shares outstanding	27,316,903
Net asset value per share	$2.85
Institutional 3 Class
Net assets	$385,409,646
Shares outstanding	135,080,133
Net asset value per share	$2.85
Class R
Net assets	$19,018,542
Shares outstanding	6,632,289
Net asset value per share	$2.87
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	19

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$1,721,007
Interest	95,097,812
Interfund lending	2,323
Total income	96,821,142
Expenses:
Management services fees	10,215,041
Distribution and/or service fees
Class A	1,833,395
Class C	401,000
Class R	99,738
Class T	222
Transfer agent fees
Class A	974,684
Advisor Class	143,387
Class C	53,256
Institutional Class	276,814
Institutional 2 Class	54,867
Institutional 3 Class	31,210
Class R	26,516
Class T	117
Compensation of board members	40,915
Custodian fees	26,948
Printing and postage fees	109,730
Registration fees	142,723
Audit fees	40,050
Legal fees	21,795
Compensation of chief compliance officer	366
Other	47,810
Total expenses	14,540,584
Expense reduction	(2,328)
Total net expenses	14,538,256
Net investment income	82,282,886
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(20,120,765)
Investments — affiliated issuers	(5,350)
Futures contracts	(2,547,706)
Swap contracts	936,748
Net realized loss	(21,737,073)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,560,958
Investments — affiliated issuers	(2,545)
Futures contracts	1,103,123
Swap contracts	(63,855)
Net change in unrealized appreciation (depreciation)	28,597,681
Net realized and unrealized gain	6,860,608
Net increase in net assets resulting from operations	$89,143,494
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$82,282,886	$92,187,742
Net realized gain (loss)	(21,737,073)	16,161,795
Net change in unrealized appreciation (depreciation)	28,597,681	(104,025,446)
Net increase in net assets resulting from operations	89,143,494	4,324,091
Distributions to shareholders
Net investment income and net realized gains
Class A	(36,460,443)
Advisor Class	(5,628,021)
Class C	(1,676,627)
Institutional Class	(10,846,074)
Institutional 2 Class	(5,061,035)
Institutional 3 Class	(22,279,376)
Class R	(940,291)
Class T	(4,337)
Net investment income
Class A		(39,867,179)
Advisor Class		(3,949,434)
Class B		(9,689)
Class C		(2,944,118)
Institutional Class		(14,721,136)
Institutional 2 Class		(7,890,789)
Institutional 3 Class		(20,065,626)
Class K		(844,845)
Class R		(1,062,748)
Class T		(9,718)
Total distributions to shareholders (Note 2)	(82,896,204)	(91,365,282)
Decrease in net assets from capital stock activity	(368,501,904)	(114,496,920)
Total decrease in net assets	(362,254,614)	(201,538,111)
Net assets at beginning of year	1,833,438,387	2,034,976,498
Net assets at end of year	$1,471,183,773	$1,833,438,387
Undistributed net investment income	$246,002	$238,044
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	27,166,545	77,470,342	27,864,852	82,707,721
Distributions reinvested	12,395,868	35,174,806	13,025,996	38,406,733
Redemptions	(70,938,771)	(201,412,090)	(79,135,833)	(232,549,432)
Net decrease	(31,376,358)	(88,766,942)	(38,244,985)	(111,434,978)
Advisor Class
Subscriptions	17,000,531	48,341,763	28,084,771	82,745,121
Distributions reinvested	1,947,626	5,560,703	1,334,068	3,944,904
Redemptions	(27,357,609)	(78,520,090)	(13,184,267)	(38,617,572)
Net increase (decrease)	(8,409,452)	(24,617,624)	16,234,572	48,072,453
Class B
Subscriptions	—	—	83	259
Distributions reinvested	—	—	2,104	6,271
Redemptions	—	—	(754,006)	(2,254,390)
Net decrease	—	—	(751,819)	(2,247,860)
Class C
Subscriptions	1,051,653	2,976,744	1,839,376	5,406,380
Distributions reinvested	568,718	1,603,553	968,274	2,837,835
Redemptions	(12,788,596)	(36,207,586)	(8,113,514)	(23,718,056)
Net decrease	(11,168,225)	(31,627,289)	(5,305,864)	(15,473,841)
Institutional Class
Subscriptions	21,567,244	61,076,274	45,463,324	134,252,720
Distributions reinvested	3,407,251	9,668,921	4,341,838	12,793,608
Redemptions	(49,100,433)	(139,250,555)	(97,555,419)	(287,364,711)
Net decrease	(24,125,938)	(68,505,360)	(47,750,257)	(140,318,383)
Institutional 2 Class
Subscriptions	13,610,267	38,926,959	19,694,024	58,095,725
Distributions reinvested	1,745,567	4,939,014	2,640,560	7,753,714
Redemptions	(36,178,621)	(102,939,659)	(22,422,856)	(65,027,254)
Net increase (decrease)	(20,822,787)	(59,073,686)	(88,272)	822,185
Institutional 3 Class
Subscriptions	20,863,578	58,551,604	69,256,833	201,226,727
Distributions reinvested	7,209,564	20,413,064	6,159,220	18,088,735
Redemptions	(60,168,596)	(171,222,731)	(26,930,011)	(78,953,186)
Net increase (decrease)	(32,095,454)	(92,258,063)	48,486,042	140,362,276
Class K
Subscriptions	—	—	560,852	1,668,260
Distributions reinvested	—	—	276,990	823,470
Redemptions	—	—	(11,711,613)	(34,276,185)
Net decrease	—	—	(10,873,771)	(31,784,455)
Class R
Subscriptions	1,874,376	5,362,238	2,093,657	6,205,178
Distributions reinvested	263,570	750,324	283,882	839,560
Redemptions	(3,363,667)	(9,599,703)	(3,192,306)	(9,455,968)
Net decrease	(1,225,721)	(3,487,141)	(814,767)	(2,411,230)
Class T
Distributions reinvested	1,345	3,781	3,170	9,269
Redemptions	(61,528)	(169,580)	(31,391)	(92,356)
Net decrease	(60,183)	(165,799)	(28,221)	(83,087)
Total net decrease	(129,284,118)	(368,501,904)	(39,137,342)	(114,496,920)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Annual Report 2019

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Columbia High Yield Bond Fund | Annual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$2.85	0.14	0.01	0.15	(0.14)	(0.14)
Year Ended 5/31/2018	$2.98	0.14	(0.14)	0.00 (d)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.84	0.14	0.14	0.28	(0.14)	(0.14)
Year Ended 5/31/2016	$2.99	0.14	(0.15)	(0.01)	(0.14)	(0.14)
Year Ended 5/31/2015	$3.04	0.14	(0.05)	0.09	(0.14)	(0.14)
Advisor Class
Year Ended 5/31/2019	$2.87	0.15	0.00 (d)	0.15	(0.15)	(0.15)
Year Ended 5/31/2018	$3.00	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.86	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$3.01	0.15	(0.15)	0.00 (d)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.06	0.15	(0.05)	0.10	(0.15)	(0.15)
Class C
Year Ended 5/31/2019	$2.83	0.12	0.01	0.13	(0.12)	(0.12)
Year Ended 5/31/2018	$2.96	0.11	(0.13)	(0.02)	(0.11)	(0.11)
Year Ended 5/31/2017	$2.83	0.12	0.13	0.25	(0.12)	(0.12)
Year Ended 5/31/2016	$2.97	0.12	(0.14)	(0.02)	(0.12)	(0.12)
Year Ended 5/31/2015	$3.02	0.12	(0.05)	0.07	(0.12)	(0.12)
Institutional Class
Year Ended 5/31/2019	$2.85	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.98	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00 (d)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.05)	0.10	(0.15)	(0.15)
Institutional 2 Class
Year Ended 5/31/2019	$2.84	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.97	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.98	0.15	(0.14)	0.01	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.06)	0.09	(0.15)	(0.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$2.86	5.47%	1.04%	1.04% (c)	4.93%	41%	$692,138
Year Ended 5/31/2018	$2.85	0.10%	1.03%	1.03% (c)	4.60%	49%	$778,978
Year Ended 5/31/2017	$2.98	10.08%	1.03%	1.03% (c)	4.77%	60%	$929,057
Year Ended 5/31/2016	$2.84	(0.21%)	1.06%	1.06% (c)	4.88%	51%	$1,178,208
Year Ended 5/31/2015	$2.99	3.12%	1.08%	1.07% (c)	4.76%	64%	$1,256,835
Advisor Class
Year Ended 5/31/2019	$2.87	5.36%	0.79%	0.79% (c)	5.17%	41%	$88,582
Year Ended 5/31/2018	$2.87	0.37%	0.78%	0.78% (c)	4.89%	49%	$112,377
Year Ended 5/31/2017	$3.00	10.32%	0.79%	0.79% (c)	5.04%	60%	$68,934
Year Ended 5/31/2016	$2.86	0.07%	0.81%	0.81% (c)	5.11%	51%	$29,969
Year Ended 5/31/2015	$3.01	3.38%	0.83%	0.82% (c)	5.01%	64%	$14,992
Class C
Year Ended 5/31/2019	$2.84	4.68%	1.79%	1.79% (c)	4.17%	41%	$34,097
Year Ended 5/31/2018	$2.83	(0.68%)	1.78%	1.78% (c)	3.85%	49%	$65,568
Year Ended 5/31/2017	$2.96	8.91%	1.78%	1.78% (c)	4.02%	60%	$84,315
Year Ended 5/31/2016	$2.83	(0.64%)	1.82%	1.82% (c)	4.12%	51%	$82,543
Year Ended 5/31/2015	$2.97	2.38%	1.83%	1.78% (c)	4.06%	64%	$87,006
Institutional Class
Year Ended 5/31/2019	$2.86	5.73%	0.79%	0.79% (c)	5.17%	41%	$174,135
Year Ended 5/31/2018	$2.85	0.35%	0.78%	0.78% (c)	4.84%	49%	$242,148
Year Ended 5/31/2017	$2.98	10.36%	0.79%	0.79% (c)	5.04%	60%	$395,530
Year Ended 5/31/2016	$2.84	0.04%	0.81%	0.81% (c)	5.12%	51%	$227,058
Year Ended 5/31/2015	$2.99	3.37%	0.83%	0.82% (c)	5.01%	64%	$208,466
Institutional 2 Class
Year Ended 5/31/2019	$2.85	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$2.84	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$2.97	10.08%	0.70%	0.70%	5.11%	60%	$143,247
Year Ended 5/31/2016	$2.84	0.48%	0.71%	0.71%	5.18%	51%	$173,794
Year Ended 5/31/2015	$2.98	3.15%	0.71%	0.71%	5.12%	64%	$33,231
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$2.84	0.15	0.01	0.16	(0.15)	(0.15)
Year Ended 5/31/2018	$2.97	0.15	(0.13)	0.02	(0.15)	(0.15)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00 (d)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.03	0.15	(0.04)	0.11	(0.15)	(0.15)
Class R
Year Ended 5/31/2019	$2.86	0.13	0.01	0.14	(0.13)	(0.13)
Year Ended 5/31/2018	$2.99	0.13	(0.13)	0.00 (d)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.85	0.13	0.14	0.27	(0.13)	(0.13)
Year Ended 5/31/2016	$3.00	0.13	(0.15)	(0.02)	(0.13)	(0.13)
Year Ended 5/31/2015	$3.05	0.13	(0.05)	0.08	(0.13)	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$2.85	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$2.84	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$2.97	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Year Ended 5/31/2016	$2.84	0.19%	0.66%	0.66%	5.29%	51%	$19,341
Year Ended 5/31/2015	$2.99	3.89%	0.65%	0.65%	5.18%	64%	$10,668
Class R
Year Ended 5/31/2019	$2.87	5.21%	1.29%	1.29% (c)	4.68%	41%	$19,019
Year Ended 5/31/2018	$2.86	(0.14%)	1.28%	1.28% (c)	4.36%	49%	$22,450
Year Ended 5/31/2017	$2.99	9.79%	1.28%	1.28% (c)	4.52%	60%	$25,925
Year Ended 5/31/2016	$2.85	(0.44%)	1.32%	1.32% (c)	4.63%	51%	$22,299
Year Ended 5/31/2015	$3.00	2.87%	1.33%	1.32% (c)	4.51%	64%	$19,516
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2019	27

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
28	Columbia High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia High Yield Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
30	Columbia High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage its cash position. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
Columbia High Yield Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
May 31, 2019
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	936,748	936,748
Interest rate risk	(2,547,706)	—	(2,547,706)
Total	(2,547,706)	936,748	(1,610,958)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(63,855)	(63,855)
Interest rate risk	1,103,123	—	1,103,123
Total	1,103,123	(63,855)	1,039,268
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	52,559,572
Credit default swap contracts — sell protection	13,410,000

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
32	Columbia High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia High Yield Bond Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
May 31, 2019
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
34	Columbia High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia High Yield Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
May 31, 2019
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class T	0.07 (a)

(a)	Unannualized.
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $2,328.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,260,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	239,540
Class C	1,417
36	Columbia High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.05%	1.07%
Advisor Class	0.80	0.82
Class C	1.80	1.82
Institutional Class	0.80	0.82
Institutional 2 Class	0.73	0.75
Institutional 3 Class	0.68	0.69
Class R	1.30	1.32
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, swap investments, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
621,276	(621,276)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
82,896,204	—	82,896,204	91,365,282	—	91,365,282
Columbia High Yield Bond Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
May 31, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,421,076	—	(34,102,638)	(8,566,797)
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,465,797,642	17,611,406	(26,178,203)	(8,566,797)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
18,657,208	15,445,430	34,102,638	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $627,592,764 and $955,775,829, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
38	Columbia High Yield Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,383,333	2.72	12
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia High Yield Bond Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
May 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 55.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia High Yield Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia High Yield Bond Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
42	Columbia High Yield Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia High Yield Bond Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
44	Columbia High Yield Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia High Yield Bond Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
46	Columbia High Yield Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund | Annual Report 2019	47

Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN160_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Large Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Large Cap Value Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	0.62	6.34	11.33
	Including sales charges		-5.18	5.09	10.67
Advisor Class		12/11/06	0.95	6.62	11.48
Class C	Excluding sales charges	06/26/00	-0.06	5.56	10.51
	Including sales charges		-0.96	5.56	10.51
Institutional Class*		09/27/10	0.96	6.61	11.58
Institutional 2 Class		12/11/06	1.02	6.69	11.75
Institutional 3 Class*		11/08/12	1.03	6.75	11.63
Class R		12/11/06	0.37	6.08	11.05
Russell 1000 Value Index			1.45	6.53	12.33
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
JPMorgan Chase & Co.	4.0
Johnson & Johnson	3.5
Berkshire Hathaway, Inc., Class B	3.5
Procter & Gamble Co. (The)	2.9
Cisco Systems, Inc.	2.9
Comcast Corp., Class A	2.8
Chevron Corp.	2.8
Merck & Co., Inc.	2.6
AT&T, Inc.	2.5
Wells Fargo & Co.	2.5
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	98.4
Convertible Bonds	0.5
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	6.1
Consumer Discretionary	6.2
Consumer Staples	8.2
Energy	9.4
Financials	23.7
Health Care	14.7
Industrials	8.0
Information Technology	10.1
Materials	3.3
Real Estate	4.6
Utilities	5.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 0.62% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 1.45% for the same time period. Stock selection overall contributed positively to the Fund’s results relative to the benchmark. Sector allocation decisions as a whole detracted.
U.S. equity markets gained modestly despite heightened volatility
U.S. equity markets gained modestly during the 12-month period that ended May 31, 2019, but such returns masked significantly heightened volatility. Strong U.S. economic data and robust corporate profit growth fueled healthy U.S. equity market returns through the first four months of the period, despite tighter U.S. Federal Reserve (Fed) policy, a strong U.S. dollar and expensive valuations. Consumer spending figures were strong, and consumer confidence, as measured by the Conference Board Consumer Confidence Index, hit an 18-year high. In addition, U.S. unemployment rate fell to a low not seen since December 2000. Fed officials raised short-term interest rates for a third time in 2018 in September and reaffirmed at that time its outlook for further gradual hikes well into 2019. Starting in October 2018, U.S. equity markets were weighed down by concerns around slowing domestic and global economic growth, persistent trade tariff skirmishes and political uncertainty. The Fed’s decision to raise interest rates at its December 2018 meeting, criticism of the Fed by the U.S. Administration and a partial U.S. federal government shutdown added to unease in the equity markets — and heightened market volatility — toward the end of calendar year 2019. U.S. equities suffered their largest quarterly loss during the fourth quarter of 2018 since 2011.
In a sharp reversal, U.S. equities delivered strong gains in the first quarter of 2019, supported by relatively strong fourth quarter 2018 corporate earnings, seemingly productive trade negotiations between the U.S. and China, and a dramatic shift in Fed policy, wherein the Fed left its interest rates unchanged and indicated rates would likely remain stable in 2019. Such factors more than offset signs the U.S. economy had decelerated. Only 20,000 new U.S. jobs were added in February 2019, and consumer spending growth pulled back. In April 2019, U.S. equities rose for the fourth consecutive month, reacting positively to better economic data, accommodative central bank policies and rising expectations for a U.S./China trade deal. However, in May 2019, U.S. equities declined significantly again, primarily on the lack of a trade deal with China and on the unexpected announcement by the U.S. Administration of potential tariffs on Mexico, the U.S.’ primary trading partner.
Against this backdrop, the best-performing sectors within the benchmark during the period were utilities, communication services and consumer staples, each traditionally considered a more defensive, non-cyclical sector. Conversely, energy, materials and consumer discretionary, historically more cyclical, economically-sensitive sectors, were the weakest. Overall, growth stocks significantly outperformed value stocks across the capitalization spectrum.
Stock selection in industrials helped Fund results most
Individual stock selection proved effective in six of the 11 sectors of the benchmark during the period. Stock selection in the industrials, real estate and information technology sectors contributed most positively to the Fund’s relative results. Having an overweighted allocation to consumer staples, which outpaced the benchmark during the period, and an underweighted allocation to materials, which lagged the benchmark during the period, added value as well. Having a position, albeit modest, in cash during a period when the benchmark rose only modestly, also buoyed relative results.
Among individual holdings, the Fund’s positions in wireless communications and broadcast tower real estate investment trust American Tower, industrial equipment manufacturer Ingersoll-Rand and utilities company American Electric Power contributed most positively to relative performance. Shares of American Tower, which is not a component of the benchmark, rose substantially on its ongoing business growth, ebbing concerns regarding its exposure to India and investor optimism on the buildout of fifth-generation cellular network technology in the U.S. Ingersoll-Rand benefited from strong fundamentals and from its announcement in late-April 2019 about reaching a deal to merge its industrial division with Gardner Denver Holdings, a newly established position in the Fund during the period. The combination would create the world’s second-largest manufacturer of industrial pumps and compressors. American Electric Power’s shares rose on solid fundamentals and along with the strongly-performing utilities sector broadly. Equally important, not having positions in semiconductor bellwether Intel and oil services provider Schlumberger, which each experienced a double-digit share price decline during the annual period, contributed significantly to the Fund’s relative results during the period.
Columbia Large Cap Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Materials and health care stock selection hampered Fund results most
The sectors that detracted most from the Fund’s relative results during the period were health care and materials, where unfavorable stock selection drove most of the underperformance. Having underweights to health care, communication services and utilities, each of which significantly outperformed the benchmark during the period, also hampered Fund results.
The individual stocks that detracted most from relative results were digital content hardware products company Western Digital, chemicals producer Eastman Chemical, petroleum refiner Valero Energy and oil and gas exploration and production company Cimarex Energy. Shares of Western Digital were weighed on by slowdowns in both its hard drive and semiconductor businesses, exacerbated by trade and tariff pressures, which, in turn, impacted its earnings. Similarly, Eastman Chemical experienced less robust demand in its products’ end-markets, made more challenging by ongoing trade wars. Valero Energy and Cimarex Energy both saw share price declines along with the weak energy sector broadly during the period. Valero Energy’s shares also declined on somewhat disappointing fundamentals, weak refining margins and concerns about prospective tariffs on Mexico, one of the company’s major trading partners. Shares of Cimarex Energy, along with many U.S.-based exploration and production companies, fell on declining oil prices. During the period, the price of West Texas Intermediate crude oil fell approximately 20% due to widening price differentials in certain U.S. basins, slowing economic growth, reduced global demand and fears about the impact of tariffs on global demand and supply. The threatened tariffs on Mexico also negatively impacted oil prices in May 2019. Energy-related stocks overall were even weaker than the underlying commodity during the period on their continued transition toward maintaining growth while becoming cash flow positive, i.e. becoming companies able to live within their means.
Bottom-up stock selection drove sector weighting changes
During the period, a number of modest changes were made to the Fund’s sector weightings, based primarily on bottom-up stock selection decisions. For example, relative to the benchmark, we increased the Fund’s allocations in consumer discretionary and health care, establishing new Fund positions in Levi Strauss and Baxter International, respectively. We reduced the Fund’s relative allocations to financials, information technology, consumer staples and materials through sales of positions in Capital One Financial, First Data and Altria Group, among others.
At the end of May 2019, relative to the benchmark, the Fund was overweight in consumer discretionary, underweight in utilities and communication services, and rather neutrally weighted the remaining sectors of the benchmark. The Fund maintained its focus on seeking companies we believe to be both undervalued and well positioned to grow earnings, cash flow and dividends directed to the long-term benefit of their shareholders during the next several years.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	986.40	1,019.85	5.05	5.14	1.02
Advisor Class	1,000.00	1,000.00	988.40	1,021.09	3.82	3.88	0.77
Class C	1,000.00	1,000.00	983.20	1,016.11	8.75	8.90	1.77
Institutional Class	1,000.00	1,000.00	988.40	1,021.09	3.82	3.88	0.77
Institutional 2 Class	1,000.00	1,000.00	988.80	1,021.39	3.52	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	989.00	1,021.44	3.47	3.53	0.70
Class R	1,000.00	1,000.00	985.70	1,018.60	6.29	6.39	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Value Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 6.0%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	1,518,400	46,432,672
Media 3.5%
Comcast Corp., Class A	1,262,651	51,768,691
DISH Network Corp., Class A(a)	385,045	13,903,975
Total		65,672,666
Total Communication Services		112,105,338
Consumer Discretionary 6.0%
Automobiles 1.0%
General Motors Co.	546,300	18,213,642
Hotels, Restaurants & Leisure 1.6%
Royal Caribbean Cruises Ltd.	251,732	30,650,888
Household Durables 1.5%
Toll Brothers, Inc.	788,200	27,405,714
Specialty Retail 1.2%
Home Depot, Inc. (The)	124,400	23,617,340
Textiles, Apparel & Luxury Goods 0.7%
Levi Strauss & Co., Class A(a)	647,194	12,568,508
Total Consumer Discretionary		112,456,092
Consumer Staples 8.0%
Food & Staples Retailing 1.8%
Walmart, Inc.	327,300	33,201,312
Food Products 1.2%
General Mills, Inc.	463,900	22,935,216
Household Products 2.9%
Procter & Gamble Co. (The)	524,759	54,002,949
Tobacco 2.1%
Philip Morris International, Inc.	510,480	39,373,322
Total Consumer Staples		149,512,799
Energy 9.2%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	768,387	16,451,166
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 8.3%
BP PLC, ADR	427,000	17,387,440
Chevron Corp.	444,100	50,560,785
Cimarex Energy Co.	271,600	15,532,804
ConocoPhillips Co.	491,528	28,980,491
EOG Resources, Inc.	268,222	21,962,017
Valero Energy Corp.	301,000	21,190,400
Total		155,613,937
Total Energy		172,065,103
Financials 23.3%
Banks 12.7%
Citigroup, Inc.	734,300	45,636,745
JPMorgan Chase & Co.	699,000	74,066,040
PNC Financial Services Group, Inc. (The)	221,800	28,226,268
Regions Financial Corp.	1,525,500	21,097,665
SunTrust Banks, Inc.	352,300	21,141,523
Wells Fargo & Co.	1,036,000	45,967,320
Total		236,135,561
Capital Markets 2.9%
Intercontinental Exchange, Inc.	290,500	23,882,005
Morgan Stanley	746,296	30,366,784
Total		54,248,789
Diversified Financial Services 3.4%
Berkshire Hathaway, Inc., Class B(a)	322,300	63,628,466
Insurance 4.3%
Allstate Corp. (The)	239,624	22,886,488
Chubb Ltd.	197,600	28,863,432
Prudential Financial, Inc.	306,222	28,288,789
Total		80,038,709
Total Financials		434,051,525
Health Care 14.5%
Biotechnology 1.1%
Gilead Sciences, Inc.	338,000	21,040,500
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.3%
Baxter International, Inc.	330,000	24,235,200
Medtronic PLC	396,500	36,707,970
Total		60,943,170
Health Care Providers & Services 0.9%
Humana, Inc.	67,800	16,601,508
Pharmaceuticals 9.2%
Allergan PLC	213,900	26,076,549
Bristol-Myers Squibb Co.	502,800	22,812,036
Jazz Pharmaceuticals PLC(a)	83,200	10,445,760
Johnson & Johnson	487,700	63,961,855
Merck & Co., Inc.	601,800	47,668,578
Total		170,964,778
Total Health Care		269,549,956
Industrials 7.9%
Aerospace & Defense 1.4%
Northrop Grumman Corp.	88,160	26,734,520
Airlines 1.4%
Alaska Air Group, Inc.	441,800	25,712,760
Machinery 3.4%
Cummins, Inc.	137,000	20,654,120
Gardner Denver Holdings, Inc.(a)	540,600	18,364,182
Ingersoll-Rand PLC	201,600	23,857,344
Total		62,875,646
Road & Rail 1.7%
Norfolk Southern Corp.	157,800	30,793,092
Total Industrials		146,116,018
Information Technology 9.9%
Communications Equipment 2.9%
Cisco Systems, Inc.	1,034,400	53,819,832
IT Services 1.0%
MasterCard, Inc., Class A	76,800	19,314,432
Semiconductors & Semiconductor Equipment 3.2%
Broadcom, Inc.	95,500	24,031,620
Lam Research Corp.	115,600	20,184,916
ON Semiconductor Corp.(a)	843,800	14,985,888
Total		59,202,424
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.2%
Microsoft Corp.	178,441	22,069,583
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	79,502	13,918,415
Western Digital Corp.	422,643	15,730,772
Total		29,649,187
Total Information Technology		184,055,458
Materials 3.3%
Chemicals 1.7%
Albemarle Corp.	143,700	9,096,210
Eastman Chemical Co.	345,156	22,407,527
Total		31,503,737
Metals & Mining 1.6%
Freeport-McMoRan, Inc.	1,694,246	16,451,129
Steel Dynamics, Inc.	499,600	12,564,940
Total		29,016,069
Total Materials		60,519,806
Real Estate 4.5%
Equity Real Estate Investment Trusts (REITS) 4.5%
Alexandria Real Estate Equities, Inc.	207,700	30,409,357
American Tower Corp.	155,100	32,380,227
Duke Realty Corp.	691,515	20,807,686
Total		83,597,270
Total Real Estate		83,597,270
Utilities 5.6%
Electric Utilities 3.9%
American Electric Power Co., Inc.	435,237	37,482,611
Xcel Energy, Inc.	610,100	34,983,134
Total		72,465,745
Multi-Utilities 1.7%
Ameren Corp.	443,886	32,554,599
Total Utilities		105,020,344
Total Common Stocks (Cost $1,439,076,945)		1,829,049,709

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	9,732,000	8,942,530
Total Convertible Bonds (Cost $9,732,000)			8,942,530

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(b),(c)	21,310,856	21,308,725
Total Money Market Funds (Cost $21,308,725)		21,308,725
Total Investments in Securities (Cost: $1,470,117,670)		1,859,300,964
Other Assets & Liabilities, Net		2,455,707
Net Assets		1,861,756,671
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	26,980,974	327,329,429	(332,999,547)	21,310,856	(104)	(2,698)	700,530	21,308,725
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	112,105,338	—	—	—	112,105,338
Consumer Discretionary	112,456,092	—	—	—	112,456,092
Consumer Staples	149,512,799	—	—	—	149,512,799
Energy	172,065,103	—	—	—	172,065,103
Financials	434,051,525	—	—	—	434,051,525
Health Care	269,549,956	—	—	—	269,549,956
Industrials	146,116,018	—	—	—	146,116,018
Information Technology	184,055,458	—	—	—	184,055,458
Materials	60,519,806	—	—	—	60,519,806
Real Estate	83,597,270	—	—	—	83,597,270
Utilities	105,020,344	—	—	—	105,020,344
Total Common Stocks	1,829,049,709	—	—	—	1,829,049,709
Convertible Bonds	—	8,942,530	—	—	8,942,530
Money Market Funds	—	—	—	21,308,725	21,308,725
Total Investments in Securities	1,829,049,709	8,942,530	—	21,308,725	1,859,300,964
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,448,808,945)	$1,837,992,239
Affiliated issuers (cost $21,308,725)	21,308,725
Receivable for:
Capital shares sold	181,147
Dividends	4,058,614
Interest	96,712
Foreign tax reclaims	28,520
Prepaid expenses	893
Total assets	1,863,666,850
Liabilities
Payable for:
Capital shares purchased	1,348,526
Management services fees	33,616
Distribution and/or service fees	11,983
Transfer agent fees	169,972
Compensation of board members	236,693
Other expenses	109,389
Total liabilities	1,910,179
Net assets applicable to outstanding capital stock	$1,861,756,671
Represented by
Paid in capital	1,433,768,834
Total distributable earnings (loss) (Note 2)	427,987,837
Total - representing net assets applicable to outstanding capital stock	$1,861,756,671
Class A
Net assets	$1,621,964,245
Shares outstanding	128,082,748
Net asset value per share	$12.66
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.43
Advisor Class
Net assets	$33,903,303
Shares outstanding	2,678,048
Net asset value per share	$12.66
Class C
Net assets	$23,646,284
Shares outstanding	1,874,178
Net asset value per share	$12.62
Institutional Class
Net assets	$159,448,253
Shares outstanding	12,607,841
Net asset value per share	$12.65
Institutional 2 Class
Net assets	$16,474,183
Shares outstanding	1,300,311
Net asset value per share	$12.67
Institutional 3 Class
Net assets	$2,746,273
Shares outstanding	214,292
Net asset value per share	$12.82
Class R
Net assets	$3,574,130
Shares outstanding	284,304
Net asset value per share	$12.57
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2019	13

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$50,031,160
Dividends — affiliated issuers	700,530
Interest	328,455
Interfund lending	1,040
Total income	51,061,185
Expenses:
Management services fees	13,093,783
Distribution and/or service fees
Class A	4,405,348
Class C	299,007
Class R	20,117
Class T	4
Transfer agent fees
Class A	1,744,856
Advisor Class	37,873
Class C	29,523
Institutional Class	175,069
Institutional 2 Class	7,008
Institutional 3 Class	568
Class R	3,984
Class T	2
Compensation of board members	52,568
Custodian fees	13,817
Printing and postage fees	179,430
Registration fees	155,536
Audit fees	37,250
Legal fees	25,324
Compensation of chief compliance officer	452
Other	51,547
Total expenses	20,333,066
Fees waived by transfer agent
Institutional 3 Class	(63)
Expense reduction	(100)
Total net expenses	20,332,903
Net investment income	30,728,282
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	94,235,334
Investments — affiliated issuers	(104)
Net realized gain	94,235,230
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(107,725,210)
Investments — affiliated issuers	(2,698)
Net change in unrealized appreciation (depreciation)	(107,727,908)
Net realized and unrealized loss	(13,492,678)
Net increase in net assets resulting from operations	$17,235,604
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$30,728,282	$27,634,884
Net realized gain	94,235,230	146,301,446
Net change in unrealized appreciation (depreciation)	(107,727,908)	9,856,221
Net increase in net assets resulting from operations	17,235,604	183,792,551
Distributions to shareholders
Net investment income and net realized gains
Class A	(177,014,873)
Advisor Class	(3,988,155)
Class C	(2,618,821)
Institutional Class	(18,120,879)
Institutional 2 Class	(1,848,583)
Institutional 3 Class	(317,596)
Class R	(392,719)
Class T	(262)
Net investment income
Class A		(22,180,356)
Advisor Class		(283,591)
Class B		(5,110)
Class C		(241,329)
Institutional Class		(2,868,942)
Institutional 2 Class		(572,354)
Institutional 3 Class		(26,880)
Class K		(297,460)
Class R		(46,628)
Class T		(30)
Net realized gains
Class A		(110,318,473)
Advisor Class		(703,961)
Class C		(3,567,913)
Institutional Class		(11,634,712)
Institutional 2 Class		(2,299,325)
Institutional 3 Class		(133,865)
Class K		(1,882,796)
Class R		(293,420)
Class T		(158)
Total distributions to shareholders (Note 2)	(204,301,888)	(157,357,303)
Decrease in net assets from capital stock activity	(127,369,635)	(208,675,538)
Total decrease in net assets	(314,435,919)	(182,240,290)
Net assets at beginning of year	2,176,192,590	2,358,432,880
Net assets at end of year	$1,861,756,671	$2,176,192,590
Undistributed net investment income	$4,828,499	$3,831,825
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,254,622	58,832,902	4,133,104	59,501,587
Distributions reinvested	14,202,314	175,961,680	9,111,291	131,500,354
Redemptions	(21,190,976)	(286,158,135)	(25,108,226)	(363,147,742)
Net decrease	(2,734,040)	(51,363,553)	(11,863,831)	(172,145,801)
Advisor Class
Subscriptions	351,137	4,811,765	2,963,341	43,444,769
Distributions reinvested	321,475	3,987,564	68,464	987,173
Redemptions	(993,676)	(13,287,254)	(708,944)	(10,133,897)
Net increase (decrease)	(321,064)	(4,487,925)	2,322,861	34,298,045
Class B
Subscriptions	—	—	2	19
Distributions reinvested	—	—	360	5,092
Redemptions	—	—	(691,909)	(9,905,101)
Net decrease	—	—	(691,547)	(9,899,990)
Class C
Subscriptions	172,137	2,290,456	175,676	2,539,899
Distributions reinvested	206,013	2,532,732	258,213	3,724,715
Redemptions	(2,609,263)	(36,476,485)	(1,100,778)	(15,842,940)
Net decrease	(2,231,113)	(31,653,297)	(666,889)	(9,578,326)
Institutional Class
Subscriptions	2,496,651	33,737,204	2,842,889	41,018,647
Distributions reinvested	1,456,853	18,062,501	998,331	14,384,648
Redemptions	(5,133,107)	(69,431,257)	(5,203,842)	(75,083,797)
Net decrease	(1,179,603)	(17,631,552)	(1,362,622)	(19,680,502)
Institutional 2 Class
Subscriptions	240,229	3,247,070	600,865	8,708,976
Distributions reinvested	147,958	1,848,583	199,019	2,871,679
Redemptions	(1,881,261)	(26,509,591)	(747,087)	(10,809,191)
Net increase (decrease)	(1,493,074)	(21,413,938)	52,797	771,464
Institutional 3 Class
Subscriptions	102,339	1,426,579	233,633	3,400,968
Distributions reinvested	25,233	317,242	11,005	160,552
Redemptions	(144,499)	(1,988,864)	(66,552)	(967,434)
Net increase (decrease)	(16,927)	(245,043)	178,086	2,594,086
Class K
Subscriptions	—	—	284,282	4,075,608
Distributions reinvested	—	—	150,957	2,180,256
Redemptions	—	—	(2,720,888)	(39,988,325)
Net decrease	—	—	(2,285,649)	(33,732,461)
Class R
Subscriptions	49,122	681,830	53,061	759,981
Distributions reinvested	30,369	373,123	22,668	325,197
Redemptions	(118,560)	(1,626,980)	(163,561)	(2,387,231)
Net decrease	(39,069)	(572,027)	(87,832)	(1,302,053)
Class T
Redemptions	(191)	(2,300)	—	—
Net decrease	(191)	(2,300)	—	—
Total net decrease	(8,015,081)	(127,369,635)	(14,404,626)	(208,675,538)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Annual Report 2019

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Columbia Large Cap Value Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Year Ended 5/31/2015	$14.25	0.23	1.05	1.28	(0.17)	(1.10)	(1.27)
Advisor Class
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.26	1.06	1.32	(0.20)	(1.10)	(1.30)
Class C
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Year Ended 5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)	(1.54)
Year Ended 5/31/2015	$14.21	0.12	1.05	1.17	(0.06)	(1.10)	(1.16)
Institutional Class
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.27	1.04	1.31	(0.20)	(1.10)	(1.30)
Institutional 2 Class
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.26	0.29	1.04	1.33	(0.22)	(1.10)	(1.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02% (c)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01% (c)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03% (c)	1.40%	31%	$1,986,051
Year Ended 5/31/2016	$12.35	(1.34%)	1.04%	1.04% (c)	1.31%	43%	$2,159,152
Year Ended 5/31/2015	$14.26	9.34%	1.05%	1.05% (c)	1.61%	48%	$2,434,631
Advisor Class
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77% (c)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77% (c)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78% (c)	1.63%	31%	$9,409
Year Ended 5/31/2016	$12.35	(1.07%)	0.79%	0.79% (c)	1.56%	43%	$7,052
Year Ended 5/31/2015	$14.26	9.69%	0.80%	0.80% (c)	1.81%	48%	$10,520
Class C
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76% (c)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76% (c)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78% (c)	0.64%	31%	$66,229
Year Ended 5/31/2016	$12.32	(2.02%)	1.79%	1.79% (c)	0.56%	43%	$64,809
Year Ended 5/31/2015	$14.22	8.55%	1.80%	1.80% (c)	0.87%	48%	$72,010
Institutional Class
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77% (c)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76% (c)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79% (c)	1.52%	31%	$210,649
Year Ended 5/31/2016	$12.34	(1.08%)	0.79%	0.79% (c)	1.57%	43%	$17,788
Year Ended 5/31/2015	$14.25	9.62%	0.80%	0.80% (c)	1.90%	48%	$20,150
Institutional 2 Class
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
Year Ended 5/31/2016	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
Year Ended 5/31/2015	$14.27	9.73%	0.70%	0.70%	2.00%	48%	$29,830
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.36	0.21	1.14	1.35	(0.23)	(1.10)	(1.33)
Class R
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)
Year Ended 5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)	(1.61)
Year Ended 5/31/2015	$14.18	0.19	1.04	1.23	(0.13)	(1.10)	(1.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Year Ended 5/31/2016	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
Year Ended 5/31/2015	$14.38	9.79%	0.64%	0.64%	1.42%	48%	$362
Class R
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27% (c)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26% (c)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28% (c)	1.15%	31%	$5,689
Year Ended 5/31/2016	$12.28	(1.52%)	1.29%	1.29% (c)	1.07%	43%	$5,688
Year Ended 5/31/2015	$14.18	9.04%	1.30%	1.30% (c)	1.36%	48%	$7,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Large Cap Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
May 31, 2019
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
24	Columbia Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
Columbia Large Cap Value Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.02
Class R	0.10
Class T	0.07 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $100.
26	Columbia Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $623,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	427,530
Class C	1,800
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.13%	1.13%
Advisor Class	0.88	0.88
Class C	1.88	1.88
Institutional Class	0.88	0.88
Institutional 2 Class	0.82	0.82
Institutional 3 Class	0.80	0.78
Class R	1.38	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2018, is the Transfer Agent’s contractual agreement
Columbia Large Cap Value Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(240,846)	240,846	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
34,054,079	170,247,809	204,301,888	33,339,901	124,017,402	157,357,303
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,248,619	33,984,859	—	386,989,520
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,472,311,444	496,817,870	(109,828,350)	386,989,520
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
28	Columbia Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $459,810,130 and $754,185,629, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	5,000,000	2.50	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Columbia Large Cap Value Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 85.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Large Cap Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Value Fund | Annual Report 2019	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$94,860,974
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Large Cap Value Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
34	Columbia Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Large Cap Value Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Large Cap Value Fund | Annual Report 2019	37

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Large Cap Value Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN138_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Small/Mid Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Small/Mid Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Small/Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2013
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2013
David Hoffman
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	-9.81	3.43	10.88
	Including sales charges		-14.97	2.21	10.22
Advisor Class		12/11/06	-9.61	3.68	11.02
Class C	Excluding sales charges	02/14/02	-10.56	2.63	10.02
	Including sales charges		-11.38	2.63	10.02
Institutional Class*		09/27/10	-9.66	3.66	11.12
Institutional 2 Class		12/11/06	-9.57	3.78	11.28
Institutional 3 Class*		06/13/13	-9.48	3.82	11.13
Class R		12/11/06	-10.11	3.16	10.58
Russell 2500 Value Index			-7.39	5.12	12.57
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small/Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
Sun Communities, Inc.	1.8
Popular, Inc.	1.7
Alexandria Real Estate Equities, Inc.	1.7
First Industrial Realty Trust, Inc.	1.6
Pinnacle West Capital Corp.	1.6
Dine Brands Global, Inc.	1.5
Booz Allen Hamilton Holdings Corp.	1.5
PS Business Parks, Inc.	1.5
Armstrong World Industries, Inc.	1.5
Zions Bancorp	1.5
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	95.7
Money Market Funds	4.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	3.9
Consumer Discretionary	11.1
Consumer Staples	3.7
Energy	5.5
Financials	21.4
Health Care	5.1
Industrials	12.2
Information Technology	10.7
Materials	3.4
Real Estate	15.5
Utilities	7.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2019, the Fund’s Class A shares returned -9.81% excluding sales charges. The Fund lagged its benchmark, the Russell 2500 Value Index, which returned -7.39% for the same time period. Security selection and sector allocation both contributed to the Fund’s results relative to the benchmark.
Trade concerns dampened investor confidence
Optimism prevailed early in the 12-month period ended May 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of U.S. economic growth averaged approximately 3.2% (annualized), as the labor markets added 196,000 jobs per month, on average, and manufacturing activity, though somewhat weaker, remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019.
However, the economic backdrop looked less rosy as the period wore on. European economies transitioned to a slower pace of growth in the second half of 2018, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar. With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. In fact, equity markets logged their worst December since the Great Depression. The risk-off sentiment hit small-cap stocks particularly hard, with the Russell 2000 Index declining over 20% in the fourth quarter of 2018.
Stock markets rebounded early in 2019, as the Federal Reserve backed away from additional rate hikes and vowed patience going forward, then dipped again in May as trade concerns amplified.
Bonds generally outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 6.40%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 3.78%. Large- and mid-cap stocks managed modest gains while small-cap stocks ended the year measurably lower.
Contributors and detractors
Strong security selection within the health care, consumer staples, consumer discretionary and real estate aided results during the period. An underweight in the materials sector, which was a notable underperformer, also contributed to relative performance, as did the Fund’s slight cash position. Many of the Fund’s top contributors were in health care, including LHC Group, Horizon Therapeutics and Molina Healthcare. Shares of LHC Group, a company that provides post-acute health care services to patients, climbed as the company continued to benefit from the realization of synergies related to its merger with Almost Family. Horizon Therapeutics, a pharmaceutical company, saw its shares jump after reporting strong quarterly results, driven by its orphan/rheumatology and primary care businesses. Molina Healthcare, a managed care company that provides health insurance through Medicaid and Medicare, reported strong quarterly profits driven by reduced expenses and a lower effective tax rate. We exited Molina on this strength. Outside health care, our position in management and technology consulting firm Booz Allen Hamilton was a top performer. The company saw strong sales growth and expanding margins, resulting in an increase in forward earnings guidance and its dividend. The Fund continued to hold the stock.
Stock selection within financials, industrials, materials and information technology was the biggest detractor from relative performance. The Fund’s underweight in real estate and a slight overweight in energy also detracted from relative returns. A position in transportation and logistics provider XPO Logistics was a notable individual detractor. XPO Logistics shares fell after the company lowered earnings guidance amid concerns of slowing economic growth and a challenging macro environment. A scathing report from a short-selling firm that claimed the company was using aggressive accounting practices to mask poor returns on acquisitions also weighed on shares. XPO denounced the claims as intentionally misleading and inaccurate. We exited the name. SRC Energy was another notable detractor. The oil and natural gas producer was hit hard by the decline in oil prices, particularly during the fourth quarter of 2018. A Colorado ballot measure that, if passed, would have effectively banned drilling on a large portion of Colorado acreage also weighed on SRC, and we sold the stock. A position in financial technology company GreenSky, which provides technology to banks and merchants to make loans to consumers, disappointed. GreenSky shares fell sharply after the company guided 2019 expectations much lower than consensus expectations. We exited the name.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
As of the end of the period, the Fund was overweight in consumer discretionary, energy and technology and underweight in financials, real estate, materials and industrials. However, sector positioning is primarily the result of bottom-up stock picking. We continue to look for undervalued companies with what we believe to be strong underlying earnings prospects and signs of upward inflection. Our goal is to avoid value “traps” and target strong returns for shareholders.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	977.10	1,018.70	6.16	6.29	1.25
Advisor Class	1,000.00	1,000.00	978.00	1,019.95	4.93	5.04	1.00
Class C	1,000.00	1,000.00	973.00	1,014.96	9.84	10.05	2.00
Institutional Class	1,000.00	1,000.00	977.50	1,019.95	4.93	5.04	1.00
Institutional 2 Class	1,000.00	1,000.00	978.20	1,020.44	4.44	4.53	0.90
Institutional 3 Class	1,000.00	1,000.00	978.30	1,020.64	4.24	4.33	0.86
Class R	1,000.00	1,000.00	975.80	1,017.45	7.39	7.54	1.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.4%
Issuer	Shares	Value ($)
Communication Services 3.7%
Diversified Telecommunication Services 1.1%
Vonage Holdings Corp.(a)	595,000	7,044,800
Entertainment 1.3%
Take-Two Interactive Software, Inc.(a)	75,000	8,111,250
Media 1.3%
Nexstar Media Group, Inc., Class A	84,000	8,412,600
Total Communication Services		23,568,650
Consumer Discretionary 10.6%
Diversified Consumer Services 1.3%
Grand Canyon Education, Inc.(a)	72,000	8,629,920
Hotels, Restaurants & Leisure 1.5%
Dine Brands Global, Inc.	100,000	9,442,000
Household Durables 2.0%
D.R. Horton, Inc.	195,000	8,338,200
KB Home	175,000	4,397,750
Total		12,735,950
Specialty Retail 4.4%
Aaron’s, Inc.	143,000	7,616,180
American Eagle Outfitters, Inc.	250,000	4,350,000
Children’s Place, Inc. (The)	72,000	6,671,520
Foot Locker, Inc.	133,000	5,233,550
Genesco, Inc.(a)	103,000	4,632,940
Total		28,504,190
Textiles, Apparel & Luxury Goods 1.4%
Levi Strauss & Co., Class A(a)	450,000	8,739,000
Total Consumer Discretionary		68,051,060
Consumer Staples 3.5%
Food & Staples Retailing 1.2%
BJ’s Wholesale Club Holdings, Inc.(a)	297,000	7,419,060
Food Products 2.3%
Post Holdings, Inc.(a)	66,000	6,936,600
TreeHouse Foods, Inc.(a)	153,000	7,975,890
Total		14,912,490
Total Consumer Staples		22,331,550
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.3%
Energy Equipment & Services 2.1%
Helmerich & Payne, Inc.	105,000	5,135,550
Patterson-UTI Energy, Inc.	360,000	3,826,800
TechnipFMC PLC	225,000	4,680,000
Total		13,642,350
Oil, Gas & Consumable Fuels 3.2%
Arch Coal, Inc.	90,000	7,933,500
Delek U.S. Holdings, Inc.	187,000	5,724,070
WPX Energy, Inc.(a)	605,000	6,509,800
Total		20,167,370
Total Energy		33,809,720
Financials 20.5%
Banks 10.1%
East West Bancorp, Inc.	186,000	7,945,920
Hancock Whitney Corp.	190,000	7,216,200
Huntington Bancshares, Inc.	610,000	7,716,500
Popular, Inc.	200,000	10,442,000
Prosperity Bancshares, Inc.	135,000	8,749,350
TCF Financial Corp.	353,000	6,728,180
Western Alliance Bancorp(a)	170,000	6,995,500
Zions Bancorp	210,000	9,044,700
Total		64,838,350
Capital Markets 3.6%
E*TRADE Financial Corp.	132,000	5,913,600
Houlihan Lokey, Inc.	150,000	6,781,500
Moelis & Co., ADR, Class A	138,000	4,385,640
Virtu Financial, Inc. Class A	265,000	6,100,300
Total		23,181,040
Consumer Finance 0.9%
SLM Corp.	605,000	5,753,550
Insurance 1.4%
American Equity Investment Life Holding Co.	125,000	3,538,750
MBIA, Inc.(a)	607,426	5,387,869
Total		8,926,619
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 1.5%
New Residential Investment Corp.	350,000	5,337,500
Starwood Property Trust, Inc.	180,000	3,969,000
Total		9,306,500
Thrifts & Mortgage Finance 3.0%
Axos Financial, Inc.(a)	220,000	6,008,200
Flagstar Bancorp, Inc.	210,000	6,610,800
MGIC Investment Corp.(a)	480,000	6,504,000
Total		19,123,000
Total Financials		131,129,059
Health Care 4.8%
Biotechnology 0.4%
Immunomedics, Inc.(a)	190,000	2,483,300
Health Care Equipment & Supplies 2.1%
Merit Medical Systems, Inc.(a)	103,500	5,343,705
Teleflex, Inc.	27,500	7,928,250
Total		13,271,955
Health Care Providers & Services 1.3%
LHC Group, Inc.(a)	75,700	8,575,296
Pharmaceuticals 1.0%
Horizon Therapeutics PLC(a)	280,000	6,672,400
Total Health Care		31,002,951
Industrials 11.6%
Aerospace & Defense 0.9%
Curtiss-Wright Corp.	53,000	5,908,970
Airlines 1.2%
Skywest, Inc.	130,000	7,633,600
Building Products 1.4%
Armstrong World Industries, Inc.	102,000	9,047,400
Construction & Engineering 2.1%
Granite Construction, Inc.	158,000	6,350,020
MasTec, Inc.(a)	153,000	7,112,970
Total		13,462,990
Electrical Equipment 0.8%
GrafTech International Ltd.	530,000	5,252,300
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 3.1%
Gardner Denver Holdings, Inc.(a)	165,000	5,605,050
Kennametal, Inc.	103,000	3,167,250
Navistar International Corp.(a)	120,000	3,733,200
Oshkosh Corp.	108,000	7,688,520
Total		20,194,020
Professional Services 0.9%
Korn/Ferry International	130,000	5,600,400
Road & Rail 0.5%
Hertz Global Holdings, Inc.(a)	226,522	3,187,165
Trading Companies & Distributors 0.7%
Triton International Ltd.	145,000	4,284,750
Total Industrials		74,571,595
Information Technology 10.3%
Communications Equipment 2.4%
Ciena Corp.(a)	155,000	5,415,700
Lumentum Holdings, Inc.(a)	100,000	4,047,000
Viavi Solutions, Inc.(a)	460,000	5,543,000
Total		15,005,700
Electronic Equipment, Instruments & Components 1.2%
SYNNEX Corp.	89,000	7,717,190
IT Services 2.0%
Booz Allen Hamilton Holdings Corp.	147,000	9,285,990
Pagseguro Digital Ltd., Class A(a)	118,000	3,778,360
Total		13,064,350
Semiconductors & Semiconductor Equipment 3.9%
Cree, Inc.(a)	85,000	4,686,900
Cypress Semiconductor Corp.	400,000	7,128,000
Kulicke & Soffa Industries, Inc.	225,000	4,362,750
Marvell Technology Group Ltd.	400,000	8,920,000
Total		25,097,650
Software 0.8%
Avaya Holdings Corp.(a)	385,000	4,843,300
Total Information Technology		65,728,190

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.2%
Chemicals 1.9%
Albemarle Corp.	56,000	3,544,800
Huntsman Corp.	250,000	4,342,500
Orion Engineered Carbons SA	257,000	4,518,060
Total		12,405,360
Metals & Mining 1.3%
Allegheny Technologies, Inc.(a)	190,000	4,067,900
Steel Dynamics, Inc.	162,000	4,074,300
Total		8,142,200
Total Materials		20,547,560
Real Estate 14.7%
Equity Real Estate Investment Trusts (REITS) 14.7%
Alexandria Real Estate Equities, Inc.	71,000	10,395,110
American Assets Trust, Inc.	132,000	5,991,480
Chesapeake Lodging Trust	250,000	7,192,500
CoreCivic, Inc.	200,000	4,380,000
Duke Realty Corp.	210,000	6,318,900
First Industrial Realty Trust, Inc.	290,000	10,065,900
Highwoods Properties, Inc.	110,000	4,824,600
Hospitality Properties Trust	245,000	6,093,150
Hudson Pacific Properties, Inc.	193,100	6,451,471
Mack-Cali Realty Corp.	305,000	6,929,600
Mid-America Apartment Communities, Inc.	52,000	5,937,360
PS Business Parks, Inc.	57,000	9,172,440
Sun Communities, Inc.	85,500	10,796,085
Total		94,548,596
Total Real Estate		94,548,596
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 7.2%
Electric Utilities 2.6%
Alliant Energy Corp.	150,000	7,119,000
Pinnacle West Capital Corp.	102,000	9,578,820
Total		16,697,820
Gas Utilities 3.5%
New Jersey Resources Corp.	183,000	8,683,350
South Jersey Industries, Inc.	205,000	6,467,750
Southwest Gas Holdings, Inc.	85,000	7,236,900
Total		22,388,000
Multi-Utilities 1.1%
CMS Energy Corp.	126,000	7,069,860
Total Utilities		46,155,680
Total Common Stocks (Cost $501,998,717)		611,444,611

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(b),(c)	27,794,039	27,791,259
Total Money Market Funds (Cost $27,791,259)		27,791,259
Total Investments in Securities (Cost: $529,789,976)		639,235,870
Other Assets & Liabilities, Net		1,458,768
Net Assets		640,694,638

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	19,539,323	170,195,065	(161,940,349)	27,794,039	(138)	(1,740)	522,326	27,791,259
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	23,568,650	—	—	—	23,568,650
Consumer Discretionary	68,051,060	—	—	—	68,051,060
Consumer Staples	22,331,550	—	—	—	22,331,550
Energy	33,809,720	—	—	—	33,809,720
Financials	131,129,059	—	—	—	131,129,059
Health Care	31,002,951	—	—	—	31,002,951
Industrials	74,571,595	—	—	—	74,571,595
Information Technology	65,728,190	—	—	—	65,728,190
Materials	20,547,560	—	—	—	20,547,560
Real Estate	94,548,596	—	—	—	94,548,596
Utilities	46,155,680	—	—	—	46,155,680
Total Common Stocks	611,444,611	—	—	—	611,444,611
Money Market Funds	—	—	—	27,791,259	27,791,259
Total Investments in Securities	611,444,611	—	—	27,791,259	639,235,870
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $501,998,717)	$611,444,611
Affiliated issuers (cost $27,791,259)	27,791,259
Receivable for:
Investments sold	1,231,043
Capital shares sold	306,368
Dividends	766,958
Prepaid expenses	484
Total assets	641,540,723
Liabilities
Payable for:
Capital shares purchased	542,288
Management services fees	14,340
Distribution and/or service fees	3,324
Transfer agent fees	73,588
Compensation of board members	122,834
Printing and postage fees	43,300
Other expenses	46,411
Total liabilities	846,085
Net assets applicable to outstanding capital stock	$640,694,638
Represented by
Paid in capital	521,066,026
Total distributable earnings (loss) (Note 2)	119,628,612
Total - representing net assets applicable to outstanding capital stock	$640,694,638
Class A
Net assets	$442,028,747
Shares outstanding	51,242,716
Net asset value per share	$8.63
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.16
Advisor Class
Net assets	$28,292,671
Shares outstanding	3,267,763
Net asset value per share	$8.66
Class C
Net assets	$7,482,582
Shares outstanding	984,220
Net asset value per share	$7.60
Institutional Class
Net assets	$68,369,151
Shares outstanding	7,687,052
Net asset value per share	$8.89
Institutional 2 Class
Net assets	$16,950,003
Shares outstanding	1,923,525
Net asset value per share	$8.81
Institutional 3 Class
Net assets	$73,422,821
Shares outstanding	8,477,840
Net asset value per share	$8.66
Class R
Net assets	$4,148,663
Shares outstanding	492,677
Net asset value per share	$8.42
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	13

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$11,873,987
Dividends — affiliated issuers	522,326
Interfund lending	1,200
Foreign taxes withheld	(57,375)
Total income	12,340,138
Expenses:
Management services fees	5,866,566
Distribution and/or service fees
Class A	1,258,780
Class C	112,416
Class R	25,152
Class T	3
Transfer agent fees
Class A	677,079
Advisor Class	52,763
Class C	14,936
Institutional Class	110,752
Institutional 2 Class	13,969
Institutional 3 Class	6,121
Class R	6,747
Class T	2
Compensation of board members	27,859
Custodian fees	17,022
Printing and postage fees	124,529
Registration fees	137,459
Audit fees	33,550
Legal fees	13,516
Compensation of chief compliance officer	163
Other	21,083
Total expenses	8,520,467
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,912)
Fees waived by transfer agent
Institutional 2 Class	(4,708)
Institutional 3 Class	(4,386)
Expense reduction	(60)
Total net expenses	8,507,401
Net investment income	3,832,737
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,276,185
Investments — affiliated issuers	(138)
Net realized gain	14,276,047
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(94,147,167)
Investments — affiliated issuers	(1,740)
Net change in unrealized appreciation (depreciation)	(94,148,907)
Net realized and unrealized loss	(79,872,860)
Net decrease in net assets resulting from operations	$(76,040,123)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$3,832,737	$1,475,031
Net realized gain	14,276,047	52,513,825
Net change in unrealized appreciation (depreciation)	(94,148,907)	56,624,671
Net increase (decrease) in net assets resulting from operations	(76,040,123)	110,613,527
Distributions to shareholders
Net investment income and net realized gains
Class A	(36,591,589)
Advisor Class	(3,024,772)
Class C	(794,226)
Institutional Class	(6,080,665)
Institutional 2 Class	(1,501,686)
Institutional 3 Class	(5,148,797)
Class R	(382,546)
Class T	(174)
Net investment income
Class A		(184,964)
Advisor Class		(27,419)
Institutional Class		(171,888)
Institutional 2 Class		(71,800)
Institutional 3 Class		(102,108)
Class K		(25,027)
Class T		(1)
Net realized gains
Class A		(49,677,701)
Advisor Class		(1,376,092)
Class C		(2,604,185)
Institutional Class		(8,626,798)
Institutional 2 Class		(2,787,882)
Institutional 3 Class		(3,601,664)
Class K		(2,810,782)
Class R		(534,318)
Class T		(228)
Total distributions to shareholders (Note 2)	(53,524,455)	(72,602,857)
Decrease in net assets from capital stock activity	(44,892,175)	(46,514,242)
Total decrease in net assets	(174,456,753)	(8,503,572)
Net assets at beginning of year	815,151,391	823,654,963
Net assets at end of year	$640,694,638	$815,151,391
Undistributed net investment income	$1,692,195	$469,924
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,720,376	26,699,846	1,454,618	15,013,141
Distributions reinvested	4,366,070	36,413,021	4,944,465	49,642,424
Redemptions	(9,465,374)	(88,457,637)	(10,049,834)	(103,555,407)
Net decrease	(2,378,928)	(25,344,770)	(3,650,751)	(38,899,842)
Advisor Class
Subscriptions	730,654	6,942,604	3,779,843	39,459,073
Distributions reinvested	361,815	3,024,772	139,514	1,403,511
Redemptions	(2,209,882)	(20,657,443)	(1,117,640)	(11,467,640)
Net increase (decrease)	(1,117,413)	(10,690,067)	2,801,717	29,394,944
Class B
Redemptions	—	—	(259,141)	(2,418,459)
Net decrease	—	—	(259,141)	(2,418,459)
Class C
Subscriptions	77,960	636,798	99,971	922,929
Distributions reinvested	105,880	781,397	285,486	2,572,230
Redemptions	(1,872,311)	(16,900,216)	(819,291)	(7,604,298)
Net decrease	(1,688,471)	(15,482,021)	(433,834)	(4,109,139)
Institutional Class
Subscriptions	1,243,986	12,134,656	2,521,259	26,556,719
Distributions reinvested	704,989	6,055,852	842,230	8,683,390
Redemptions	(3,253,175)	(31,205,172)	(6,979,122)	(74,309,142)
Net decrease	(1,304,200)	(13,014,664)	(3,615,633)	(39,069,033)
Institutional 2 Class
Subscriptions	392,795	3,847,332	929,157	9,702,288
Distributions reinvested	119,849	1,019,920	201,994	2,064,383
Redemptions	(1,133,555)	(11,251,539)	(2,289,604)	(24,157,171)
Net decrease	(620,911)	(6,384,287)	(1,158,453)	(12,390,500)
Institutional 3 Class
Subscriptions	3,951,552	37,398,983	5,732,153	59,857,765
Distributions reinvested	615,708	5,147,324	368,144	3,703,532
Redemptions	(1,683,466)	(15,656,056)	(653,676)	(6,784,659)
Net increase	2,883,794	26,890,251	5,446,621	56,776,638
Class K
Subscriptions	—	—	303,408	3,183,443
Distributions reinvested	—	—	279,364	2,835,541
Redemptions	—	—	(3,908,722)	(41,201,356)
Net decrease	—	—	(3,325,950)	(35,182,372)
Class R
Subscriptions	126,192	1,197,205	114,476	1,149,652
Distributions reinvested	43,384	353,578	50,207	493,035
Redemptions	(266,131)	(2,415,403)	(224,653)	(2,259,166)
Net decrease	(96,555)	(864,620)	(59,970)	(616,479)
Class T
Redemptions	(243)	(1,997)	—	—
Net decrease	(243)	(1,997)	—	—
Total net decrease	(4,322,927)	(44,892,175)	(4,255,394)	(46,514,242)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small/Mid Cap Value Fund | Annual Report 2019

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Columbia Small/Mid Cap Value Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$10.39	0.04	(1.08)	(1.04)	(0.03)	(0.69)	(0.72)
Year Ended 5/31/2018	$9.95	0.01	1.37	1.38	(0.00) (d)	(0.94)	(0.94)
Year Ended 5/31/2017	$8.57	0.01	1.39	1.40	(0.02)	—	(0.02)
Year Ended 5/31/2016	$10.03	0.02	(0.95)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.81	(0.01)	0.84	0.83	—	(1.61)	(1.61)
Advisor Class
Year Ended 5/31/2019	$10.43	0.07	(1.10)	(1.03)	(0.05)	(0.69)	(0.74)
Year Ended 5/31/2018	$9.98	0.04	1.37	1.41	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.58	0.03	1.41	1.44	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.03	0.04	(0.96)	(0.92)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.79	0.02	0.84	0.86	(0.01)	(1.61)	(1.62)
Class C
Year Ended 5/31/2019	$9.29	(0.03)	(0.97)	(1.00)	—	(0.69)	(0.69)
Year Ended 5/31/2018	$9.05	(0.06)	1.24	1.18	—	(0.94)	(0.94)
Year Ended 5/31/2017	$7.83	(0.06)	1.28	1.22	—	—	—
Year Ended 5/31/2016	$9.29	(0.04)	(0.89)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.20	(0.08)	0.78	0.70	—	(1.61)	(1.61)
Institutional Class
Year Ended 5/31/2019	$10.69	0.07	(1.13)	(1.06)	(0.05)	(0.69)	(0.74)
Year Ended 5/31/2018	$10.21	0.04	1.40	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.78	0.03	1.44	1.47	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.24	0.04	(0.97)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.99	0.02	0.85	0.87	(0.01)	(1.61)	(1.62)
Institutional 2 Class
Year Ended 5/31/2019	$10.60	0.08	(1.12)	(1.04)	(0.06)	(0.69)	(0.75)
Year Ended 5/31/2018	$10.12	0.05	1.39	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.71	0.04	1.42	1.46	(0.05)	—	(0.05)
Year Ended 5/31/2016	$10.15	0.05	(0.96)	(0.91)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.90	0.03	0.85	0.88	(0.02)	(1.61)	(1.63)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$8.63	(9.81%)	1.24%	1.24% (c)	0.45%	28%	$442,029
Year Ended 5/31/2018	$10.39	14.24%	1.23%	1.23% (c)	0.14%	46%	$557,134
Year Ended 5/31/2017	$9.95	16.38%	1.25%	1.25% (c)	0.08%	57%	$569,969
Year Ended 5/31/2016	$8.57	(9.09%)	1.25%	1.25% (c)	0.22%	69%	$686,606
Year Ended 5/31/2015	$10.03	8.58%	1.25%	1.25% (c)	(0.05%)	50%	$886,673
Advisor Class
Year Ended 5/31/2019	$8.66	(9.61%)	0.99%	0.99% (c)	0.71%	28%	$28,293
Year Ended 5/31/2018	$10.43	14.47%	0.99%	0.98% (c)	0.41%	46%	$45,740
Year Ended 5/31/2017	$9.98	16.84%	1.00%	1.00% (c)	0.33%	57%	$15,800
Year Ended 5/31/2016	$8.58	(8.98%)	1.00%	1.00% (c)	0.49%	69%	$13,780
Year Ended 5/31/2015	$10.03	8.90%	1.00%	1.00% (c)	0.22%	50%	$14,552
Class C
Year Ended 5/31/2019	$7.60	(10.56%)	1.98%	1.98% (c)	(0.34%)	28%	$7,483
Year Ended 5/31/2018	$9.29	13.36%	1.98%	1.98% (c)	(0.62%)	46%	$24,831
Year Ended 5/31/2017	$9.05	15.58%	2.00%	2.00% (c)	(0.67%)	57%	$28,116
Year Ended 5/31/2016	$7.83	(9.83%)	2.00%	2.00% (c)	(0.52%)	69%	$30,361
Year Ended 5/31/2015	$9.29	7.77%	2.00%	2.00% (c)	(0.80%)	50%	$35,212
Institutional Class
Year Ended 5/31/2019	$8.89	(9.66%)	0.99%	0.99% (c)	0.70%	28%	$68,369
Year Ended 5/31/2018	$10.69	14.44%	0.98%	0.98% (c)	0.38%	46%	$96,124
Year Ended 5/31/2017	$10.21	16.79%	1.02%	1.01% (c)	0.31%	57%	$128,661
Year Ended 5/31/2016	$8.78	(8.89%)	1.00%	1.00% (c)	0.48%	69%	$21,929
Year Ended 5/31/2015	$10.24	8.82%	1.00%	1.00% (c)	0.20%	50%	$28,575
Institutional 2 Class
Year Ended 5/31/2019	$8.81	(9.57%)	0.92%	0.90%	0.78%	28%	$16,950
Year Ended 5/31/2018	$10.60	14.63%	0.91%	0.90%	0.46%	46%	$26,971
Year Ended 5/31/2017	$10.12	16.81%	0.90%	0.90%	0.43%	57%	$37,489
Year Ended 5/31/2016	$8.71	(8.77%)	0.89%	0.89%	0.58%	69%	$35,946
Year Ended 5/31/2015	$10.15	8.99%	0.86%	0.86%	0.33%	50%	$53,124
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$10.43	0.08	(1.10)	(1.02)	(0.06)	(0.69)	(0.75)
Year Ended 5/31/2018	$9.98	0.05	1.37	1.42	(0.03)	(0.94)	(0.97)
Year Ended 5/31/2017	$8.58	0.05	1.41	1.46	(0.06)	—	(0.06)
Year Ended 5/31/2016	$10.01	0.06	(0.96)	(0.90)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.77	0.04	0.83	0.87	(0.02)	(1.61)	(1.63)
Class R
Year Ended 5/31/2019	$10.16	0.02	(1.07)	(1.05)	(0.00) (d)	(0.69)	(0.69)
Year Ended 5/31/2018	$9.77	(0.01)	1.34	1.33	—	(0.94)	(0.94)
Year Ended 5/31/2017	$8.41	(0.02)	1.38	1.36	(0.00) (d)	—	(0.00) (d)
Year Ended 5/31/2016	$9.89	(0.00) (d)	(0.95)	(0.95)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.70	(0.03)	0.83	0.80	—	(1.61)	(1.61)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$8.66	(9.48%)	0.87%	0.86%	0.85%	28%	$73,423
Year Ended 5/31/2018	$10.43	14.55%	0.87%	0.86%	0.51%	46%	$58,363
Year Ended 5/31/2017	$9.98	16.99%	0.85%	0.85%	0.48%	57%	$1,471
Year Ended 5/31/2016	$8.58	(8.80%)	0.85%	0.85%	0.72%	69%	$760
Year Ended 5/31/2015	$10.01	9.04%	0.81%	0.81%	0.35%	50%	$59
Class R
Year Ended 5/31/2019	$8.42	(10.11%)	1.49%	1.49% (c)	0.19%	28%	$4,149
Year Ended 5/31/2018	$10.16	13.95%	1.48%	1.48% (c)	(0.12%)	46%	$5,986
Year Ended 5/31/2017	$9.77	16.20%	1.50%	1.50% (c)	(0.17%)	57%	$6,343
Year Ended 5/31/2016	$8.41	(9.43%)	1.50%	1.50% (c)	(0.03%)	69%	$7,409
Year Ended 5/31/2015	$9.89	8.37%	1.50%	1.50% (c)	(0.30%)	50%	$9,670
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
May 31, 2019
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
24	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Small/Mid Cap Value Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2018 through September 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class. Prior to October 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.13
Class T	0.08 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $297,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
26	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	162,952
Class C	720
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.33%	1.26%
Advisor Class	1.08	1.01
Class C	2.08	2.01
Institutional Class	1.08	1.01
Institutional 2 Class	0.99	0.90
Institutional 3 Class	0.95	0.86
Class R	1.58	1.51
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective October 1, 2018, through September 30, 2019 is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to October 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,610,466	50,913,989	53,524,455	583,207	72,019,650	72,602,857
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,814,214	14,634,663	—	107,885,206
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
531,350,664	139,184,815	(31,299,609)	107,885,206
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	4,583,452
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $197,547,228 and $299,272,023, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,780,000	2.92	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime
Columbia Small/Mid Cap Value Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2019, one unaffiliated shareholder of record owned 13.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 68.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small/Mid Cap Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Small/Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small/Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$20,099,941
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Small/Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Small/Mid Cap Value Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
34	Columbia Small/Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Small/Mid Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Small/Mid Cap Value Fund | Annual Report 2019	37

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia Small/Mid Cap Value Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small/Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN198_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Quality Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Quality Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Quality Income Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	6.12	2.81	4.88
	Including sales charges		2.84	2.18	4.56
Advisor Class*		11/08/12	6.21	3.04	5.03
Class C	Excluding sales charges	02/14/02	5.14	2.01	4.10
	Including sales charges		4.14	2.01	4.10
Institutional Class*		09/27/10	6.41	3.04	5.11
Institutional 2 Class*		11/08/12	6.32	3.13	5.10
Institutional 3 Class*		10/01/14	6.58	3.20	5.08
Class R*		03/01/16	5.87	2.52	4.55
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			5.51	2.46	3.17
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Quality Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Quality Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2019)
Asset-Backed Securities — Non-Agency	9.9
Commercial Mortgage-Backed Securities - Agency	2.4
Commercial Mortgage-Backed Securities - Non-Agency	7.7
Money Market Funds	2.6
Options Purchased Calls	0.6
Residential Mortgage-Backed Securities - Agency	59.0
Residential Mortgage-Backed Securities - Non-Agency	17.8
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2019)
AAA rating	63.5
AA rating	5.5
A rating	4.4
BBB rating	7.2
BB rating	1.5
B rating	1.3
Not rated	16.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 6.12% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, returned 5.51% over the same period. Positive contributions to the Fund’s performance were led by out-of-benchmark allocations to agency collateralized mortgage obligations (CMOs) and non-government guaranteed securitized sectors.
Markets monitored shifting Fed policy, uncertain trade outlook
Investor attention over the period was focused largely on risks to the continued expansion of the U.S. economy, most notably coming from Federal Reserve (Fed) policy and President Trump’s wielding of tariffs against China and other trading partners.
Entering the period, the Fed appeared to have reached consensus that inflation was safely headed toward the 2% target and that the Open Market Committee perhaps had room to step up its efforts to normalize short-term interest rates. In June of 2018, the Fed, as expected, implemented a quarter-point increase in its benchmark overnight lending rate. At its September meeting, the Fed again hiked the fed funds rate while signaling the likelihood of another increase in December.
Risk sentiment began to falter entering October on tepid corporate earnings reports, a further deterioration in U.S.-China trade relations and softening growth overseas. In mid-December 2018, the Fed, as expected, raised its short-term rate target to the 2.25% to 2.50% range, generally considered within the low end of “normal,” while noting the potential for an additional two hikes in 2019. The result was a spike in volatility for risk assets on fears that the Fed would overshoot on rates and throw the U.S. economy into recession. The 10-year Treasury yield declined from 3.01% to 2.69% over December as investors sought a safe haven.
Risk sentiment recovered dramatically entering 2019 as the Fed pivoted to a more dovish stance, announcing that it would end its balance sheet reduction program earlier than expected and indicating the likelihood of a pause in rate increases. A modest cooling in rhetoric around trade, along with encouraging corporate earnings reports, further spurred optimism around the economy. While the next few months would see some interim volatility, credit-sensitive assets generally outperformed through April 2019. However, May 2019 would see a return to a risk-off environment as Trump announced plans to impose a 25% tariff on $200 billion in imports from China, alarming markets already wary of a global recession. The month ended with the threatened launch of U.S. tariffs on goods from Mexico, bringing into question implementation of the recently updated agreement among North American trading partners.
Longer dated Treasuries led fixed-income performance for the 12 months that ended May 31, 2019, as Treasury yields finished significantly lower across the curve. At period-end, the short end of the curve was slightly inverted, or downward sloping, historically a warning sign of recession. Despite a significant pickup in mortgage prepayments late in the period in the wake of declining interest rates, mortgage-backed security (MBS) returns were in solidly positive territory for the 12 months.
Credit sectors led positive contributions to performance
Since October of 2017, the Fed has been allowing the government-backed assets acquired under quantitative easing to roll-off its balance sheet, which led to maintain a meaningful underweight to agency MBS. This positioning added to return relative to the benchmark as we were able to invest in better performing securities.
The Fund’s positioning in agency CMOs was a positive contributor to performance. The structures we held benefited over the course of 2019 as the market increasingly priced in Fed rate cuts.
The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency MBS aided performance versus the benchmark. In this vein, contributions were led by holdings of commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency residential MBS. Sentiment with respect to these segments has benefited from positive consumer fundamentals including strong household balance sheets and falling unemployment levels.
The Fund’s tactical positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity was essentially a neutral factor in performance relative to the benchmark.
Columbia Quality Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both to reduce the risk of rising interest rates and to protect against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. On a stand-alone basis, the Fund’s use of derivatives had a postive impact on results.
There were no material detractors from the Fund’s performance relative to the benchmark.
At period’s end
We maintained a constructive view on the backdrop for non-agency MBS, as the segment is not subject to the leveraging seen on the corporate credit side and fundamentals continued to be supportive. Similarly, the Fund continued to have allocations to the credit-sensitive CMBS and ABS sectors.
That said, credit spreads at period-end levels reflected a notably lower risk of recession than was being signaled by the interest rate markets. As a result, we preferred higher quality securities within each non-agency allocation, with a preference for issues with shorter duration or higher in the capital structure that are less sensitive to changing credit sentiment. We believed the relative liquidity provided by these holdings positions the Fund to take advantage should spread levels widen and valuations improve.
Given the recent decline in Treasury yields, the Fund moved from a modest overweight to a neutral stance relative to the benchmark with respect to overall portfolio duration.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Quality Income Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,058.70	1,020.39	4.67	4.58	0.91
Advisor Class	1,000.00	1,000.00	1,058.10	1,021.64	3.39	3.33	0.66
Class C	1,000.00	1,000.00	1,052.80	1,016.65	8.50	8.35	1.66
Institutional Class	1,000.00	1,000.00	1,058.10	1,021.64	3.39	3.33	0.66
Institutional 2 Class	1,000.00	1,000.00	1,058.60	1,022.19	2.82	2.77	0.55
Institutional 3 Class	1,000.00	1,000.00	1,059.10	1,022.44	2.57	2.52	0.50
Class R	1,000.00	1,000.00	1,055.40	1,019.15	5.94	5.84	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 12.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	4.292%	8,000,000	7,772,880
Avant Loans Funding Trust(a)
Subordinated, Series 2018-B Class B
07/15/2022	4.110%	9,946,000	10,047,420
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	4.878%	5,000,000	4,990,515
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	4.297%	6,750,000	6,532,556
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	4.017%	12,500,000	12,381,675
Conn’s Receivables Funding LLC(a)
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	2,054,484	2,058,187
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class B
10/15/2025	4.100%	8,500,000	8,629,909
Subordinated, Series 2018-P1 Class B
07/15/2025	4.070%	12,310,000	12,513,420
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	4.542%	7,000,000	6,874,161
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	6.692%	6,000,000	6,009,990
Marlette Funding Trust(a)
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	8,250,000	8,404,143
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	5,000,000	4,900,000
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.842%	2,750,000	2,741,426
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.262%	4,300,000	4,280,689
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.333%	7,000,000	6,936,937
Palmer Square Loan Funding Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.600% Floor 1.600% 04/20/2027	4.123%	7,000,000	6,999,881
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	7,000,000	7,033,217
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	9,698,082	9,805,179
Subordinated, Series 2017-2A Class B
09/15/2023	3.480%	1,819,088	1,818,959
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	12,750,000	12,845,214
Prosper Marketplace Issuance Trust(a),(d)
Series 2019-3A Class A
07/15/2025	3.190%	5,000,000	4,999,813
Series 2019-3A Class B
07/15/2025	3.590%	4,000,000	3,999,201
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	4.097%	26,500,000	26,246,792
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	8.347%	7,000,000	6,706,301
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	4.297%	7,800,000	7,777,318
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.997%	6,500,000	6,439,823
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	7,358,264	7,392,873
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	8,450,000	8,720,714
SoFi Professional Loan Program LLC(a),(c),(e),(f),(g)
Series 2015-D Class RC
10/26/2037	0.000%	6	1,811,548
Series 2016-A Class RIO
01/25/2038	0.000%	9	2,141,760
Series 2016-A Class RPO
01/25/2038	0.000%	9	3,470,400
SoFi Professional Loan Program LLC(a),(c),(e),(g)
Series 2017-A Class R
03/26/2040	0.000%	53,124	2,523,390
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	4.351%	10,000,000	9,871,310
Total Asset-Backed Securities — Non-Agency (Cost $242,110,719)			235,677,601

Commercial Mortgage-Backed Securities - Agency 3.0%

Federal National Mortgage Association(h)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	15,000,000	15,328,815
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,977,484	18,267,119
FRESB Mortgage Trust(h)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	15,103,538	15,442,967
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	7,724,844	7,542,405
Total Commercial Mortgage-Backed Securities - Agency (Cost $55,748,169)			56,581,306

Commercial Mortgage-Backed Securities - Non-Agency 9.6%

BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	4.690%	4,490,000	4,479,384
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	4.240%	6,500,000	6,463,931
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a),(b)
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	4.410%	7,000,000	7,016,563
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	3.840%	4,200,000	4,194,478
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	4.690%	17,000,000	16,938,237
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	5.440%	3,675,000	3,678,815
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	11,560,000	11,279,953
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	8,500,000	7,920,556
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	5,800,000	5,149,570
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class D
11/05/2038	4.194%	9,400,000	9,615,380
Series 2016-HHV Class F
11/05/2038	4.194%	15,500,000	15,008,112
Hilton U.S.A. Trust(a)
Series 2016-SFP Class A
11/05/2035	2.828%	2,200,000	2,210,963
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,884,528
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 12/17/2036	4.690%	9,994,688	10,019,719
JPMorgan Chase Commercial Mortgage Securities Trust(a),(h)
Subordinated Series 2016-WIKI Class D
10/05/2031	4.009%	5,000,000	5,067,013
Olympic Tower Mortgage Trust(a),(h)
Subordinated, Series 2017-OT Class D
05/10/2039	3.945%	9,740,000	9,897,332
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	4,000,000	4,081,788

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-SF3 Class B
10/17/2035	4.079%	18,000,000	18,744,613
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,470,000	5,622,773
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	13,650,000	13,793,718
RETL (a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	4.584%	6,800,000	6,800,153
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	4.540%	6,700,000	6,705,554
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $177,204,612)			183,573,133

Residential Mortgage-Backed Securities - Agency 73.5%

Federal Home Loan Mortgage Corp.
04/01/2022	6.500%	15,265	15,380
10/01/2024- 04/01/2040	5.000%	7,694,990	8,323,230
06/01/2030	5.500%	3,961,766	4,235,623
06/01/2031	8.000%	89,865	101,838
07/01/2033- 11/01/2037	6.000%	1,071,792	1,199,265
07/01/2039- 06/01/2048	4.500%	35,551,224	37,547,827
04/01/2041- 11/01/2045	4.000%	32,821,162	34,297,943
03/01/2042- 04/01/2047	3.500%	214,490,670	221,538,599
11/01/2043	3.000%	26,640,921	26,963,719
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	3.510%	11,012,040	1,829,961
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	3.510%	11,383,652	2,431,285
CMO Series 3913 Class SW
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 09/15/2040	4.160%	2,094,708	177,375
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	3.760%	13,120,258	1,225,174
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	3.710%	4,006,518	386,988
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	3.660%	2,450,947	194,754
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	3.460%	4,728,343	960,644
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	3.510%	11,122,761	2,279,235
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	3.530%	12,520,892	2,091,787
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	3.560%	5,363,684	914,269
Federal Home Loan Mortgage Corp.(i)
CMO Series 304 Class C69
12/15/2042	4.000%	4,479,127	870,543
CMO Series 3800 Class HI
01/15/2040	4.500%	1,954,825	127,279
CMO Series 4120 Class AI
11/15/2039	3.500%	5,671,074	503,582
CMO Series 4121 Class IA
01/15/2041	3.500%	6,309,879	596,316
CMO Series 4122 Class JI
12/15/2040	4.000%	4,572,908	446,280
CMO Series 4139 Class CI
05/15/2042	3.500%	4,530,984	477,321
CMO Series 4147 Class CI
01/15/2041	3.500%	7,430,227	926,906

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4148 Class BI
02/15/2041	4.000%	4,682,804	513,907
CMO Series 4177 Class IY
03/15/2043	4.000%	9,855,740	1,829,736
CMO Series 4182 Class DI
05/15/2039	3.500%	10,362,528	835,609
CMO Series 4213 Class DI
06/15/2038	3.500%	7,215,849	485,717
CMO Series 4215 Class IL
07/15/2041	3.500%	7,414,128	698,406
Federal Home Loan Mortgage Corp.(h),(i)
CMO Series 4068 Class GI
09/15/2036	1.815%	8,048,987	478,137
CMO Series 4107 Class KS
06/15/2038	1.748%	6,923,236	416,026
CMO Series 4620 Class AS
11/15/2042	1.675%	12,017,794	564,059
Federal Home Loan Mortgage Corp.(b)
CMO Series 4119 Class SP
-0.6 x 1-month USD LIBOR + 2.571% Cap 2.571% 10/15/2042	1.177%	32,105	23,750
Federal National Mortgage Association
09/01/2022- 10/01/2037	6.500%	3,715,693	4,254,888
11/01/2022- 09/01/2036	6.000%	766,811	849,740
04/01/2029- 09/01/2041	5.000%	35,908,486	38,800,052
04/01/2033- 04/01/2041	5.500%	2,272,420	2,552,256
03/01/2036- 08/01/2041	4.500%	52,141,678	55,701,292
11/01/2037	8.500%	32,554	39,032
11/01/2040- 10/01/2044	4.000%	54,439,400	56,989,693
08/01/2042- 04/01/2048	3.500%	122,041,213	125,405,550
10/01/2046- 01/01/2047	3.000%	118,227,995	119,423,729
CMO Series 2017-72 Class B
09/25/2047	3.000%	14,890,334	15,105,072
Federal National Mortgage Association(d)
06/18/2034	3.000%	56,000,000	56,800,625
06/13/2049	3.500%	88,500,000	90,252,715
06/13/2049	4.000%	95,000,000	98,042,969
06/13/2049	4.500%	38,000,000	39,698,125
Federal National Mortgage Association(j)
09/01/2040	4.000%	10,058,295	10,501,774
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(i)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	3.650%	9,959,759	1,285,409
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	3.670%	10,136,339	1,913,664
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	4.220%	3,830,888	362,335
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	3.670%	6,531,135	562,358
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	3.720%	16,668,298	2,732,104
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	3.520%	32,353,911	6,194,538
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	3.420%	19,947,664	3,791,028
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	3.570%	29,452,749	5,989,561
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	3.570%	24,453,127	4,336,197
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.720%	21,466,534	4,328,755

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	1.520%	103,109,482	7,946,730
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	3.720%	14,997,020	2,962,792
Federal National Mortgage Association(h),(i)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	7,105,178	1
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	17,831,153	1,939,081
CMO Series 2012-121 Class GI
08/25/2039	3.500%	5,260,837	501,351
CMO Series 2012-129 Class IC
01/25/2041	3.500%	9,345,387	1,254,884
CMO Series 2012-133 Class EI
07/25/2031	3.500%	3,414,584	316,452
CMO Series 2012-134 Class AI
07/25/2040	3.500%	14,633,046	1,779,149
CMO Series 2012-144 Class HI
07/25/2042	3.500%	4,016,918	436,059
CMO Series 2013-1 Class AI
02/25/2043	3.500%	4,498,945	898,100
CMO Series 2013-1 Class BI
02/25/2040	3.500%	2,823,558	244,948
CMO Series 2013-16
01/25/2040	3.500%	10,066,844	957,026
CMO Series 2013-41 Class IY
05/25/2040	3.500%	11,062,824	1,014,771
CMO Series 2013-6 Class MI
02/25/2040	3.500%	8,829,058	982,361
CMO Series 417 Class C4
02/25/2043	3.500%	14,634,879	2,401,752
Government National Mortgage Association
03/15/2030	7.000%	3,557	3,558
12/15/2031- 02/15/2032	6.500%	194,467	215,793
12/15/2032	6.000%	59,430	67,253
09/15/2033- 08/20/2040	5.000%	11,275,128	12,108,150
Government National Mortgage Association(d)
06/20/2049	3.000%	47,000,000	47,679,297
06/20/2049	3.500%	10,500,000	10,792,441
06/20/2049	4.500%	112,000,000	116,475,625
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(i)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	6,919,556	1,207,419
CMO Series 2012-129 Class AI
08/20/2037	3.000%	7,162,176	567,445
CMO Series 2014-131 Class EI
09/16/2039	4.000%	12,312,948	1,690,927
CMO Series 2015-175 Class AI
10/16/2038	3.500%	24,913,202	3,277,115
Government National Mortgage Association(b),(i)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	3.762%	15,998,904	4,115,400
CMO Series 2016-108 Class SN
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 08/20/2046	3.639%	8,607,924	1,865,528
CMO Series 2017-101 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	3.759%	12,753,441	2,214,977
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	3.759%	17,798,394	3,298,781
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	3.759%	24,253,961	4,218,875
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.759%	21,871,306	3,913,516
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	3.709%	9,773,419	1,940,744
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.709%	22,634,058	3,732,211

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	3.759%	16,970,084	3,561,995
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	3.759%	12,861,967	2,402,837
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	3.759%	12,192,327	2,369,788
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	3.759%	18,180,507	3,731,246
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	3.759%	18,001,669	3,435,651
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	3.609%	23,726,537	3,959,686
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	3.609%	22,244,550	3,847,740
CMO Series 2019-23 Class VS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/20/2049	3.709%	46,854,241	7,288,749
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	3.659%	31,106,126	5,483,497
CMO Series 2019-45 Class SE
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 04/20/2049	3.559%	29,787,664	5,227,568
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	3.612%	26,820,553	6,272,204
CMO Series 2019-6 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	3.609%	30,016,872	4,531,809
Total Residential Mortgage-Backed Securities - Agency (Cost $1,393,336,827)			1,397,555,213

Residential Mortgage-Backed Securities - Non-Agency 22.1%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	5,151,358	5,271,078
Angel Oak Mortgage Trust I LLC(a),(h)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	9,583,000	9,671,934
CMO Series 2018-1 Class M1
04/27/2048	4.100%	6,970,000	7,027,370
CMO Series 2018-2 Class M1
07/27/2048	4.343%	5,495,000	5,575,223
CMO Series 2019-2 Class M1
03/25/2049	4.065%	10,500,000	10,756,618
Angel Oak Mortgage Trust LLC(a),(h)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,676,716
CMO Series 2017-3 Class M1
11/25/2047	3.900%	4,500,000	4,555,889
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	4,339,257	4,500,553
CMO Series 2018-1 Class A3
04/25/2048	4.218%	8,839,228	9,165,908
ASG Resecuritization Trust(a),(h)
CMO Series 2013-2 Class 2A70
11/28/2035	4.092%	572,044	574,420
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated, CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,564,505
Bayview Opportunity Master Fund Trust IIb(a)
CMO Series 2018-RN5 Class A1
04/28/2033	3.820%	2,428,964	2,435,858
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.780%	12,730,000	12,759,871

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	4.030%	4,200,000	4,209,802
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	4.280%	16,000,000	16,063,771
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	4.234%	10,000,000	10,017,116
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A1
12/01/2065	3.960%	1,204,736	1,205,248
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.180%	7,000,000	7,008,555
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	4,940,065	4,888,311
CIM Trust(a),(h)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	4,316,132	4,341,833
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2009-11 Class 1A2
02/25/2037	4.411%	710,197	694,714
CMO Series 2014-A Class B2
01/25/2035	5.491%	1,848,955	2,001,950
CMO Series 2014-C Class A
02/25/2054	3.250%	571,449	567,375
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,188,480	3,181,818
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	5,273,546	5,224,960
COLT Mortgage Loan Trust(a)
CMO Series 2018-1 Class A3
02/25/2048	3.084%	1,745,011	1,750,521
COLT Mortgage Loan Trust(a),(h)
CMO Series 2018-2 Class M1
07/27/2048	4.189%	5,000,000	5,207,349
Credit Suisse Mortgage Capital Certificates(a),(h)
CMO Series 2011-2R Class 2A9
07/27/2036	4.830%	6,985,000	7,316,899
CMO Series 2014-2R Class 17A2
04/27/2037	5.202%	1,930,006	1,944,343
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deephaven Residential Mortgage Trust(a),(h)
CMO Series 2018-3A Class M1
08/25/2058	4.357%	4,250,000	4,438,357
CMO Series 2018-4A Class M1
10/25/2058	4.735%	12,000,000	12,440,498
Subordinated, CMO Series 2018-4A Class B1
10/25/2058	5.535%	5,205,000	5,410,147
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	188,118	189,108
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	4.230%	8,700,000	8,707,057
Ellington Financial Mortgage Trust(a),(c),(h)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	2,990,000	3,111,394
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	8,822,622	8,738,934
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-1 Class A3
06/25/2048	3.999%	5,123,058	5,259,470
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	13,570,000	13,760,903
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	3,937,947	3,974,875
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	7,150,284	7,199,534
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	2,935,380	2,952,853
New Residential Mortgage Loan Trust(a),(h),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.300%	23,037,073	922,787
New Residential Mortgage Loan Trust(a),(h)
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	5,877,367	5,979,281
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	4,906,481	4,915,464
Subordinated, CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	4,345,267	4,370,152
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	2,103,968	2,070,312

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	4.484%	9,857,086	9,869,667
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.280%	18,000,000	18,033,466
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.080%	15,000,000	15,053,777
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	9,002,217	8,985,985
CMO Series 2018-2A Class A1
08/25/2023	4.000%	7,277,737	7,275,130
CMO Series 2018-2A Class A2
08/25/2023	5.000%	5,000,000	4,942,004
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	6,453,682	6,451,903
CMO Series 2018-3A Class A1
10/25/2023	4.483%	11,097,581	11,237,087
CMO Series 2019-1A Class A1
01/25/2024	4.500%	8,673,504	8,748,010
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	4.427%	6,000,000	6,019,920
RBSSP Resecuritization Trust(a),(h)
CMO Series 2012-1 Class 5A2
12/27/2035	4.218%	2,774,790	2,810,662
RBSSP Resecuritization Trust(a)
CMO Series 2012-5 Class 2A1
07/26/2036	5.750%	51,636	51,500
RCO Trust(a),(h)
CMO Series 2018-VFS1 Class A3
12/26/2053	4.673%	13,685,635	13,870,514
RCO V Mortgage LLC(a),(h)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	4,258,005	4,244,762
Residential Mortgage Loan Trust(a),(h)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	4,611,047	4,636,318
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust(a),(h)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	4,000,000	4,081,502
Vendee Mortgage Trust(h),(i)
CMO Series 1998-1 Class 2IO
03/15/2028	0.213%	1,087,337	5,909
CMO Series 1998-3 Class IO
03/15/2029	0.046%	1,283,684	1,167
Vericrest Opportunity Loan Transferee LXIX LLC(a)
CMO Series 2018-NPL5 Class A1B
08/25/2048	4.704%	10,300,000	10,353,560
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	4,231,258	4,248,034
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	2,633,252	2,661,373
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	18,000,000	18,190,670
Verus Securitization Trust(a),(h)
CMO Series 2018-INV1 Class A2
03/25/2058	3.857%	1,995,408	2,038,073
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	2,623,592	2,679,446
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $414,084,343)			421,092,073

Options Purchased Calls 0.8%
Value ($)
(Cost $2,531,250)	14,354,665

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(k),(l)	61,821,110	61,814,927
Total Money Market Funds (Cost $61,814,927)		61,814,927
Total Investments in Securities (Cost: $2,346,830,847)		2,370,648,918
Other Assets & Liabilities, Net		(468,661,036)
Net Assets		1,901,987,882

At May 31, 2019, securities and/or cash totaling $10,428,564 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
May 31, 2019
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	1,780	09/2019	USD	225,615,000	3,214,335	—
U.S. Treasury 5-Year Note	695	09/2019	USD	81,570,196	837,526	—
Total					4,051,861	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(20)	09/2019	USD	(3,074,375)	—	(99,275)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	150,000,000	150,000,000	2.50	06/19/2019	787,500	5,551,590
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	250,000,000	250,000,000	2.45	09/13/2019	1,743,750	8,803,075
Total							2,531,250	14,354,665

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(350,000,000)	(350,000,000)	2.25	6/24/2019	(1,085,000)	(5,522,300)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(100,000,000)	(100,000,000)	2.15	8/15/2019	(510,000)	(1,395,610)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(500,000,000)	(500,000,000)	2.25	7/24/2019	(1,125,000)	(5,558,200)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(350,000,000)	(350,000,000)	2.05	8/13/2019	(857,500)	(2,495,010)
3-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(330,000,000)	(330,000,000)	2.35	6/17/2019	(511,500)	(4,262,280)
Total							(4,089,000)	(19,233,400)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	6,500,000	391,950	(3,792)	286,019	—	102,139	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	7,000,000	422,100	(4,084)	384,805	—	33,211	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	6,000,000	361,800	(3,499)	379,884	—	—	(21,583)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	5,000,000	376,940	(2,917)	250,893	—	123,130	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Credit default swap contracts - buy protection (continued)
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	7,000,000	527,716	(4,083)	462,014	—	61,619	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	7,000,000	527,716	(4,083)	352,038	—	171,595	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	6,000,000	361,800	(3,500)	275,148	—	83,152	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	6,000,000	361,800	(3,500)	383,394	—	—	(25,094)
Total							3,331,822	(29,458)	2,774,195	—	574,846	(46,677)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.224	USD	5,000,000	(234,375)	2,916	—	(307,114)	75,655	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2019, the total value of these securities amounted to $840,146,623, which represents 44.17% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2019, the total value of these securities amounted to $7,423,708, which represents 0.39% of total net assets.
(g)	Zero coupon bond.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2019.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at May 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
May 31, 2019
Notes to Portfolio of Investments  (continued)
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	55,502,771	772,901,052	(766,582,713)	61,821,110	(2,690)	(772)	952,439	61,814,927
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	220,830,503	14,847,098	—	235,677,601
Commercial Mortgage-Backed Securities - Agency	—	56,581,306	—	—	56,581,306
Commercial Mortgage-Backed Securities - Non-Agency	—	183,573,133	—	—	183,573,133
Residential Mortgage-Backed Securities - Agency	—	1,397,555,213	—	—	1,397,555,213
Residential Mortgage-Backed Securities - Non-Agency	—	404,219,776	16,872,297	—	421,092,073
Options Purchased Calls	—	14,354,665	—	—	14,354,665
Money Market Funds	—	—	—	61,814,927	61,814,927
Total Investments in Securities	—	2,277,114,596	31,719,395	61,814,927	2,370,648,918
Investments in Derivatives
Asset
Futures Contracts	4,051,861	—	—	—	4,051,861
Swap Contracts	—	650,501	—	—	650,501
Liability
Futures Contracts	(99,275)	—	—	—	(99,275)
Options Contracts Written	—	(19,233,400)	—	—	(19,233,400)
Swap Contracts	—	(46,677)	—	—	(46,677)
Total	3,952,586	2,258,485,020	31,719,395	61,814,927	2,355,971,928
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2019 ($)
Asset-Backed Securities — Non-Agency	15,448,523	49,920	(1,485,000)	(2,252,845)	—	(1,635,000)	4,721,500	—	14,847,098
Commercial Mortgage-Backed Securities — Non-Agency	6,506,500	—	—	—	—	—	—	(6,506,500)	—
Residential Mortgage-Backed Securities — Non-Agency	31,961,973	—	—	312,438	16,559,859	(3,351,883)	—	(28,610,090)	16,872,297
Total	53,916,996	49,920	(1,485,000)	(1,940,407)	16,559,859	(4,986,883)	4,721,500	(35,116,590)	31,719,395
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2019 was $(2,870,407), which is comprised of Asset-Backed Securities - Non-Agency of $(3,182,845) and Residential Mortgage-Backed Securities - Non-Agency of $312,438.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,282,484,670)	$2,294,479,326
Affiliated issuers (cost $61,814,927)	61,814,927
Options purchased (cost $2,531,250)	14,354,665
Cash	68,666
Cash collateral held at broker for:
Options contracts written	7,449,000
Unrealized appreciation on swap contracts	650,501
Upfront payments on swap contracts	2,774,195
Receivable for:
Investments sold	7,085,550
Investments sold on a delayed delivery basis	7,085,823
Capital shares sold	6,344,546
Dividends	104,220
Interest	7,014,216
Variation margin for futures contracts	1,654,688
Expense reimbursement due from Investment Manager	772
Prepaid expenses	819
Total assets	2,410,881,914
Liabilities
Option contracts written, at value (premiums received $4,089,000)	19,233,400
Unrealized depreciation on swap contracts	46,677
Upfront receipts on swap contracts	307,114
Payable for:
Investments purchased	7,529,552
Investments purchased on a delayed delivery basis	473,937,384
Capital shares purchased	2,138,606
Distributions to shareholders	5,217,985
Variation margin for futures contracts	25,625
Management services fees	25,386
Distribution and/or service fees	3,741
Transfer agent fees	171,377
Compensation of board members	144,080
Other expenses	113,105
Total liabilities	508,894,032
Net assets applicable to outstanding capital stock	$1,901,987,882
Represented by
Paid in capital	1,925,151,941
Total distributable earnings (loss) (Note 2)	(23,164,059)
Total - representing net assets applicable to outstanding capital stock	$1,901,987,882
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	21

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$453,820,774
Shares outstanding	82,133,333
Net asset value per share	$5.53
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.70
Advisor Class
Net assets	$90,690,414
Shares outstanding	16,422,697
Net asset value per share	$5.52
Class C
Net assets	$22,792,141
Shares outstanding	4,118,370
Net asset value per share	$5.53
Institutional Class
Net assets	$603,089,463
Shares outstanding	109,227,054
Net asset value per share	$5.52
Institutional 2 Class
Net assets	$37,589,175
Shares outstanding	6,806,799
Net asset value per share	$5.52
Institutional 3 Class
Net assets	$692,551,970
Shares outstanding	125,939,124
Net asset value per share	$5.50
Class R
Net assets	$1,453,945
Shares outstanding	263,396
Net asset value per share	$5.52
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Annual Report 2019

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$5,765,827
Dividends — affiliated issuers	952,439
Interest	65,130,447
Total income	71,848,713
Expenses:
Management services fees	9,061,905
Distribution and/or service fees
Class A	1,145,953
Class C	242,681
Class R	5,362
Class T	315
Transfer agent fees
Class A	771,314
Advisor Class	143,083
Class C	40,831
Institutional Class	903,641
Institutional 2 Class	19,703
Institutional 3 Class	51,956
Class R	1,805
Class T	212
Compensation of board members	44,247
Custodian fees	55,658
Printing and postage fees	91,604
Registration fees	144,330
Audit fees	56,063
Legal fees	23,711
Interest on collateral	41,537
Compensation of chief compliance officer	397
Other	37,776
Total expenses	12,884,084
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(319,248)
Expense reduction	(5,200)
Total net expenses	12,559,636
Net investment income	59,289,077
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(9,311,110)
Investments — affiliated issuers	(2,690)
Futures contracts	11,562,341
Options purchased	(4,186,500)
Options contracts written	(2,876,125)
Swap contracts	(673,809)
Net realized loss	(5,487,893)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	57,915,815
Investments — affiliated issuers	(772)
Futures contracts	3,706,590
Options purchased	11,823,415
Options contracts written	(15,144,400)
Swap contracts	533,435
Net change in unrealized appreciation (depreciation)	58,834,083
Net realized and unrealized gain	53,346,190
Net increase in net assets resulting from operations	$112,635,267
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	23

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$59,289,077	$58,306,122
Net realized loss	(5,487,893)	(7,884,239)
Net change in unrealized appreciation (depreciation)	58,834,083	(44,289,196)
Net increase in net assets resulting from operations	112,635,267	6,132,687
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,231,073)
Advisor Class	(2,306,445)
Class C	(408,780)
Institutional Class	(14,727,707)
Institutional 2 Class	(937,450)
Institutional 3 Class	(20,378,856)
Class R	(24,671)
Class T	(2,577)
Net investment income
Class A		(14,976,215)
Advisor Class		(2,617,271)
Class B		(715)
Class C		(758,454)
Institutional Class		(18,227,707)
Institutional 2 Class		(1,158,252)
Institutional 3 Class		(25,464,498)
Class K		(16,907)
Class R		(21,778)
Class T		(10,169)
Total distributions to shareholders (Note 2)	(50,017,559)	(63,251,966)
Decrease in net assets from capital stock activity	(105,974,940)	(114,948,292)
Total decrease in net assets	(43,357,232)	(172,067,571)
Net assets at beginning of year	1,945,345,114	2,117,412,685
Net assets at end of year	$1,901,987,882	$1,945,345,114
Undistributed (excess of distributions over) net investment income	$8,100,507	$(2,145,174)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	11,970,932	64,242,270	15,276,014	82,589,779
Distributions reinvested	1,471,294	7,916,664	2,028,783	10,957,776
Redemptions	(23,955,366)	(127,921,903)	(26,733,706)	(144,169,830)
Net decrease	(10,513,140)	(55,762,969)	(9,428,909)	(50,622,275)
Advisor Class
Subscriptions	6,934,542	37,226,888	6,756,009	36,451,754
Distributions reinvested	287,982	1,548,840	345,841	1,864,444
Redemptions	(6,861,203)	(36,641,228)	(5,724,430)	(30,785,797)
Net increase	361,321	2,134,500	1,377,420	7,530,401
Class B
Subscriptions	—	—	3	19
Distributions reinvested	—	—	77	421
Redemptions	—	—	(62,838)	(341,852)
Net decrease	—	—	(62,758)	(341,412)
Class C
Subscriptions	555,406	2,994,174	718,210	3,886,951
Distributions reinvested	70,923	382,433	131,149	709,364
Redemptions	(2,090,248)	(11,172,441)	(3,516,185)	(19,049,118)
Net decrease	(1,463,919)	(7,795,834)	(2,666,826)	(14,452,803)
Institutional Class
Subscriptions	46,831,622	250,777,561	30,328,904	164,062,616
Distributions reinvested	1,949,794	10,496,985	2,200,199	11,865,082
Redemptions	(39,834,104)	(212,981,235)	(45,202,401)	(243,562,007)
Net increase (decrease)	8,947,312	48,293,311	(12,673,298)	(67,634,309)
Institutional 2 Class
Subscriptions	3,962,690	21,217,275	4,599,102	24,968,932
Distributions reinvested	174,084	937,101	214,997	1,158,037
Redemptions	(3,738,737)	(19,969,399)	(3,108,600)	(16,604,302)
Net increase	398,037	2,184,977	1,705,499	9,522,667
Institutional 3 Class
Subscriptions	29,217,804	156,038,543	18,568,986	100,096,625
Distributions reinvested	3,791,818	20,297,507	4,742,690	25,464,122
Redemptions	(51,061,851)	(271,798,342)	(23,030,651)	(123,200,612)
Net increase (decrease)	(18,052,229)	(95,462,292)	281,025	2,360,135
Class K
Subscriptions	—	—	12,014	64,756
Distributions reinvested	—	—	2,996	16,182
Redemptions	—	—	(146,774)	(778,876)
Net decrease	—	—	(131,764)	(697,938)
Class R
Subscriptions	193,955	1,040,207	54,864	294,188
Distributions reinvested	4,534	24,452	3,891	21,003
Redemptions	(72,870)	(392,144)	(100,637)	(543,451)
Net increase (decrease)	125,619	672,515	(41,882)	(228,260)
Class T
Subscriptions	15	116	7	38
Distributions reinvested	421	2,239	1,823	9,888
Redemptions	(45,229)	(241,503)	(72,464)	(394,424)
Net decrease	(44,793)	(239,148)	(70,634)	(384,498)
Total net decrease	(20,241,792)	(105,974,940)	(21,712,127)	(114,948,292)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$5.34	0.16	0.16	0.32	(0.13)	—	(0.13)
Year Ended 5/31/2018	$5.48	0.14	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended 5/31/2017	$5.48	0.13	0.01	0.14	(0.11)	(0.03)	(0.14)
Year Ended 5/31/2016	$5.55	0.13	(0.05)	0.08	(0.13)	(0.02)	(0.15)
Year Ended 5/31/2015	$5.48	0.13	0.08	0.21	(0.14)	—	(0.14)
Advisor Class
Year Ended 5/31/2019	$5.34	0.17	0.16	0.33	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.15	(0.12)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
Class C
Year Ended 5/31/2019	$5.35	0.12	0.15	0.27	(0.09)	—	(0.09)
Year Ended 5/31/2018	$5.49	0.10	(0.13)	(0.03)	(0.11)	—	(0.11)
Year Ended 5/31/2017	$5.49	0.09	0.01	0.10	(0.07)	(0.03)	(0.10)
Year Ended 5/31/2016	$5.56	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)
Year Ended 5/31/2015	$5.49	0.09	0.08	0.17	(0.10)	—	(0.10)
Institutional Class
Year Ended 5/31/2019	$5.33	0.17	0.17	0.34	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.15	(0.13)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.14	0.08	0.22	(0.15)	—	(0.15)
Institutional 2 Class
Year Ended 5/31/2019	$5.34	0.18	0.15	0.33	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.48	0.16	(0.13)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.48	0.15	0.01	0.16	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.55	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
Institutional 3 Class
Year Ended 5/31/2019	$5.31	0.18	0.16	0.34	(0.15)	—	(0.15)
Year Ended 5/31/2018	$5.46	0.16	(0.14)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.45	0.17	0.00 (f)	0.17	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.52	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015(g)	$5.44	0.10	0.08	0.18	(0.10)	—	(0.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$5.53	6.12%	0.93% (c)	0.92% (c),(d)	2.96%	302%	$453,821
Year Ended 5/31/2018	$5.34	0.22%	0.93%	0.91% (d)	2.58%	311%	$494,616
Year Ended 5/31/2017	$5.48	2.56%	0.91% (e)	0.88% (d),(e)	2.32%	338%	$559,807
Year Ended 5/31/2016	$5.48	1.45%	0.97%	0.89% (d)	2.39%	328%	$670,575
Year Ended 5/31/2015	$5.55	3.80%	0.97%	0.87% (d)	2.34%	358%	$575,613
Advisor Class
Year Ended 5/31/2019	$5.52	6.21%	0.68% (c)	0.67% (c),(d)	3.22%	302%	$90,690
Year Ended 5/31/2018	$5.34	0.48%	0.67%	0.67% (d)	2.83%	311%	$85,695
Year Ended 5/31/2017	$5.48	3.01%	0.66% (e)	0.63% (d),(e)	2.64%	338%	$80,482
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.65% (d)	2.64%	328%	$51,857
Year Ended 5/31/2015	$5.55	4.07%	0.72%	0.63% (d)	2.67%	358%	$21,401
Class C
Year Ended 5/31/2019	$5.53	5.14%	1.68% (c)	1.67% (c),(d)	2.20%	302%	$22,792
Year Ended 5/31/2018	$5.35	(0.53%)	1.67%	1.66% (d)	1.84%	311%	$29,850
Year Ended 5/31/2017	$5.49	1.80%	1.66% (e)	1.63% (d),(e)	1.58%	338%	$45,314
Year Ended 5/31/2016	$5.49	0.68%	1.72%	1.64% (d)	1.63%	328%	$47,429
Year Ended 5/31/2015	$5.56	3.04%	1.71%	1.62% (d)	1.58%	358%	$36,855
Institutional Class
Year Ended 5/31/2019	$5.52	6.41%	0.68% (c)	0.67% (c),(d)	3.23%	302%	$603,089
Year Ended 5/31/2018	$5.33	0.29%	0.67%	0.66% (d)	2.83%	311%	$534,970
Year Ended 5/31/2017	$5.48	3.01%	0.66% (e)	0.63% (d),(e)	2.60%	338%	$619,001
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.64% (d)	2.63%	328%	$545,140
Year Ended 5/31/2015	$5.55	4.07%	0.71%	0.62% (d)	2.58%	358%	$447,990
Institutional 2 Class
Year Ended 5/31/2019	$5.52	6.32%	0.58% (c)	0.56% (c)	3.34%	302%	$37,589
Year Ended 5/31/2018	$5.34	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$5.48	2.90%	0.55% (e)	0.54% (e)	2.70%	338%	$25,782
Year Ended 5/31/2016	$5.48	1.82%	0.57%	0.54%	2.74%	328%	$22,770
Year Ended 5/31/2015	$5.55	4.15%	0.57%	0.54%	2.71%	358%	$11,921
Institutional 3 Class
Year Ended 5/31/2019	$5.50	6.58%	0.52% (c)	0.51% (c)	3.37%	302%	$692,552
Year Ended 5/31/2018	$5.31	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$5.46	3.16%	0.51% (e)	0.51% (e)	3.13%	338%	$784,343
Year Ended 5/31/2016	$5.45	1.84%	0.52%	0.49%	2.75%	328%	$48,156
Year Ended 5/31/2015(g)	$5.52	3.41%	0.52% (h)	0.50% (h)	2.81% (h)	358%	$1,228
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2019	$5.33	0.15	0.16	0.31	(0.12)	—	(0.12)
Year Ended 5/31/2018	$5.48	0.13	(0.14)	(0.01)	(0.14)	—	(0.14)
Year Ended 5/31/2017	$5.47	0.14	(0.01) (i)	0.13	(0.09)	(0.03)	(0.12)
Year Ended 5/31/2016(j)	$5.43	0.03	0.03 (i)	0.06	(0.02)	—	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%

(f)	Rounds to zero.
(g)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Quality Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2019	$5.52	5.87%	1.19% (c)	1.17% (c),(d)	2.76%	302%	$1,454
Year Ended 5/31/2018	$5.33	(0.21%)	1.17%	1.16% (d)	2.34%	311%	$735
Year Ended 5/31/2017	$5.48	2.50%	1.17% (e)	1.14% (d),(e)	2.58%	338%	$984
Year Ended 5/31/2016(j)	$5.47	1.20%	1.20% (h)	1.15% (h)	1.95% (h)	328%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2019	29

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
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Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Quality Income Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
May 31, 2019
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the
32	Columbia Quality Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
Columbia Quality Income Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
May 31, 2019
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a
34	Columbia Quality Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	650,501*
Credit risk	Upfront payments on swap contracts	2,774,195
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,051,861*
Interest rate risk	Investments, at value — Options purchased	14,354,665
Total		21,831,222

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	46,677*
Credit risk	Upfront receipts on swap contracts	307,114
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	99,275*
Interest rate risk	Options contracts written, at value	19,233,400
Total		19,686,466

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Quality Income Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
May 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(673,809)	(673,809)
Interest rate risk	11,562,341	(2,876,125)	(4,186,500)	—	4,499,716
Total	11,562,341	(2,876,125)	(4,186,500)	(673,809)	3,825,907

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	533,435	533,435
Interest rate risk	3,706,590	(15,144,400)	11,823,415	—	385,605
Total	3,706,590	(15,144,400)	11,823,415	533,435	919,040
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	284,077,810
Futures contracts — short	297,886,258
Credit default swap contracts — buy protection	38,940,000
Credit default swap contracts — sell protection	10,595,000

Derivative instrument	Average value ($)*
Options contracts — purchased	4,118,305
Options contracts — written	(5,798,433)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
36	Columbia Quality Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Quality Income Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
May 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2019:
	Citi ($) (a)	Citi ($) (a)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	-	5,551,590	-	8,803,075	14,354,665
OTC credit default swap contracts (b)	2,062,131	-	523,633	716,600	3,302,364
Total assets	2,062,131	5,551,590	523,633	9,519,675	17,657,029
Liabilities
Options contracts written	-	17,837,790	-	1,395,610	19,233,400
OTC credit default swap contracts (b)	-	-	-	231,459	231,459
Total liabilities	-	17,837,790	-	1,627,069	19,464,859
Total financial and derivative net assets	2,062,131	(12,286,200)	523,633	7,892,606	(1,807,830)
Total collateral received (pledged) (c)	1,884,000	(7,449,000)	340,000	6,397,000	1,172,000
Net amount (d)	178,131	(4,837,200)	183,633	1,495,606	(2,979,830)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
38	Columbia Quality Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Columbia Quality Income Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
May 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
40	Columbia Quality Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class C	0.17
Institutional Class	0.17
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.17
Class T	0.09 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $5,200.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $287,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	97,364
Class C	1,123
Columbia Quality Income Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
May 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	0.91%	0.93%
Advisor Class	0.66	0.68
Class C	1.66	1.68
Institutional Class	0.66	0.68
Institutional 2 Class	0.55	0.57
Institutional 3 Class	0.50	0.52
Class R	1.16	1.18
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
974,163	(974,163)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
42	Columbia Quality Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
50,017,559	—	50,017,559	63,251,966	—	63,251,966
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,224,942	—	(32,192,326)	8,163,909
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,347,808,019	38,918,377	(30,754,468)	8,163,909
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	32,192,326	32,192,326	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,018,530,978 and $7,241,724,767, respectively, for the year ended May 31, 2019, of which $6,447,094,667 and $6,866,505,046, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Quality Income Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
May 31, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
44	Columbia Quality Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2019, one unaffiliated shareholder of record owned 15.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 48.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Quality Income Fund | Annual Report 2019	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Quality Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Quality Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Columbia Quality Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Quality Income Fund | Annual Report 2019	47

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
48	Columbia Quality Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Quality Income Fund | Annual Report 2019	49

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
50	Columbia Quality Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Quality Income Fund | Annual Report 2019	51

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
52	Columbia Quality Income Fund | Annual Report 2019

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN236_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Seligman Communications and Information Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Seligman Communications and Information Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Seligman Communications and Information Fund (the Fund) seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	-1.50	15.90	15.63
	Including sales charges		-7.16	14.54	14.95
Advisor Class*		08/03/09	-1.26	16.19	15.77
Class C	Excluding sales charges	05/27/99	-2.23	15.03	14.77
	Including sales charges		-3.06	15.03	14.77
Institutional Class*		09/27/10	-1.25	16.19	15.90
Institutional 2 Class		11/30/01	-1.20	16.29	16.04
Institutional 3 Class*		03/01/17	-1.14	16.08	15.73
Class R		04/30/03	-1.75	15.61	15.33
S&P North American Technology Sector Index			5.12	18.10	18.62
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Seligman Communications and Information Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
Lam Research Corp.	7.3
Broadcom, Inc.	5.5
Synopsys, Inc.	4.8
Visa, Inc., Class A	4.2
Marvell Technology Group Ltd.	4.1
Alphabet, Inc., Class A	4.1
Alphabet, Inc., Class C	4.1
Apple, Inc.	3.9
Nuance Communications, Inc.	3.4
Teradyne, Inc.	3.4
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	99.0
Money Market Funds	0.9
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	11.6
Consumer Discretionary	2.2
Financials	0.1
Information Technology	86.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at May 31, 2019)
Information Technology
Application Software	13.1
Communications Equipment	2.9
Data Processing & Outsourced Services	8.4
Electronic Manufacturing Services	0.1
Internet Services & Infrastructure	1.1
IT Consulting & Other Services	1.5
Semiconductor Equipment	14.6
Semiconductors	23.2
Systems Software	9.6
Technology Hardware, Storage & Peripherals	11.6
Total	86.1
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Communications and Information Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned -1.50% excluding sales charges. The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which gained 5.12% for the same time period. Stock selection in IT services, software and technology hardware weighed on Fund returns. A significant overweight in semiconductors further detracted from relative results.
Volatility plagued equity markets on a host of concerns
Optimism prevailed early in the 12-month period that ended May 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of U.S. economic growth averaged approximately 3.2% (annualized), as the labor markets added 196,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019.
Financial markets responded positively to this economic backdrop early in the period. However, volatility returned to the markets as a host of concerns weighed on investors: fears of continued rate hikes by the Federal Reserve (the Fed), concerns surrounding trade policy between the United States and China and other major trading partners, continued gridlock in Washington surrounding the debt ceiling and questions about the strength of corporate earnings. Stocks and other riskier assets fell sharply in the fourth quarter of 2018. After the Fed avowed patience in managing short term interest rates and a renewed optimism regarding a positive resolution to the U.S.-China trade dispute, investors ventured back into the markets early in 2019. However, trade talks broke down in May and tariffs on Chinese goods went into effect, driving a substantial market sell-off in the last month of the period.
For the 12-month period, bonds generally outperformed equities. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 6.40%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 3.78%.
Contributors and detractors
Stock selection and an underweight in the communication services sector aided relative results. The Fund did well to have no exposure to streaming video service Netflix or to video gaming services companies Electronic Arts and Activision Blizzard, all of which were down substantially for the period. As market volatility increased, investors questioned Netflix’s path to profitability, given the company’s high levels of negative free cash flow on increased spending on content. Activision and Electronic Arts faced slowing user adoption of newly released video games and weakness in their established product line-ups. An underweight in Facebook also benefited relative returns as the company lost a record $119bn in value in one day on a third quarter 2018 earnings report that missed revenue expectations and reduced forward guidance. Investors were concerned about slowing user growth metrics in key markets and the impact on future ad revenue as users acquire more power to keep their data private.
Although the Fund’s overweight in the semiconductor industry detracted from absolute and relative returns on concerns over tariffs and the industry’s cyclicality, security selection helped offset some of the negative impact. The Fund had no exposure to graphic chip company Nvidia, which aided results. Nvidia missed earnings estimates, partly because of the overall weakness in the video gaming industry. Positions in semiconductor chip companies Broadcom and Lattice Semiconductor also aided returns as they are exposed to many growing technology trends, including 5G, wireless infrastructure and storage. The Fund also benefited from the acquisitions of semiconductor company Integrated Device Technology and cable network vendor ARRIS.
An underweight in payment processing names within IT services was the single biggest detractor from relative returns during the period. Although the Fund had some exposure to payment processors, it had no exposure to Mastercard, WorldPay and PayPal. All three outperformed as the trend toward electronic payments continued to claim market share from cash and checks worldwide as the convenience and efficiency of computing drives down the cost of processing monetary transactions. Also within IT services, shares of technology consultant DXC Technologies sold off after the company reported a larger-than-expected revenue miss. Positions in memory stocks Micron and Western Digital detracted from results as investors grew concerned about a dour pricing environment for NAND and DRAM during the period. Memory stocks also were viewed as highly exposed to threatened tariffs. Similarly, positions in semiconductor capital equipment stocks Lam Research and Applied Materials suffered on investor fears concerning the demand environment and tariffs.
Columbia Seligman Communications and Information Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
An underweight in Microsoft and an overweight position in Tivo in the software industry detracted from relative returns. Microsoft reported continued solid growth in its cloud services business. The overhang of ongoing patent infringement litigation continued to weigh on Tivo shares during the period.
At period’s end
The U.S. stock market recovered strongly from its fourth quarter 2018 funk, and economic indicators strengthened in tandem. Global technology demand remained strong, and the technology sector has been buoyed by significant new product catalysts such as 5G wireless infrastructure equipment and continued electric vehicle launches. In electronics, supply chains have stabilized, and many semiconductor companies have voiced optimism over a recovery in demand after a seasonally slow first quarter 2019. While memory chip prices have remained under pressure, price declines have slowed, and leading producers have slashed capital equipment spending and factory utilization to hasten the process of balancing supply and demand. Against that backdrop, we remain optimistic about the technology sector’s prospects over the long term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Communications and Information Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.90	1,018.70	6.43	6.29	1.25
Advisor Class	1,000.00	1,000.00	1,063.30	1,019.95	5.14	5.04	1.00
Class C	1,000.00	1,000.00	1,058.00	1,014.96	10.26	10.05	2.00
Institutional Class	1,000.00	1,000.00	1,063.10	1,019.95	5.14	5.04	1.00
Institutional 2 Class	1,000.00	1,000.00	1,063.50	1,020.19	4.89	4.78	0.95
Institutional 3 Class	1,000.00	1,000.00	1,063.80	1,020.44	4.63	4.53	0.90
Class R	1,000.00	1,000.00	1,060.60	1,017.45	7.71	7.54	1.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Communications and Information Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 11.5%
Integrated Telecommunication Services 0.2%
Ooma, Inc.(a),(b)	917,194	10,593,591
Total Integrated Telecommunication Services		10,593,591
Interactive Home Entertainment 1.7%
Activision Blizzard, Inc.	1,937,283	84,019,964
Sciplay Corp., Class A(b)	635,133	10,162,128
Total Interactive Home Entertainment		94,182,092
Interactive Media & Services 8.3%
Alphabet, Inc., Class A(b)	201,500	222,959,750
Alphabet, Inc., Class C(b)	201,851	222,768,819
Tencent Holdings Ltd., ADR	370,200	15,465,105
Total Interactive Media & Services		461,193,674
Movies & Entertainment 1.3%
Walt Disney Co. (The)	552,200	72,912,488
Total Movies & Entertainment		72,912,488
Total Communication Services		638,881,845
Consumer Discretionary 2.1%
Internet & Direct Marketing Retail 2.1%
Booking Holdings, Inc.(b)	36,300	60,120,786
eBay, Inc.	1,626,800	58,450,924
Total Internet & Direct Marketing Retail		118,571,710
Total Consumer Discretionary		118,571,710
Information Technology 85.1%
Application Software 13.0%
Cornerstone OnDemand, Inc.(b)	649,800	34,588,854
LogMeIn, Inc.	1,037,748	74,541,439
Nuance Communications, Inc.(b)	10,798,953	185,418,023
Salesforce.com, Inc.(b)	646,651	97,909,428
Splunk, Inc.(b)	211,763	24,138,864
Synopsys, Inc.(b)	2,252,733	262,308,231
Verint Systems, Inc.(b)	753,300	42,749,775
Total Application Software		721,654,614
Common Stocks (continued)
Issuer	Shares	Value ($)
Communications Equipment 2.8%
Arista Networks, Inc.(b)	315,800	77,241,522
Cisco Systems, Inc.	632,900	32,929,787
CommScope Holding Co., Inc.(b)	955,700	15,434,555
Lumentum Holdings, Inc.(b)	506,600	20,502,102
Nokia OYJ, ADR	2,243,400	11,329,170
Total Communications Equipment		157,437,136
Data Processing & Outsourced Services 8.3%
Euronet Worldwide, Inc.(b)	259,990	40,308,850
Fidelity National Information Services, Inc.	785,900	94,543,770
Pagseguro Digital Ltd., Class A(b)	2,112,127	67,630,306
Total System Services, Inc.	262,300	32,401,919
Visa, Inc., Class A	1,412,400	227,862,492
Total Data Processing & Outsourced Services		462,747,337
Electronic Manufacturing Services 0.2%
Jabil, Inc.	330,100	8,117,159
Total Electronic Manufacturing Services		8,117,159
Internet Services & Infrastructure 1.1%
GoDaddy, Inc., Class A(b)	508,737	37,850,033
Twilio, Inc., Class A(b)	155,141	20,477,060
Total Internet Services & Infrastructure		58,327,093
IT Consulting & Other Services 1.5%
DXC Technology Co.	1,763,775	83,849,863
Total IT Consulting & Other Services		83,849,863
Semiconductor Equipment 14.4%
Advanced Energy Industries, Inc.(b)	900,200	45,163,034
Applied Materials, Inc.	3,918,200	151,595,158
Lam Research Corp.	2,293,690	400,501,211
MKS Instruments, Inc.	71,200	5,087,952
Teradyne, Inc.	4,390,614	185,020,474
Xperi Corp.	537,700	11,297,077
Total Semiconductor Equipment		798,664,906
Semiconductors 22.9%
Broadcom, Inc.(c)	1,196,501	301,087,512
Cypress Semiconductor Corp.	3,743,481	66,708,831
Inphi Corp.(a),(b)	1,683,474	73,870,839
Lattice Semiconductor Corp.(a),(b)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Marvell Technology Group Ltd.(c)	10,177,666	226,961,952
Maxim Integrated Products, Inc.	1,046,293	55,024,549
Micron Technology, Inc.(b)	5,462,325	178,126,418
NXP Semiconductors NV	1,045,500	92,171,280
ON Semiconductor Corp.(b)	7,084,188	125,815,179
Qorvo, Inc.(b)	1,171,198	71,653,894
SMART Global Holdings, Inc.(b)	205,923	3,506,869
Synaptics, Inc.(a),(b)	2,899,448	76,690,399
Total Semiconductors		1,271,617,722
Systems Software 9.5%
Carbon Black, Inc.(b)	398,256	5,993,753
Fortinet, Inc.(b)	1,089,602	78,974,353
Microsoft Corp.	1,273,400	157,494,112
Oracle Corp.	2,712,900	137,272,740
Palo Alto Networks, Inc.(b)	325,300	65,105,542
SailPoint Technologies Holding, Inc.(b)	1,239,190	21,772,568
Symantec Corp.	1,045,200	19,576,596
TiVo Corp.	5,677,100	40,875,120
Total Systems Software		527,064,784
Technology Hardware, Storage & Peripherals 11.4%
Apple, Inc.	1,226,400	214,705,848
Electronics for Imaging, Inc.(a),(b)	3,490,185	127,915,280
NetApp, Inc.	2,212,000	130,950,400
Western Digital Corp.	2,638,700	98,212,414
Common Stocks (continued)
Issuer	Shares	Value ($)
Xerox Corp.	2,046,816	62,653,038
Total Technology Hardware, Storage & Peripherals		634,436,980
Total Information Technology		4,723,917,594
Total Common Stocks (Cost: $3,866,499,475)		5,481,371,149

Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Financials 0.1%
Consumer Finance 0.1%
CommonBond, Inc.(d),(e)	1.000%	2,159,244	7,147,097
Total Financials			7,147,097
Total Preferred Stocks (Cost: $10,000,000)			7,147,097

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(a),(f)	46,382,056	46,377,418
Total Money Market Funds (Cost: $46,377,418)		46,377,418
Total Investments in Securities (Cost $3,922,876,893)		5,534,895,664
Other Assets & Liabilities, Net		18,036,107
Net Assets		$5,552,931,771

At May 31, 2019, securities and/or cash totaling $116,984,816 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Broadcom, Inc.	Deutsche Bank	USD	(47,031,516)	(1,869)	320.00	6/21/2019	(978,330)	(32,708)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(2,033,760)	(912)	32.00	1/17/2020	(72,727)	(23,256)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(2,542,200)	(1,140)	31.00	1/17/2020	(110,259)	(38,190)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(19,307,340)	(8,658)	35.00	1/15/2021	(882,761)	(783,549)
Total							(2,044,077)	(877,703)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(20,107,910)	(9,017)	15.00	01/17/2020	(965,921)	(311,086)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(39,749,750)	(17,825)	17.00	01/15/2021	(2,441,282)	(2,852,000)
Total							(3,407,203)	(3,163,086)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	6,827,205	1,221,341,717	(1,181,786,866)	46,382,056	(21,980)	(683)	2,072,881	46,377,418
Electronics for Imaging, Inc.
	3,545,935	—	(55,750)	3,490,185	(301,825)	11,327,906	—	127,915,280
Inphi Corp. †
	2,605,774	—	(922,300)	1,683,474	(1,235,069)	17,052,142	—	—
Lattice Semiconductor Corp. †
	13,730,177	—	(13,730,177)	—	46,308,291	8,842,256	—	—
Ooma, Inc. †
	1,029,168	—	(111,974)	917,194	741,871	(3,835,221)	—	—
Synaptics, Inc.
	3,252,298	194,400	(547,250)	2,899,448	(2,539,243)	(38,464,630)	—	76,690,399
Total					42,952,045	(5,078,230)	2,072,881	250,983,097

†	Issuer was not an affiliate at the end of period.

(b)	Non-income producing investment.
(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2019, the total value of these securities amounted to $7,147,097, which represents 0.13% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	623,416,740	15,465,105	—	—	638,881,845
Consumer Discretionary	118,571,710	—	—	—	118,571,710
Information Technology	4,723,917,594	—	—	—	4,723,917,594
Total Common Stocks	5,465,906,044	15,465,105	—	—	5,481,371,149
Preferred Stocks
Financials	—	—	7,147,097	—	7,147,097
Money Market Funds	—	—	—	46,377,418	46,377,418
Total Investments in Securities	5,465,906,044	15,465,105	7,147,097	46,377,418	5,534,895,664
Investments in Derivatives
Liability
Options Contracts Written	(4,040,789)	—	—	—	(4,040,789)
Total	5,461,865,255	15,465,105	7,147,097	46,377,418	5,530,854,875
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain preferred stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, purchase price of the security, discount rates observed in the market for similar assets as well as estimated future cash flows. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,647,242,947)	$5,283,912,567
Affiliated issuers (cost $275,633,946)	250,983,097
Cash collateral held at broker for:
Options contracts written	46,070,000
Receivable for:
Investments sold	5,471,727
Capital shares sold	2,367,557
Dividends	3,342,001
Prepaid expenses	2,171
Total assets	5,592,149,120
Liabilities
Option contracts written, at value (premiums received $5,451,280)	4,040,789
Payable for:
Investments purchased	30,446,099
Capital shares purchased	3,646,694
Management services fees	134,876
Distribution and/or service fees	36,655
Transfer agent fees	542,975
Compensation of board members	205,609
Other expenses	163,652
Total liabilities	39,217,349
Net assets applicable to outstanding capital stock	$5,552,931,771
Represented by
Paid in capital	3,481,177,750
Total distributable earnings (loss) (Note 2)	2,071,754,021
Total - representing net assets applicable to outstanding capital stock	$5,552,931,771
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2019	13

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$3,759,213,834
Shares outstanding	55,674,496
Net asset value per share	$67.52
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$71.64
Advisor Class
Net assets	$143,228,108
Shares outstanding	2,190,654
Net asset value per share	$65.38
Class C
Net assets	$344,977,297
Shares outstanding	7,844,274
Net asset value per share	$43.98
Institutional Class
Net assets	$1,030,164,630
Shares outstanding	13,853,507
Net asset value per share	$74.36
Institutional 2 Class
Net assets	$178,416,720
Shares outstanding	2,387,527
Net asset value per share	$74.73
Institutional 3 Class
Net assets	$32,057,681
Shares outstanding	432,707
Net asset value per share	$74.09
Class R
Net assets	$64,873,501
Shares outstanding	1,017,134
Net asset value per share	$63.78
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Annual Report 2019

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$69,205,022
Dividends — affiliated issuers	2,072,881
Interfund lending	178
Foreign taxes withheld	(28,230)
Total income	71,249,851
Expenses:
Management services fees	51,499,137
Distribution and/or service fees
Class A	9,762,278
Class C	4,620,212
Class R	348,602
Class T	20
Transfer agent fees
Class A	4,234,290
Advisor Class	159,781
Class C	499,248
Institutional Class	1,232,872
Institutional 2 Class	104,391
Institutional 3 Class	2,372
Class R	75,554
Class T	9
Compensation of board members	101,143
Custodian fees	49,813
Printing and postage fees	310,091
Registration fees	179,604
Audit fees	37,950
Legal fees	59,685
Interest on interfund lending	39,168
Compensation of chief compliance officer	1,260
Other	237,159
Total expenses	73,554,639
Expense reduction	(7,060)
Total net expenses	73,547,579
Net investment loss	(2,297,728)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	595,865,280
Investments — affiliated issuers	42,952,045
Foreign currency translations	(48,000)
Options contracts written	1,476,253
Net realized gain	640,245,578
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(761,068,332)
Investments — affiliated issuers	(5,078,230)
Options contracts written	1,410,491
Net change in unrealized appreciation (depreciation)	(764,736,071)
Net realized and unrealized loss	(124,490,493)
Net decrease in net assets resulting from operations	$(126,788,221)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment loss	$(2,297,728)	$(26,817,989)
Net realized gain	640,245,578	689,033,082
Net change in unrealized appreciation (depreciation)	(764,736,071)	262,802,938
Net increase (decrease) in net assets resulting from operations	(126,788,221)	925,018,031
Distributions to shareholders
Net investment income and net realized gains
Class A	(379,598,242)
Advisor Class	(14,436,601)
Class C	(54,851,611)
Institutional Class	(102,191,939)
Institutional 2 Class	(15,674,603)
Institutional 3 Class	(2,437,793)
Class R	(6,860,369)
Class T	(1,215)
Net realized gains
Class A		(365,860,045)
Advisor Class		(13,821,594)
Class C		(120,677,768)
Institutional Class		(101,523,732)
Institutional 2 Class		(14,758,166)
Institutional 3 Class		(827,028)
Class K		(2,412)
Class R		(7,522,714)
Class T		(292)
Total distributions to shareholders (Note 2)	(576,052,373)	(624,993,751)
Increase (decrease) in net assets from capital stock activity	(97,762,101)	527,399,143
Total increase (decrease) in net assets	(800,602,695)	827,423,423
Net assets at beginning of year	6,353,534,466	5,526,111,043
Net assets at end of year	$5,552,931,771	$6,353,534,466
Excess of distributions over net investment income	$(201,893)	$(194,101)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,186,048	687,437,708	4,366,783	325,461,173
Distributions reinvested	5,745,352	344,778,588	4,583,410	326,888,759
Redemptions	(8,337,297)	(585,941,907)	(7,372,059)	(549,470,667)
Net increase	6,594,103	446,274,389	1,578,134	102,879,265
Advisor Class
Subscriptions	657,377	44,560,420	1,269,215	92,543,662
Distributions reinvested	210,594	12,222,892	161,478	11,162,986
Redemptions	(746,474)	(51,442,731)	(522,024)	(37,568,263)
Net increase	121,497	5,340,581	908,669	66,138,385
Class B
Subscriptions	—	—	319	16,382
Redemptions	—	—	(149,209)	(7,842,331)
Net decrease	—	—	(148,890)	(7,825,949)
Class C
Subscriptions	908,081	42,969,141	1,604,994	84,239,838
Distributions reinvested	1,280,699	50,241,828	2,322,978	114,708,643
Redemptions	(12,417,758)	(637,183,057)	(2,811,059)	(147,372,035)
Net increase (decrease)	(10,228,978)	(543,972,088)	1,116,913	51,576,446
Institutional Class
Subscriptions	3,323,276	262,536,809	4,499,156	363,307,401
Distributions reinvested	1,291,079	85,224,118	1,049,691	81,424,508
Redemptions	(5,179,484)	(388,359,209)	(2,334,193)	(189,214,373)
Net increase (decrease)	(565,129)	(40,598,282)	3,214,654	255,517,536
Institutional 2 Class
Subscriptions	778,135	61,825,185	860,948	70,547,271
Distributions reinvested	230,220	15,268,176	184,050	14,333,846
Redemptions	(689,286)	(53,928,767)	(564,142)	(46,089,732)
Net increase	319,069	23,164,594	480,856	38,791,385
Institutional 3 Class
Subscriptions	214,478	16,927,608	276,844	22,908,594
Distributions reinvested	36,910	2,426,111	10,631	821,050
Redemptions	(59,485)	(4,592,578)	(49,505)	(3,926,688)
Net increase	191,903	14,761,141	237,970	19,802,956
Class K
Subscriptions	—	—	53	4,243
Distributions reinvested	—	—	26	1,980
Redemptions	—	—	(395)	(33,707)
Net decrease	—	—	(316)	(27,484)
Class R
Subscriptions	221,306	14,963,546	317,733	22,651,104
Distributions reinvested	106,029	6,017,120	94,996	6,455,006
Redemptions	(350,743)	(23,698,174)	(401,157)	(28,573,782)
Net increase (decrease)	(23,408)	(2,717,508)	11,572	532,328
Class T
Subscriptions	—	—	192	14,275
Distributions reinvested	16	948	—	—
Redemptions	(245)	(15,876)	—	—
Net increase (decrease)	(229)	(14,928)	192	14,275
Total net increase (decrease)	(3,591,172)	(97,762,101)	7,399,754	527,399,143
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)	(4.80)
Year Ended 5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)	(5.93)
Year Ended 5/31/2015	$54.27	(0.33)	16.09	15.76	(7.08)	(7.08)
Advisor Class
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)	(4.94)
Year Ended 5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)	(6.07)
Year Ended 5/31/2015	$53.23	(0.18)	15.75	15.57	(7.28)	(7.28)
Class C
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)	(4.40)
Year Ended 5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)	(5.51)
Year Ended 5/31/2015	$42.68	(0.59)	12.45	11.86	(6.49)	(6.49)
Institutional Class
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)	(4.94)
Year Ended 5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)	(6.07)
Year Ended 5/31/2015	$57.47	(0.19)	17.09	16.90	(7.28)	(7.28)
Institutional 2 Class
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)	(5.00)
Year Ended 5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)	(6.14)
Year Ended 5/31/2015	$57.65	(0.11)	17.15	17.04	(7.38)	(7.38)
Institutional 3 Class
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00) (f)	12.90	12.90	(8.12)	(8.12)
Year Ended 5/31/2017(g)	$71.02	(0.02)	7.48	7.46	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Communications and Information Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$67.52	(1.50%)	1.25% (c)	1.24% (c),(d)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24% (d)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29% (d)	(0.43%)	54%	$3,465,647
Year Ended 5/31/2016	$55.64	(2.15%)	1.35% (e)	1.35% (d),(e)	(0.48%)	48%	$2,668,756
Year Ended 5/31/2015	$62.95	31.04%	1.35%	1.35% (d)	(0.57%)	61%	$2,980,017
Advisor Class
Year Ended 5/31/2019	$65.38	(1.26%)	0.99% (c)	0.99% (c),(d)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99% (d)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03% (d)	(0.17%)	54%	$82,405
Year Ended 5/31/2016	$54.25	(1.91%)	1.10% (e)	1.10% (d),(e)	(0.23%)	48%	$26,328
Year Ended 5/31/2015	$61.52	31.35%	1.11%	1.11% (d)	(0.31%)	61%	$22,487
Class C
Year Ended 5/31/2019	$43.98	(2.23%)	1.99% (c)	1.99% (c),(d)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99% (d)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04% (d)	(1.18%)	54%	$890,068
Year Ended 5/31/2016	$41.15	(2.88%)	2.10% (e)	2.10% (d),(e)	(1.23%)	48%	$747,911
Year Ended 5/31/2015	$48.05	30.05%	2.10%	2.10% (d)	(1.31%)	61%	$815,273
Institutional Class
Year Ended 5/31/2019	$74.36	(1.25%)	0.99% (c)	0.99% (c),(d)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99% (d)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04% (d)	(0.19%)	54%	$882,557
Year Ended 5/31/2016	$59.72	(1.89%)	1.10% (e)	1.10% (d),(e)	(0.23%)	48%	$347,029
Year Ended 5/31/2015	$67.09	31.36%	1.10%	1.10% (d)	(0.31%)	61%	$338,516
Institutional 2 Class
Year Ended 5/31/2019	$74.73	(1.20%)	0.95% (c)	0.95% (c)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
Year Ended 5/31/2016	$59.94	(1.76%)	0.98% (e)	0.98% (e)	(0.09%)	48%	$115,399
Year Ended 5/31/2015	$67.31	31.54%	0.97%	0.97%	(0.17%)	61%	$35,422
Institutional 3 Class
Year Ended 5/31/2019	$74.09	(1.14%)	0.90% (c)	0.90% (c)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%) (f)	39%	$20,050
Year Ended 5/31/2017(g)	$78.48	10.51%	0.92% (h)	0.92% (h)	(0.04%) (h)	54%	$222
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)	(4.67)
Year Ended 5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)	(5.79)
Year Ended 5/31/2015	$52.49	(0.46)	15.53	15.07	(6.88)	(6.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Communications and Information Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2019	$63.78	(1.75%)	1.49% (c)	1.49% (c),(d)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49% (d)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54% (d)	(0.68%)	54%	$71,811
Year Ended 5/31/2016	$53.42	(2.39%)	1.60% (e)	1.60% (d),(e)	(0.73%)	48%	$48,905
Year Ended 5/31/2015	$60.68	30.70%	1.60%	1.60% (d)	(0.82%)	61%	$53,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Annual Report 2019	21

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Seligman Communications and Information Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Seligman Communications and Information Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
May 31, 2019
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
24	Columbia Seligman Communications and Information Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2019:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	4,040,789
Columbia Seligman Communications and Information Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	1,476,253

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	1,410,491
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2019:
Derivative instrument	Average value ($)*
Options contracts — written	(2,160,646)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2019:
Deutsche Bank ($)
Liabilities
Options contracts written	4,040,789
Total financial and derivative net assets	(4,040,789)
Total collateral received (pledged) (a)	(4,040,789)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
26	Columbia Seligman Communications and Information Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
Columbia Seligman Communications and Information Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.869% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
28	Columbia Seligman Communications and Information Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
Class T	0.06 (a)

(a)	Unannualized.
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $7,060.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $16,195,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Seligman Communications and Information Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	2,140,474
Class C	38,366
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.49%	1.49%
Advisor Class	1.24	1.24
Class C	2.24	2.24
Institutional Class	1.24	1.24
Institutional 2 Class	1.19	1.19
Institutional 3 Class	1.14	1.15
Class R	1.74	1.74
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,289,936	(2,289,936)	—
30	Columbia Seligman Communications and Information Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
76,054,233	499,998,140	576,052,373	67,304,427	557,689,324	624,993,751
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
18,822,384	446,677,444	—	1,606,456,086
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,924,398,789	1,920,984,872	(314,528,786)	1,606,456,086
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,148,612,984 and $2,891,490,020, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Seligman Communications and Information Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
May 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	10,637,778	2.84	45
Lender	833,333	2.63	3
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2019, one unaffiliated shareholder of record owned 10.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such
32	Columbia Seligman Communications and Information Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Seligman Communications and Information Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Communications And Information Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Communications and Information Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Seligman Communications and Information Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
67.30%	67.05%	$631,624,873
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Seligman Communications and Information Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Seligman Communications and Information Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Seligman Communications and Information Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Seligman Communications and Information Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Seligman Communications and Information Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Seligman Communications and Information Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Communications and Information Fund | Annual Report 2019	41

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Seligman Communications and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN219_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Select Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select Large Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Select Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-5.09	5.94	12.09
	Including sales charges		-10.56	4.70	11.43
Advisor Class*		11/08/12	-4.87	6.21	12.28
Class C	Excluding sales charges	05/27/99	-5.80	5.15	11.25
	Including sales charges		-6.70	5.15	11.25
Institutional Class*		09/27/10	-4.86	6.20	12.34
Institutional 2 Class		11/30/01	-4.80	6.29	12.48
Institutional 3 Class*		10/01/14	-4.76	6.33	12.30
Class R		04/30/03	-5.32	5.68	11.80
Russell 1000 Value Index			1.45	6.53	12.33
S&P 500 Index			3.78	9.66	13.95
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
Verizon Communications, Inc.	4.9
FMC Corp.	4.1
Tyson Foods, Inc., Class A	3.9
Humana, Inc.	3.8
American International Group, Inc.	3.7
Corning, Inc.	3.6
Teradata Corp.	3.4
Bristol-Myers Squibb Co.	3.4
JPMorgan Chase & Co.	3.2
Williams Companies, Inc. (The)	3.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	4.8
Consumer Discretionary	5.0
Consumer Staples	6.0
Energy	12.6
Financials	22.9
Health Care	12.2
Industrials	9.7
Information Technology	12.6
Materials	8.8
Utilities	5.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned -5.09% excluding sales charges. Over the same 12-month period, the Fund’s benchmark, the Russell 1000 Value Index, returned 1.45% and the broader equity market, as measured by the S&P 500 Index, gained 3.78%. Stocks from a variety of sectors, especially industrials and utilities, helped absolute and relative results. An equally diverse array of stocks detracted, particularly holdings in health care and energy.
Markets became increasingly cautious
In the face of steadily increasing headwinds, U.S. equity markets produced mixed but generally positive returns over the 12-month period that ended May 31, 2019. Real estate, utilities and consumer staples stocks tended to perform best, while energy and materials stocks tended to lag. Growth stocks continued their long run of outperformance relative to value stocks.
Investor sentiment seesawed throughout the period, as demonstrated by several major equity benchmarks reaching record highs early on but reversing course and plunging toward a bear market before the end of December — and then repeating another significant risk-on/risk-off swing during the period’s final half. Equally reflective of the stepped-up volatility was a 100%-plus spike in the CBOE Volatility Index during the December 2018 sell-off.
On the upside, especially early in the period, investors focused on earnings growth, seemingly market-friendly Federal Reserve (Fed) policy and data suggesting an overall sound U.S. economy. Chief among the factors driving downside volatility was the escalating U.S./China trade conflict. Slowing global growth, fears of U.S. recession and uncertainty over rates also dampened sentiment.
Contributors and detractors
Stocks from a variety of sectors, especially industrials and utilities, helped absolute and relative results. An equally diverse array of stocks detracted, particularly holdings in health care and energy. Top performers included semiconductor maker QUALCOMM Incorporated, which rose based on positive resolution of an extended legal conflict with a significant customer. Pharmacy benefit manager Express Scripts Holding Company rose as investors reacted favorably to its acquisition by healthcare provider Cigna. And electric power provider AES, which rose as investors appreciated consistent execution and progress in the company’s renewables business.
Detractors included energy holdings, particularly service and equipment provider Halliburton Company and refiner Marathon Petroleum Corporation, which fell in line with a steep drop in oil prices as well as a variety of company-specific concerns. Other notable detractors included multi-channel retailer Qurate Retail, which fell on lower-than-expected results across several key business lines, and healthcare provider Cigna, which fell on worries over potentially adverse political pressures.
At period’s end
Amid signs that trade tensions are becoming more serious, our outlook at the close of the reporting period remained tempered yet increasingly cautious. Positives included expectations that the Fed would continue considering how its words and actions affect capital markets. In addition to our fear of protracted trade conflict, key worries remained debt and political dysfunction that could derail pro-growth policy. Against this backdrop, we will continue to adhere to a disciplined investment approach that emphasizes large-cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Large Cap Value Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	955.50	1,020.94	3.90	4.03	0.80
Advisor Class	1,000.00	1,000.00	956.60	1,022.19	2.68	2.77	0.55
Class C	1,000.00	1,000.00	951.70	1,017.20	7.54	7.80	1.55
Institutional Class	1,000.00	1,000.00	956.80	1,022.19	2.68	2.77	0.55
Institutional 2 Class	1,000.00	1,000.00	956.70	1,022.39	2.49	2.57	0.51
Institutional 3 Class	1,000.00	1,000.00	957.00	1,022.64	2.24	2.32	0.46
Class R	1,000.00	1,000.00	954.30	1,019.70	5.12	5.29	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Select Large Cap Value Fund | Annual Report 2019

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 4.7%
Diversified Telecommunication Services 4.7%
Verizon Communications, Inc.	927,600	50,415,060
Total Communication Services		50,415,060
Consumer Discretionary 4.9%
Internet & Direct Marketing Retail 2.5%
Qurate Retail, Inc.(a)	2,079,900	26,061,147
Specialty Retail 2.4%
Lowe’s Companies, Inc.	273,400	25,502,752
Total Consumer Discretionary		51,563,899
Consumer Staples 5.9%
Food Products 3.8%
Tyson Foods, Inc., Class A	527,621	40,041,158
Tobacco 2.1%
Philip Morris International, Inc.	288,733	22,269,976
Total Consumer Staples		62,311,134
Energy 12.3%
Energy Equipment & Services 2.8%
Halliburton Co.	659,100	14,032,239
TechnipFMC PLC	744,900	15,493,920
Total		29,526,159
Oil, Gas & Consumable Fuels 9.5%
Anadarko Petroleum Corp.	120,242	8,461,429
Chevron Corp.	195,900	22,303,215
Marathon Petroleum Corp.	464,200	21,348,558
Valero Energy Corp.	240,000	16,896,000
Williams Companies, Inc. (The)	1,220,500	32,196,790
Total		101,205,992
Total Energy		130,732,151
Financials 22.5%
Banks 11.7%
Bank of America Corp.	1,196,100	31,816,260
Citigroup, Inc.	512,600	31,858,090
JPMorgan Chase & Co.	317,300	33,621,108
Wells Fargo & Co.	585,880	25,995,495
Total		123,290,953
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.3%
Morgan Stanley	597,969	24,331,359
Insurance 8.5%
American International Group, Inc.	756,700	38,644,669
MetLife, Inc.	683,500	31,584,535
Unum Group	634,700	19,986,703
Total		90,215,907
Total Financials		237,838,219
Health Care 12.0%
Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	317,300	23,302,512
Health Care Providers & Services 6.5%
Cigna Corp.	195,500	28,937,910
Humana, Inc.	161,510	39,547,339
Total		68,485,249
Pharmaceuticals 3.3%
Bristol-Myers Squibb Co.	775,000	35,161,750
Total Health Care		126,949,511
Industrials 9.5%
Aerospace & Defense 2.9%
United Technologies Corp.	244,100	30,829,830
Industrial Conglomerates 2.7%
Honeywell International, Inc.	170,900	28,080,579
Road & Rail 3.9%
CSX Corp.	348,375	25,943,486
Union Pacific Corp.	93,500	15,593,930
Total		41,537,416
Total Industrials		100,447,825
Information Technology 12.3%
Electronic Equipment, Instruments & Components 3.5%
Corning, Inc.	1,303,800	37,601,592
Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	724,900	28,046,381
QUALCOMM, Inc.	440,630	29,442,897
Total		57,489,278
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 3.4%
Teradata Corp.(a)	1,035,500	35,559,070
Total Information Technology		130,649,940
Materials 8.7%
Chemicals 4.3%
FMC Corp.	575,000	42,233,750
Livent Corp.(a)	496,241	3,136,243
Total		45,369,993
Metals & Mining 4.4%
Barrick Gold Corp.	1,650,000	20,493,000
Freeport-McMoRan, Inc.	2,685,200	26,073,292
Total		46,566,292
Total Materials		91,936,285
Utilities 5.3%
Electric Utilities 2.6%
NextEra Energy, Inc.	139,200	27,590,832
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 2.7%
AES Corp. (The)	1,800,000	28,440,000
Total Utilities		56,030,832
Total Common Stocks (Cost $760,101,424)		1,038,874,856

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(b),(c)	6,233,858	6,233,235
Total Money Market Funds (Cost $6,233,235)		6,233,235
Total Investments in Securities (Cost: $766,334,659)		1,045,108,091
Other Assets & Liabilities, Net		13,558,087
Net Assets		1,058,666,178

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	33,900,586	230,524,746	(258,191,474)	6,233,858	1,171	(3,390)	742,628	6,233,235
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	50,415,060	—	—	—	50,415,060
Consumer Discretionary	51,563,899	—	—	—	51,563,899
Consumer Staples	62,311,134	—	—	—	62,311,134
Energy	130,732,151	—	—	—	130,732,151
Financials	237,838,219	—	—	—	237,838,219
Health Care	126,949,511	—	—	—	126,949,511
Industrials	100,447,825	—	—	—	100,447,825
Information Technology	130,649,940	—	—	—	130,649,940
Materials	91,936,285	—	—	—	91,936,285
Utilities	56,030,832	—	—	—	56,030,832
Total Common Stocks	1,038,874,856	—	—	—	1,038,874,856
Money Market Funds	—	—	—	6,233,235	6,233,235
Total Investments in Securities	1,038,874,856	—	—	6,233,235	1,045,108,091
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2019	9

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $760,101,424)	$1,038,874,856
Affiliated issuers (cost $6,233,235)	6,233,235
Cash	10,260
Receivable for:
Investments sold	13,701,512
Capital shares sold	3,728,971
Dividends	2,696,451
Foreign tax reclaims	6,600
Expense reimbursement due from Investment Manager	9,624
Prepaid expenses	566
Total assets	1,065,262,075
Liabilities
Payable for:
Investments purchased	5,282,695
Capital shares purchased	1,043,325
Management services fees	21,546
Distribution and/or service fees	3,207
Transfer agent fees	114,861
Compensation of board members	55,782
Other expenses	74,481
Total liabilities	6,595,897
Net assets applicable to outstanding capital stock	$1,058,666,178
Represented by
Paid in capital	746,584,509
Total distributable earnings (loss) (Note 2)	312,081,669
Total - representing net assets applicable to outstanding capital stock	$1,058,666,178
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$218,458,384
Shares outstanding	9,385,213
Net asset value per share	$23.28
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$24.70
Advisor Class
Net assets	$148,935,207
Shares outstanding	6,074,049
Net asset value per share	$24.52
Class C
Net assets	$48,823,773
Shares outstanding	2,296,669
Net asset value per share	$21.26
Institutional Class
Net assets	$428,079,824
Shares outstanding	17,693,515
Net asset value per share	$24.19
Institutional 2 Class
Net assets	$39,687,669
Shares outstanding	1,639,862
Net asset value per share	$24.20
Institutional 3 Class
Net assets	$149,956,013
Shares outstanding	6,098,938
Net asset value per share	$24.59
Class R
Net assets	$24,725,308
Shares outstanding	1,079,938
Net asset value per share	$22.90
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2019	11

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$26,724,406
Dividends — affiliated issuers	742,628
Interfund lending	2,388
Foreign taxes withheld	(9,900)
Total income	27,459,522
Expenses:
Management services fees	8,199,368
Distribution and/or service fees
Class A	574,484
Class C	553,730
Class R	126,502
Class T	268
Transfer agent fees
Class A	277,124
Advisor Class	191,129
Class C	66,669
Institutional Class	529,065
Institutional 2 Class	38,141
Institutional 3 Class	11,385
Class R	30,556
Class T	125
Compensation of board members	28,542
Custodian fees	9,404
Printing and postage fees	88,001
Registration fees	176,291
Audit fees	33,550
Legal fees	17,100
Compensation of chief compliance officer	225
Other	33,154
Total expenses	10,984,813
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,705,365)
Expense reduction	(633)
Total net expenses	7,278,815
Net investment income	20,180,707
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	48,540,685
Investments — affiliated issuers	1,171
Net realized gain	48,541,856
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(125,303,539)
Investments — affiliated issuers	(3,390)
Net change in unrealized appreciation (depreciation)	(125,306,929)
Net realized and unrealized loss	(76,765,073)
Net decrease in net assets resulting from operations	$(56,584,366)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$20,180,707	$11,641,920
Net realized gain	48,541,856	15,387,797
Net change in unrealized appreciation (depreciation)	(125,306,929)	81,785,909
Net increase (decrease) in net assets resulting from operations	(56,584,366)	108,815,626
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,538,204)
Advisor Class	(6,670,875)
Class C	(1,965,175)
Institutional Class	(18,964,635)
Institutional 2 Class	(3,266,682)
Institutional 3 Class	(6,394,537)
Class R	(992,921)
Class T	(7,942)
Net investment income
Class A		(2,039,503)
Advisor Class		(1,670,464)
Class C		(139,633)
Institutional Class		(3,766,171)
Institutional 2 Class		(277,338)
Institutional 3 Class		(1,591,850)
Class K		(233)
Class R		(162,076)
Class T		(2,261)
Net realized gains
Class A		(8,755,960)
Advisor Class		(5,676,632)
Class C		(2,856,706)
Institutional Class		(12,798,409)
Institutional 2 Class		(883,512)
Institutional 3 Class		(4,880,352)
Class K		(922)
Class R		(944,635)
Class T		(9,705)
Total distributions to shareholders (Note 2)	(47,800,971)	(46,456,362)
Increase in net assets from capital stock activity	90,151,658	236,100,962
Total increase (decrease) in net assets	(14,233,679)	298,460,226
Net assets at beginning of year	1,072,899,857	774,439,631
Net assets at end of year	$1,058,666,178	$1,072,899,857
Undistributed net investment income	$8,367,973	$5,870,439
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2019	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,347,431	83,951,614	2,711,549	69,136,647
Distributions reinvested	336,984	7,753,996	327,400	8,496,031
Redemptions	(3,088,490)	(77,726,473)	(2,808,503)	(71,969,617)
Net increase	595,925	13,979,137	230,446	5,663,061
Advisor Class
Subscriptions	1,565,477	41,508,048	6,318,947	166,079,304
Distributions reinvested	267,747	6,482,160	265,782	7,242,567
Redemptions	(1,504,106)	(39,540,642)	(2,465,354)	(68,345,793)
Net increase	329,118	8,449,566	4,119,375	104,976,078
Class B
Redemptions	—	—	(24,597)	(551,684)
Net decrease	—	—	(24,597)	(551,684)
Class C
Subscriptions	635,919	14,387,725	620,736	14,650,354
Distributions reinvested	69,716	1,470,319	101,050	2,409,020
Redemptions	(1,402,664)	(32,723,179)	(696,238)	(16,293,177)
Net increase (decrease)	(697,029)	(16,865,135)	25,548	766,197
Institutional Class
Subscriptions	7,519,655	195,027,450	5,397,554	144,084,817
Distributions reinvested	669,636	15,997,602	543,911	14,636,638
Redemptions	(5,435,498)	(138,356,998)	(2,897,508)	(76,648,618)
Net increase	2,753,793	72,668,054	3,043,957	82,072,837
Institutional 2 Class
Subscriptions	1,709,362	45,789,701	1,381,405	36,469,574
Distributions reinvested	136,595	3,263,245	42,950	1,155,774
Redemptions	(2,251,538)	(57,377,591)	(314,780)	(8,337,395)
Net increase (decrease)	(405,581)	(8,324,645)	1,109,575	29,287,953
Institutional 3 Class
Subscriptions	1,103,630	28,275,568	815,239	21,902,411
Distributions reinvested	263,578	6,394,414	236,898	6,472,059
Redemptions	(637,647)	(17,043,256)	(508,880)	(13,892,632)
Net increase	729,561	17,626,726	543,257	14,481,838
Class K
Distributions reinvested	—	—	38	992
Redemptions	—	—	(948)	(26,621)
Net decrease	—	—	(910)	(25,629)
Class R
Subscriptions	429,339	10,421,750	314,703	8,060,032
Distributions reinvested	23,557	533,796	15,744	402,577
Redemptions	(332,339)	(8,159,979)	(352,601)	(8,950,202)
Net increase (decrease)	120,557	2,795,567	(22,154)	(487,593)
Class T
Distributions reinvested	342	7,813	458	11,814
Redemptions	(8,174)	(185,425)	(3,643)	(93,910)
Net decrease	(7,832)	(177,612)	(3,185)	(82,096)
Total net increase	3,418,512	90,151,658	9,021,312	236,100,962
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Annual Report 2019

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Columbia Select Large Cap Value Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)	(0.92)
Year Ended 5/31/2015	$22.18	0.23	1.33	1.56	(0.19)	(0.37)	(0.56)
Advisor Class
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$23.10	0.35	1.33	1.68	(0.24)	(0.37)	(0.61)
Class C
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Year Ended 5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)	(0.75)
Year Ended 5/31/2015	$20.61	0.06	1.23	1.29	(0.02)	(0.37)	(0.39)
Institutional Class
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$22.86	0.31	1.35	1.66	(0.24)	(0.37)	(0.61)
Institutional 2 Class
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
Year Ended 5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)	(1.00)
Year Ended 5/31/2015	$22.87	0.37	1.32	1.69	(0.27)	(0.37)	(0.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80% (c)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03% (c)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16% (c)	1.05%	8%	$204,824
Year Ended 5/31/2016	$21.43	(3.34%)	1.21% (d)	1.19% (c),(d)	1.25%	13%	$225,892
Year Ended 5/31/2015	$23.18	7.08%	1.20%	1.18% (c)	1.02%	4%	$327,326
Advisor Class
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55% (c)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77% (c)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91% (c)	1.33%	8%	$40,794
Year Ended 5/31/2016	$22.38	(3.11%)	0.96% (d)	0.94% (c),(d)	1.53%	13%	$30,836
Year Ended 5/31/2015	$24.17	7.35%	0.94%	0.93% (c)	1.46%	4%	$30,403
Class C
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55% (c)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78% (c)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91% (c)	0.30%	8%	$65,295
Year Ended 5/31/2016	$19.83	(4.12%)	1.96% (d)	1.94% (c),(d)	0.51%	13%	$69,410
Year Ended 5/31/2015	$21.51	6.30%	1.95%	1.93% (c)	0.30%	4%	$92,432
Institutional Class
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55% (c)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77% (c)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91% (c)	1.33%	8%	$294,914
Year Ended 5/31/2016	$22.13	(3.11%)	0.96% (d)	0.94% (c),(d)	1.50%	13%	$244,994
Year Ended 5/31/2015	$23.91	7.34%	0.95%	0.93% (c)	1.33%	4%	$348,999
Institutional 2 Class
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
Year Ended 5/31/2016	$22.14	(3.01%)	0.84% (d)	0.84% (d)	1.64%	13%	$23,155
Year Ended 5/31/2015	$23.92	7.45%	0.83%	0.83%	1.58%	4%	$23,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Year Ended 5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)	(1.02)
Year Ended 5/31/2015(e)	$23.47	0.26	1.15	1.41	(0.28)	(0.37)	(0.65)
Class R
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)
Year Ended 5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)	(0.87)
Year Ended 5/31/2015	$21.89	0.18	1.30	1.48	(0.13)	(0.37)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Year Ended 5/31/2016	$22.43	(2.96%)	0.80% (d)	0.80% (d)	1.93%	13%	$735
Year Ended 5/31/2015(e)	$24.23	6.09%	0.72% (f)	0.72% (f)	1.64% (f)	4%	$3
Class R
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05% (c)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28% (c)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41% (c)	0.80%	8%	$23,132
Year Ended 5/31/2016	$21.13	(3.61%)	1.46% (d)	1.44% (c),(d)	1.05%	13%	$23,911
Year Ended 5/31/2015	$22.87	6.82%	1.45%	1.43% (c)	0.80%	4%	$21,793
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2019	19

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Select Large Cap Value Fund (formerly known as Columbia Select Large-Cap Value Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective October 1, 2018, Columbia Select Large-Cap Value Fund was renamed Columbia Select Large Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
20	Columbia Select Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Select Large Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
May 31, 2019
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
22	Columbia Select Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.73% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Select Large Cap Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
May 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class T	0.06 (a)

(a)	Unannualized.
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $633.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,947,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
24	Columbia Select Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	283,989
Class C	4,067
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2019
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.51
Institutional 3 Class	0.46
Class R	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(25,134)	25,134	—
Columbia Select Large Cap Value Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,251,047	29,549,924	47,800,971	10,236,147	36,220,215	46,456,362
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
8,422,684	31,488,714	—	272,224,982
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
772,883,109	321,947,892	(49,722,910)	272,224,982
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $305,083,012 and $225,967,147, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
26	Columbia Select Large Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,850,000	2.94	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2019, three unaffiliated shareholders of record owned 39.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Select Large Cap Value Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Select Large Cap Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Value Fund | Annual Report 2019	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$52,320,839
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Select Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select Large Cap Value Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
32	Columbia Select Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Select Large Cap Value Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Large Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Large Cap Value Fund | Annual Report 2019	35

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
36	Columbia Select Large Cap Value Fund | Annual Report 2019

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN216_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Select Small Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Select Small Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Select Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
David Hoffman
Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-7.80	3.62	11.67
	Including sales charges		-13.09	2.40	11.01
Advisor Class*		11/08/12	-7.50	3.89	11.86
Class C	Excluding sales charges	05/27/99	-8.46	2.84	10.84
	Including sales charges		-9.29	2.84	10.84
Institutional Class*		09/27/10	-7.53	3.89	11.92
Institutional 2 Class		11/30/01	-7.44	4.00	12.10
Institutional 3 Class*		10/01/14	-7.41	4.00	11.87
Class R		04/30/03	-7.97	3.36	11.39
Russell 2000 Value Index			-11.32	5.00	11.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Small Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2009 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
CACI International, Inc., Class A	4.5
Viavi Solutions, Inc.	3.9
Waste Connections, Inc.	3.8
Hanover Insurance Group, Inc. (The)	3.8
Radian Group, Inc.	3.8
National General Holdings Corp.	3.7
EPAM Systems, Inc.	3.7
Gaming and Leisure Properties, Inc.	3.5
WellCare Health Plans, Inc.	3.3
Ladder Capital Corp., Class A	3.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	99.6
Money Market Funds	0.4
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	2.8
Consumer Discretionary	10.2
Consumer Staples	2.5
Energy	3.8
Financials	23.2
Health Care	8.9
Industrials	14.9
Information Technology	18.9
Materials	9.2
Real Estate	3.5
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended May 31, 2019, the Fund’s Class A shares returned -7.80% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -11.32% for the same time period. Security selection, most notably in the information technology, industrials, materials and health care sectors aided the Fund’s results relative to the benchmark. The Fund held up considerably better than the benchmark in a difficult period for small cap value stocks overall.
Trade concerns dampened investor confidence
Optimism prevailed early in the 12-month period that ended May 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of U.S. economic growth averaged approximately 3.2% (annualized), as the labor markets added 196,000 jobs per month, on average, and manufacturing activity, though somewhat weaker, remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019.
However, the economic backdrop looked less rosy as the period wore on. European economies transitioned to a slower pace of growth in the second half of 2018, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar. With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. In fact, equity markets logged their worst December since the Great Depression. The risk-off sentiment hit small-cap stocks particularly hard, with the Russell 2000 Index declining over 20% in the fourth quarter of 2018.
Stock markets rebounded early in 2019, as the Federal Reserve backed away from additional rate hikes and vowed patience going forward, then dipped again in May as trade concerns amplified. Bonds generally outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 6.40%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 3.78%. Large- and mid-cap stocks managed modest gains while small-cap stocks ended the year measurably lower.
Contributors and detractors
Strong security selection across numerous sectors, but most notably in information technology, industrials, materials, and health care, aided performance relative to the benchmark. The Fund’s overweight in technology and underweight in energy also helped relative results. Energy was the worst performing sector in the benchmark, as declining oil prices drove a broad based sell-off in the sector. Within technology, EPAM Systems was the Fund’s top contributor to relative performance. Shares in the software engineering and IT consulting firm climbed rapidly during the first quarter of 2019 as the company reported strong operating results, driven by high organic growth. The company has been able to deliver high-end complex IT services and applications development at lower costs. A position in private mortgage insurer Radian Group also aided relative returns. Radian shares jumped on news that the company was in talks with various private equity groups about a potential acquisition. A position in Telephone and Data Systems also aided relative performance. Shares moved significantly higher during the first half of the period, as the company reported strong results driven by the performance of its U.S. Cellular subsidiary. We continued to own all three of these stocks at the end of the period.
Sector allocations in utilities, real estate, materials and health care, which are a function of the Fund’s bottom-up fundamental research process, detracted from relative performance. The Fund was underweight in utilities and real estate, which performed well in a difficult period. The Fund was overweight in materials and health care, which underperformed. Stock selection in energy was an additional detractor. Amneal Pharmaceuticals was the single biggest individual detractor from relative performance. The company develops, manufactures, and distributes generic pharmaceutical products. Amneal shares fell towards the end of the period after reporting lower-than-expected earnings due to higher spending. In addition, some investors appear skeptical of the company’s pipeline and growth outlook. Oilfield service and equipment provider Superior Energy Services was another notable detractor. The company was affected by the sector-wide sell-off due to falling oil prices in the fourth quarter of 2018. In addition, the company reported weak quarterly earnings due to lower margins and weaker-than-expected activity. We exited the stock. The Fund also lost ground with a position in Exterran, an oil and natural gas processing and solutions company, which declined along with falling oil prices. Within financials, a position in Axos Financial was a notable detractor. Shares in the banking and financing services company declined as the company worked to incorporate numerous strategic initiatives and acquisitions.
Columbia Select Small Cap Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
At the end of the period, the Fund was overweight in information technology, health care, materials and industrials and underweight in real estate, utilities, financials and energy. However, sector positioning is primarily the result of bottom-up stock picking. We continue our longstanding process of looking for companies that are trading at attractive valuations and that have identifiable catalysts with the potential to accelerate earnings growth. We believe this process has served shareholders well over the long term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Small Cap Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	971.60	1,018.40	6.44	6.59	1.31
Advisor Class	1,000.00	1,000.00	972.70	1,019.65	5.21	5.34	1.06
Class C	1,000.00	1,000.00	967.00	1,014.66	10.10	10.35	2.06
Institutional Class	1,000.00	1,000.00	972.80	1,019.65	5.21	5.34	1.06
Institutional 2 Class	1,000.00	1,000.00	973.00	1,020.00	4.87	4.99	0.99
Institutional 3 Class	1,000.00	1,000.00	973.10	1,020.29	4.57	4.68	0.93
Class R	1,000.00	1,000.00	970.50	1,017.15	7.66	7.85	1.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Select Small Cap Value Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 2.7%
Wireless Telecommunication Services 2.7%
Telephone & Data Systems, Inc.	469,927	13,538,597
Total Communication Services		13,538,597
Consumer Discretionary 10.1%
Auto Components 2.8%
American Axle & Manufacturing Holdings, Inc.(a)	462,016	4,670,982
Motorcar Parts of America, Inc.(a)	520,767	9,222,783
Total		13,893,765
Hotels, Restaurants & Leisure 3.6%
Penn National Gaming, Inc.(a)	371,048	6,994,255
Texas Roadhouse, Inc.	211,547	10,843,899
Total		17,838,154
Household Durables 3.7%
Lennar Corp., Class A	225,456	11,196,145
William Lyon Homes, Inc., Class A(a)	383,597	7,111,889
Total		18,308,034
Total Consumer Discretionary		50,039,953
Consumer Staples 2.5%
Food Products 2.5%
Nomad Foods Ltd.(a)	572,700	12,152,694
Total Consumer Staples		12,152,694
Energy 3.8%
Energy Equipment & Services 2.8%
Exterran Corp.(a)	471,042	6,500,380
Patterson-UTI Energy, Inc.	551,140	5,858,618
Tetra Technologies, Inc.(a)	865,962	1,333,581
Total		13,692,579
Oil, Gas & Consumable Fuels 1.0%
Callon Petroleum Co.(a)	830,300	5,189,375
Total Energy		18,881,954
Financials 23.0%
Banks 2.5%
Opus Bank	630,768	12,659,514
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 10.4%
Hanover Insurance Group, Inc. (The)	152,644	18,646,991
Lincoln National Corp.	239,627	14,245,825
National General Holdings Corp.	807,953	18,356,692
Total		51,249,508
Mortgage Real Estate Investment Trusts (REITS) 3.2%
Ladder Capital Corp., Class A	988,817	15,722,190
Thrifts & Mortgage Finance 6.9%
Axos Financial, Inc.(a)	567,860	15,508,257
Radian Group, Inc.	827,538	18,578,228
Total		34,086,485
Total Financials		113,717,697
Health Care 8.9%
Biotechnology 1.9%
Ligand Pharmaceuticals, Inc.(a)	88,316	9,483,372
Health Care Equipment & Supplies 2.5%
Dentsply Sirona, Inc.	225,698	12,158,351
Health Care Providers & Services 3.2%
WellCare Health Plans, Inc.(a)	58,149	16,060,173
Pharmaceuticals 1.3%
Amneal Pharmaceuticals, Inc.(a)	821,045	6,190,679
Total Health Care		43,892,575
Industrials 14.8%
Aerospace & Defense 3.2%
Cubic Corp.	275,235	15,528,759
Airlines 2.1%
Spirit Airlines, Inc.(a)	220,979	10,182,712
Commercial Services & Supplies 3.8%
Waste Connections, Inc.	198,658	18,800,993
Construction & Engineering 2.3%
Granite Construction, Inc.	285,690	11,481,881
Machinery 1.5%
Rexnord Corp.(a)	280,988	7,392,794
Road & Rail 1.9%
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Knight-Swift Transportation Holdings, Inc.	344,700	9,527,508
Total Industrials		72,914,647
Information Technology 18.8%
Communications Equipment 5.8%
Extreme Networks, Inc.(a)	1,658,333	9,336,414
Viavi Solutions, Inc.(a)	1,585,316	19,103,058
Total		28,439,472
IT Services 8.2%
CACI International, Inc., Class A(a)	109,553	22,296,227
EPAM Systems, Inc.(a)	106,126	18,316,286
Total		40,612,513
Semiconductors & Semiconductor Equipment 2.3%
KLA-Tencor Corp.	25,227	2,600,147
MACOM Technology Solutions Holdings, Inc.(a)	605,200	8,563,580
Total		11,163,727
Technology Hardware, Storage & Peripherals 2.5%
Electronics for Imaging, Inc.(a)	339,758	12,452,131
Total Information Technology		92,667,843
Materials 9.1%
Chemicals 2.5%
Minerals Technologies, Inc.	234,721	12,200,798
Construction Materials 1.5%
Summit Materials, Inc., Class A(a)	549,000	7,675,020
Containers & Packaging 2.7%
Owens-Illinois, Inc.	829,739	13,275,824
Metals & Mining 2.4%
Warrior Met Coal, Inc.	461,673	11,915,780
Total Materials		45,067,422
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.5%
Equity Real Estate Investment Trusts (REITS) 3.5%
Gaming and Leisure Properties, Inc.	435,511	17,198,329
Total Real Estate		17,198,329
Utilities 2.0%
Electric Utilities 2.0%
Portland General Electric Co.	191,300	10,112,118
Total Utilities		10,112,118
Total Common Stocks (Cost $404,030,234)		490,183,829

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c),(d)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(e),(f)	2,184,048	2,183,830
Total Money Market Funds (Cost $2,183,830)		2,183,830
Total Investments in Securities (Cost: $406,214,064)		492,367,659
Other Assets & Liabilities, Net		1,814,863
Net Assets		494,182,522

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at May 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	8,064,683	99,855,336	(105,735,971)	2,184,048	(590)	(54)	149,194	2,183,830
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	13,538,597	—	—	—	13,538,597
Consumer Discretionary	50,039,953	—	—	—	50,039,953
Consumer Staples	12,152,694	—	—	—	12,152,694
Energy	18,881,954	—	—	—	18,881,954
Financials	113,717,697	—	—	—	113,717,697
Health Care	43,892,575	—	—	—	43,892,575
Industrials	72,914,647	—	—	—	72,914,647
Information Technology	92,667,843	—	—	—	92,667,843
Materials	45,067,422	—	—	—	45,067,422
Real Estate	17,198,329	—	—	—	17,198,329
Utilities	10,112,118	—	—	—	10,112,118
Total Common Stocks	490,183,829	—	—	—	490,183,829
Rights
Industrials	—	—	0*	—	0*
Money Market Funds	—	—	—	2,183,830	2,183,830
Total Investments in Securities	490,183,829	—	0*	2,183,830	492,367,659

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2019	11

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $404,030,234)	$490,183,829
Affiliated issuers (cost $2,183,830)	2,183,830
Receivable for:
Investments sold	12,427,076
Capital shares sold	116,286
Dividends	123,477
Prepaid expenses	438
Total assets	505,034,936
Liabilities
Payable for:
Investments purchased	10,060,907
Capital shares purchased	565,553
Management services fees	11,968
Distribution and/or service fees	2,977
Transfer agent fees	61,380
Compensation of board members	82,673
Other expenses	66,956
Total liabilities	10,852,414
Net assets applicable to outstanding capital stock	$494,182,522
Represented by
Paid in capital	417,666,511
Total distributable earnings (loss) (Note 2)	76,516,011
Total - representing net assets applicable to outstanding capital stock	$494,182,522
Class A
Net assets	$379,112,562
Shares outstanding	23,941,619
Net asset value per share	$15.83
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.80
Advisor Class
Net assets	$3,218,970
Shares outstanding	172,919
Net asset value per share	$18.62
Class C
Net assets	$9,187,092
Shares outstanding	831,201
Net asset value per share	$11.05
Institutional Class
Net assets	$73,967,498
Shares outstanding	4,040,373
Net asset value per share	$18.31
Institutional 2 Class
Net assets	$9,677,762
Shares outstanding	521,008
Net asset value per share	$18.58
Institutional 3 Class
Net assets	$13,298,655
Shares outstanding	691,596
Net asset value per share	$19.23
Class R
Net assets	$5,719,983
Shares outstanding	388,903
Net asset value per share	$14.71
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Annual Report 2019

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$7,868,300
Dividends — affiliated issuers	149,194
Foreign taxes withheld	(21,576)
Total income	7,995,918
Expenses:
Management services fees	5,069,382
Distribution and/or service fees
Class A	1,081,820
Class C	132,560
Class R	38,003
Transfer agent fees
Class A	565,083
Advisor Class	6,460
Class C	17,119
Institutional Class	134,941
Institutional 2 Class	6,280
Institutional 3 Class	1,203
Class R	9,879
Compensation of board members	23,517
Custodian fees	8,927
Printing and postage fees	74,758
Registration fees	127,449
Audit fees	32,800
Legal fees	12,199
Compensation of chief compliance officer	133
Other	25,219
Total expenses	7,367,732
Expense reduction	(849)
Total net expenses	7,366,883
Net investment income	629,035
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,920,411
Investments — affiliated issuers	(590)
Foreign currency translations	27
Net realized gain	13,919,848
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(61,832,720)
Investments — affiliated issuers	(54)
Net change in unrealized appreciation (depreciation)	(61,832,774)
Net realized and unrealized loss	(47,912,926)
Net decrease in net assets resulting from operations	$(47,283,891)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$629,035	$2,988,490
Net realized gain	13,919,848	35,756,126
Net change in unrealized appreciation (depreciation)	(61,832,774)	30,282,613
Net increase (decrease) in net assets resulting from operations	(47,283,891)	69,027,229
Distributions to shareholders
Net investment income and net realized gains
Class A	(26,786,410)
Advisor Class	(288,639)
Class C	(950,878)
Institutional Class	(5,702,830)
Institutional 2 Class	(553,130)
Institutional 3 Class	(765,577)
Class R	(481,390)
Net realized gains
Class A		(58,304,200)
Advisor Class		(677,626)
Class C		(5,335,871)
Institutional Class		(11,302,491)
Institutional 2 Class		(1,551,035)
Institutional 3 Class		(1,548,701)
Class K		(40,686)
Class R		(1,437,060)
Total distributions to shareholders (Note 2)	(35,528,854)	(80,197,670)
Decrease in net assets from capital stock activity	(81,981,076)	(12,716,407)
Total decrease in net assets	(164,793,821)	(23,886,848)
Net assets at beginning of year	658,976,343	682,863,191
Net assets at end of year	$494,182,522	$658,976,343
Undistributed net investment income	$533,054	$466,156
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,689,110	30,345,251	726,778	13,685,224
Distributions reinvested	1,689,736	26,072,624	3,164,713	56,743,301
Redemptions	(4,407,359)	(75,475,802)	(5,112,263)	(96,505,093)
Net decrease	(1,028,513)	(19,057,927)	(1,220,772)	(26,076,568)
Advisor Class
Subscriptions	91,309	1,884,524	344,567	7,588,378
Distributions reinvested	15,923	288,520	32,550	677,368
Redemptions	(192,437)	(3,848,318)	(345,149)	(7,408,105)
Net increase (decrease)	(85,205)	(1,675,274)	31,968	857,641
Class B
Redemptions	—	—	(111,037)	(1,621,135)
Net decrease	—	—	(111,037)	(1,621,135)
Class C
Subscriptions	70,929	883,212	113,177	1,549,395
Distributions reinvested	81,310	878,960	396,383	5,152,971
Redemptions	(1,600,705)	(21,330,565)	(715,523)	(10,016,571)
Net decrease	(1,448,466)	(19,568,393)	(205,963)	(3,314,205)
Institutional Class
Subscriptions	1,304,661	26,249,293	2,879,853	61,076,308
Distributions reinvested	139,768	2,490,659	283,355	5,805,931
Redemptions	(3,476,619)	(67,498,823)	(1,951,830)	(41,583,806)
Net increase (decrease)	(2,032,190)	(38,758,871)	1,211,378	25,298,433
Institutional 2 Class
Subscriptions	96,328	1,921,217	319,378	6,912,867
Distributions reinvested	30,405	549,423	74,358	1,543,671
Redemptions	(157,467)	(3,230,184)	(671,455)	(14,348,501)
Net decrease	(30,734)	(759,544)	(277,719)	(5,891,963)
Institutional 3 Class
Subscriptions	43,222	864,526	67,163	1,501,613
Distributions reinvested	40,930	765,391	72,249	1,548,303
Redemptions	(78,681)	(1,566,908)	(114,413)	(2,574,436)
Net increase	5,471	63,009	24,999	475,480
Class K
Subscriptions	—	—	3,688	78,033
Distributions reinvested	—	—	1,997	40,266
Redemptions	—	—	(31,337)	(673,664)
Net decrease	—	—	(25,652)	(555,365)
Class R
Subscriptions	86,885	1,365,969	173,731	3,067,045
Distributions reinvested	11,831	169,779	38,727	649,843
Redemptions	(234,028)	(3,759,824)	(317,545)	(5,605,613)
Net decrease	(135,312)	(2,224,076)	(105,087)	(1,888,725)
Total net decrease	(4,754,949)	(81,981,076)	(677,885)	(12,716,407)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08 (d)	1.91	1.99	—	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	—	(1.13)	(1.13)
Year Ended 5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$21.52	(0.14)	2.28	2.14	—	(2.30)	(2.30)
Advisor Class
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17 (d)	2.16	2.33	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.76	0.01	(1.90)	(1.89)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$23.63	(0.10)	2.53	2.43	—	(2.30)	(2.30)
Class C
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05) (d)	1.43	1.38	—	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$18.00	(0.25)	1.85	1.60	—	(2.30)	(2.30)
Institutional Class
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15 (d)	2.15	2.30	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$23.37	(0.10)	2.50	2.40	—	(2.30)	(2.30)
Institutional 2 Class
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17 (d)	2.17	2.34	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.65	0.02	(1.88)	(1.86)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$23.49	(0.07)	2.53	2.46	—	(2.30)	(2.30)
Institutional 3 Class
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18 (d)	2.24	2.42	—	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	—	(1.13)	(1.13)
Year Ended 5/31/2016	$24.21	0.04	(1.92)	(1.88)	—	(2.13)	(2.13)
Year Ended 5/31/2015(e)	$23.11	(0.02)	3.42	3.40	—	(2.30)	(2.30)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30% (c)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29% (c)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32% (c)	(0.52%)	24%	$493,661
Year Ended 5/31/2016	$17.48	(8.19%)	1.36%	1.36% (c)	(0.26%)	27%	$547,110
Year Ended 5/31/2015	$21.36	11.21%	1.38%	1.38% (c)	(0.67%)	26%	$397,847
Advisor Class
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04% (c)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04% (c)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07% (c)	(0.28%)	24%	$4,860
Year Ended 5/31/2016	$19.74	(7.94%)	1.12%	1.12% (c)	0.03%	27%	$4,147
Year Ended 5/31/2015	$23.76	11.45%	1.13%	1.13% (c)	(0.44%)	26%	$486
Class C
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04% (c)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04% (c)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07% (c)	(1.27%)	24%	$35,657
Year Ended 5/31/2016	$13.64	(8.89%)	2.11%	2.11% (c)	(1.02%)	27%	$42,200
Year Ended 5/31/2015	$17.30	10.35%	2.13%	2.13% (c)	(1.42%)	26%	$43,974
Institutional Class
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04% (c)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04% (c)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07% (c)	(0.30%)	24%	$103,000
Year Ended 5/31/2016	$19.48	(7.91%)	1.12%	1.12% (c)	(0.05%)	27%	$75,905
Year Ended 5/31/2015	$23.47	11.44%	1.13%	1.13% (c)	(0.44%)	26%	$18,605
Institutional 2 Class
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
Year Ended 5/31/2016	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
Year Ended 5/31/2015	$23.65	11.65%	0.98%	0.98%	(0.29%)	26%	$2,188
Institutional 3 Class
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Year Ended 5/31/2016	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
Year Ended 5/31/2015(e)	$24.21	15.90%	0.88% (f)	0.88% (f)	(0.15%) (f)	26%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04 (d)	1.79	1.83	—	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	—	(1.13)	(1.13)
Year Ended 5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	—	(2.13)	(2.13)
Year Ended 5/31/2015	$20.77	(0.19)	2.18	1.99	—	(2.30)	(2.30)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22

(e)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Small Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54% (c)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54% (c)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57% (c)	(0.77%)	24%	$11,210
Year Ended 5/31/2016	$16.62	(8.36%)	1.61%	1.61% (c)	(0.52%)	27%	$12,386
Year Ended 5/31/2015	$20.46	10.87%	1.63%	1.63% (c)	(0.92%)	26%	$11,772
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2019	19

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Select Small Cap Value Fund (formerly known as Columbia Select Smaller-Cap Value Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective October 1, 2018, Columbia Select Smaller-Cap Value Fund was renamed Columbia Select Small Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Select Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Select Small Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
May 31, 2019
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
22	Columbia Select Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Select Small Cap Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
May 31, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended May 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $34,902,422 and $24,374,314, respectively. The sale transactions resulted in a net realized gain of $11,499,858.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $849.
24	Columbia Select Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,424,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	124,984
Class C	648
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.33%	1.38%
Advisor Class	1.08	1.13
Class C	2.08	2.13
Institutional Class	1.08	1.13
Institutional 2 Class	1.02	1.05
Institutional 3 Class	0.97	0.99
Class R	1.58	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Select Small Cap Value Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
26	(27)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,077,224	32,451,630	35,528,854	—	80,197,670	80,197,670
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
720,373	—	—	85,873,762
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
406,493,897	138,291,894	(52,418,132)	85,873,762
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	9,996,179
26	Columbia Select Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $95,612,000 and $207,057,247, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Columbia Select Small Cap Value Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 66.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Select Small Cap Value Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Small Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Small Cap Value Fund | Annual Report 2019	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	98.22%	$24,969,413
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
30	Columbia Select Small Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Select Small Cap Value Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
32	Columbia Select Small Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Select Small Cap Value Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Select Small Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Select Small Cap Value Fund | Annual Report 2019	35

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
36	Columbia Select Small Cap Value Fund | Annual Report 2019

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Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN218_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Commodity Strategy Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Commodity Strategy Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Portfolio management
Threadneedle International Limited
David Donora
Nicolas Robin
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	-14.76	-10.54	-8.67
	Including sales charges		-19.65	-11.59	-9.36
Advisor Class*		03/19/13	-14.62	-10.32	-8.51
Class C*	Excluding sales charges	06/18/12	-15.53	-11.24	-9.37
	Including sales charges		-16.25	-11.24	-9.37
Institutional Class*		06/18/12	-14.51	-10.36	-8.48
Institutional 2 Class*		01/08/14	-14.64	-10.29	-8.49
Institutional 3 Class*		10/01/14	-14.34	-10.22	-8.46
Class R*		06/18/12	-15.08	-10.78	-8.90
Bloomberg Commodity Index Total Return			-12.37	-9.52	-8.56
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from July 28, 2011 through June 17, 2012, and of the Fund’s Class A shares for the periods from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Commodity Strategy Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Commodities market exposure (%) (at May 31, 2019)
Commodities contracts(a)	Long	Short	Net
Energy	28.0	0.0	28.0
Agriculture	34.9	(13.5)	21.4
Industrial Metals	20.5	(4.5)	16.0
Precious Metals	29.5	0.0	29.5
Livestock	5.1	0.0	5.1
Total notional market value of commodities contracts	118.0	(18.0)	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at May 31, 2019)
Money Market Funds	2.9
Options Purchased Calls	0.3
Options Purchased Puts	0.4
Treasury Bills	110.3
Other Assets	(13.9)
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an affiliated money market fund and treasury bills, which have been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Annual Report 2019

Manager Discussion of Fund Performance
At May 31, 2019, approximately 93.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended May 31, 2019, the Fund’s Class A shares returned -14.76% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -12.37% for the same time period. The Fund’s positions in base metals and energy detracted from performance, while positions in wheat and coffee contributed to returns.
Trade disputes and weather posed challenges
This was a particularly challenging period to generate outperformance based on a bottom-up strategy, as market moves were often driven by government interventions and macroeconomic factors. For example, the most significant factors influencing commodity markets during the period were the trade disputes between the U.S. and China, as well as between the U.S. and Canada and Mexico. Trade tariffs disrupted the global flow of commodities and had a large impact on prices. Additionally, there was a significant aberration in U.S. East Coast weather between November and March, which impacted our positions in U.S. natural gas.
Contributors and detractors
The Fund was positioned for an anticipated environment of continued strong global growth through an overweight position, relative to the benchmark, in base metals, specifically, copper, aluminum and nickel, together with an overweight in silver and an underweight in gold, the former of which behaved more like an industrial metal over the period. As global growth faded during the reporting period, this positioning, along with bouts of risk aversion in the final quarter of 2018, detracted from returns. Slowing economic activity was also a negative for gasoline; the Fund’s overweight in gasoline versus Brent crude oil was therefore disadvantageous over the reporting period as the impact of the U.S. trade wars began to be acutely felt in Asia. Elsewhere within energy, the Fund held an underweight position in U.S. natural gas in the autumn, when there was an early bout of winter weather, and then an overweight during the winter, when the U.S. East Coast experienced unseasonably warm weather. These positions therefore detracted from the Fund’s results. In agriculture, relative returns were hurt by the Fund’s overweight positioning in corn and soy at the time when China stopped buying U.S. agricultural products. Key contributing positions to Fund performance included an overweight relative to the benchmark in Kansas wheat versus Chicago wheat, an underweight in coffee, and an overweight in Brent crude oil versus West Texas Intermediate (WTI) crude early in the period.
Portfolio positioning
As mentioned, the Fund was positioned for an anticipated recovery in global growth, expressed through an overweight position in base metals and an overweight in silver relative to gold. We maintained this positioning throughout the period due to our belief that base metals remained fundamentally undervalued. By the end of the review period, the Fund was overweight in gasoline versus WTI and overweight in U.S. natural gas. In early May 2019 we covered the Fund’s underweights in grains and oilseeds, moving to overweight positions in both, as wet weather inhibited planting in the U.S. By far the most significant factor affecting the decisions regarding the Fund’s positioning over the period were the trade disputes between the U.S., China, Canada and Mexico, and new tariffs imposed between the U.S. and China in particular, which impacted base and precious metals, as well as petroleum, grains and oilseeds. While the Fund’s positioning in these areas had a negative impact on relative performance, exposure to these assets also impacted the performance of the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration
Columbia Commodity Strategy Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Commodity Strategy Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	947.80	1,019.40	5.39	5.59	1.11
Advisor Class	1,000.00	1,000.00	947.50	1,020.59	4.22	4.38	0.87
Class C	1,000.00	1,000.00	944.10	1,015.66	9.02	9.35	1.86
Institutional Class	1,000.00	1,000.00	947.60	1,020.64	4.18	4.33	0.86
Institutional 2 Class	1,000.00	1,000.00	948.50	1,021.09	3.74	3.88	0.77
Institutional 3 Class	1,000.00	1,000.00	949.80	1,021.39	3.45	3.58	0.71
Class R	1,000.00	1,000.00	945.70	1,018.15	6.60	6.84	1.36
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Annual Report 2019	7

Consolidated Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 110.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 110.3%
U.S. Treasury Bills
06/20/2019	2.330%	43,000,000	42,945,257
07/18/2019	2.290%	80,000,000	79,759,717
08/15/2019	2.230%	137,000,000	136,367,956
10/10/2019	2.290%	40,000,000	39,671,730
11/07/2019	2.310%	46,500,000	46,034,777
12/05/2019	2.260%	40,000,000	39,539,704
Total			384,319,141
Total Treasury Bills (Cost $384,216,116)			384,319,141

Options Purchased Calls 0.3%
Value ($)
(Cost $492,801)	973,504

Options Purchased Puts 0.4%
Value ($)
(Cost $983,422)	1,491,300

Money Market Funds 2.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(a),(b)	10,218,717	10,217,695
Total Money Market Funds (Cost $10,217,695)		10,217,695
Total Investments in Securities (Cost: $395,910,034)		397,001,640
Other Assets & Liabilities, Net		(48,553,916)
Net Assets		348,447,724
At May 31, 2019, securities and/or cash totaling $21,252,069 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	170	07/2019	USD	10,397,200	—	(1,279,837)
Brent Crude	296	09/2019	USD	17,872,480	—	(479,812)
Coffee	154	07/2019	USD	6,040,650	781,281	—
Coffee	117	09/2019	USD	4,699,013	216,804	—
Copper	521	07/2019	USD	34,386,000	—	(3,588,402)
Corn	1,090	07/2019	USD	23,271,500	3,153,995	—
Cotton	30	07/2019	USD	1,021,200	—	(145,746)
Cotton	91	12/2019	USD	3,051,685	—	(41,757)
Gas Oil	157	07/2019	USD	9,066,750	—	(879,397)
Gold 100 oz.	289	08/2019	USD	37,890,790	474,751	—
Lean Hogs	233	07/2019	USD	8,008,210	—	(395,247)
Live Cattle	285	08/2019	USD	11,750,550	—	(537,234)
Natural Gas	1,081	06/2019	USD	26,527,740	—	(3,380,207)
Nickel	159	07/2019	USD	11,433,213	—	(1,109,172)
NY Harbor ULSD Heat Oil	53	06/2019	USD	4,096,730	—	(533,117)
Primary Aluminum	290	07/2019	USD	12,939,438	—	(620,969)
RBOB Gasoline	322	06/2019	USD	23,956,414	—	(2,631,733)
RBOB Gasoline	47	07/2019	USD	3,433,181	—	(357,401)
Silver	367	07/2019	USD	26,730,445	—	(77,964)
Soybean	337	07/2019	USD	14,790,088	—	(536,529)
Soybean Meal	419	07/2019	USD	13,462,470	484,586	—
Soybean Oil	583	07/2019	USD	9,650,982	—	(606,579)
Sugar #11	107	06/2019	USD	1,450,064	78,902	—
Sugar #11	715	06/2019	USD	9,689,680	—	(498,355)
Wheat	387	07/2019	USD	9,733,050	1,041,335	—
Wheat	170	07/2019	USD	4,020,500	321,105	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Wheat	54	03/2020	USD	1,416,150	188,699	—
WTI Crude	265	06/2019	USD	14,177,500	—	(2,661,564)
Zinc	59	07/2019	USD	3,796,650	—	(470,138)
Total					6,741,458	(20,831,160)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	(10)	11/2019	USD	(452,375)	—	(23,412)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Corn	UBS	USD	11,208,750	525	450.00	06/21/2019	94,421	265,781
Corn	UBS	USD	6,767,188	305	500.00	11/22/2019	81,197	327,875
Gold	UBS	USD	7,866,600	60	1,350.00	07/25/2019	34,426	41,400
Primary Aluminum†,††	UBS	USD	8,209,850	184	1,900.00	07/03/2019	115,032	29,348
Soybean	UBS	USD	4,388,750	100	840.00	06/21/2019	55,748	220,000
Soybean	UBS	USD	3,980,900	88	1,000.00	10/25/2019	111,977	89,100
Total							492,801	973,504
†	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2019, the total value of these option contracts amounted to $29,348, which represents less than 0.01% of total net assets.
††	Valuation based on significant unobservable inputs.

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Copper	UBS	USD	9,240,000	140	280.00	06/25/2019	87,878	577,500
Corn	UBS	USD	7,686,000	360	400.00	06/21/2019	59,839	83,250
Silver	UBS	USD	21,529,620	294	14.25	08/27/2019	408,296	339,570
Silver	UBS	USD	11,936,490	163	14.50	08/27/2019	236,965	272,210
Silver	UBS	USD	9,593,130	131	14.50	08/27/2019	190,444	218,770
Total							983,422	1,491,300

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Corn	UBS	USD	(22,417,500)	(1,050)	500.00	6/21/2019	(53,559)	(157,500)
Soybean	UBS	USD	(4,388,750)	(100)	900.00	6/21/2019	(8,302)	(59,375)
Soybean	UBS	USD	(3,980,900)	(88)	1,200.00	10/25/2019	(18,923)	(17,600)
Total							(80,784)	(234,475)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Copper	UBS	USD	(9,240,000)	(140)	260.00	06/25/2019	(16,822)	(99,750)
Corn	UBS	USD	(15,372,000)	(720)	375.00	06/21/2019	(24,322)	(31,500)
Primary Aluminum†,††	UBS	USD	(8,209,850)	(184)	1,800.00	07/03/2019	(118,993)	(206,586)
Soybean	UBS	USD	(4,388,750)	(100)	770.00	06/21/2019	(41,179)	(1,875)
Soybean	UBS	USD	(1,538,075)	(34)	800.00	10/25/2019	(17,511)	(18,062)
Total							(218,827)	(357,773)
†	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2019, the total value of these option contracts amounted to $206,586, which represents 0.06% of total net assets.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2019	9

Consolidated Portfolio of Investments  (continued)
May 31, 2019
††	Valuation based on significant unobservable inputs.
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	65,647,013	659,584,467	(715,012,763)	10,218,717	542	(6,091)	555,198	10,217,695
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Treasury Bills	384,319,141	—	—	—	384,319,141
Options Purchased Calls	944,156	—	29,348	—	973,504
Options Purchased Puts	1,491,300	—	—	—	1,491,300
Money Market Funds	—	—	—	10,217,695	10,217,695
Total Investments in Securities	386,754,597	—	29,348	10,217,695	397,001,640
Investments in Derivatives
Asset
Futures Contracts	6,741,458	—	—	—	6,741,458
Liability
Futures Contracts	(20,854,572)	—	—	—	(20,854,572)
Options Contracts Written	(385,662)	—	(206,586)	—	(592,248)
Total	372,255,821	—	(177,238)	10,217,695	382,296,278
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain option contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2019	11

Consolidated Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $384,216,116)	$384,319,141
Affiliated issuers (cost $10,217,695)	10,217,695
Options purchased (cost $1,476,223)	2,464,804
Margin deposits on:
Futures contracts	21,252,069
Receivable for:
Capital shares sold	84,207
Dividends	21,406
Variation margin for futures contracts	2,036,688
Prepaid expenses	420
Total assets	420,396,430
Liabilities
Option contracts written, at value (premiums received $299,611)	592,248
Payable for:
Investments purchased	34,426
Capital shares purchased	62,189,211
Variation margin for futures contracts	9,041,609
Management services fees	7,207
Distribution and/or service fees	24
Transfer agent fees	4,106
Compensation of board members	29,510
Other expenses	50,365
Total liabilities	71,948,706
Net assets applicable to outstanding capital stock	$348,447,724
Represented by
Paid in capital	444,581,605
Total distributable earnings (loss) (Note 2)	(96,133,881)
Total - representing net assets applicable to outstanding capital stock	$348,447,724
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Annual Report 2019

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$1,774,966
Shares outstanding	425,951
Net asset value per share	$4.17
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$4.42
Advisor Class
Net assets	$23,532,823
Shares outstanding	5,519,709
Net asset value per share	$4.26
Class C
Net assets	$124,042
Shares outstanding	31,316
Net asset value per share	$3.96
Institutional Class
Net assets	$771,462
Shares outstanding	182,473
Net asset value per share	$4.23
Institutional 2 Class
Net assets	$1,403,571
Shares outstanding	327,599
Net asset value per share	$4.28
Institutional 3 Class
Net assets	$320,250,660
Shares outstanding	74,455,664
Net asset value per share	$4.30
Class R
Net assets	$590,200
Shares outstanding	143,940
Net asset value per share	$4.10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2019	13

Consolidated Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$555,198
Interest	7,937,943
Total income	8,493,141
Expenses:
Management services fees	2,353,833
Distribution and/or service fees
Class A	5,062
Class C	1,649
Class R	2,820
Class T	2
Transfer agent fees
Class A	3,208
Advisor Class	34,510
Class C	260
Institutional Class	2,724
Institutional 2 Class	861
Institutional 3 Class	25,823
Class R	903
Class T	2
Compensation of board members	17,049
Custodian fees	8,440
Printing and postage fees	21,023
Registration fees	134,468
Audit fees	41,425
Legal fees	10,388
Compensation of chief compliance officer	89
Other	18,923
Total expenses	2,683,462
Expense reduction	(20)
Total net expenses	2,683,442
Net investment income	5,809,699
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(215,881)
Investments — affiliated issuers	542
Futures contracts	(50,610,934)
Options purchased	(2,851,234)
Options contracts written	193,836
Net realized loss	(53,483,671)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	253,056
Investments — affiliated issuers	(6,091)
Futures contracts	(21,001,858)
Options purchased	988,581
Options contracts written	(292,637)
Net change in unrealized appreciation (depreciation)	(20,058,949)
Net realized and unrealized loss	(73,542,620)
Net decrease in net assets resulting from operations	$(67,732,921)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Annual Report 2019

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$5,809,699	$2,824,147
Net realized gain (loss)	(53,483,671)	29,998,357
Net change in unrealized appreciation (depreciation)	(20,058,949)	11,105,297
Net increase (decrease) in net assets resulting from operations	(67,732,921)	43,927,801
Distributions to shareholders
Net investment income and net realized gains
Class A	(302,699)
Advisor Class	(3,068,754)
Class C	(24,695)
Institutional Class	(270,228)
Institutional 2 Class	(174,594)
Institutional 3 Class	(39,342,600)
Class R	(91,612)
Net investment income
Advisor Class		(17,230)
Institutional Class		(3,545)
Institutional 2 Class		(1,507)
Institutional 3 Class		(777,549)
Total distributions to shareholders (Note 2)	(43,275,182)	(799,831)
Increase (decrease) in net assets from capital stock activity	(152,645,257)	328,542,898
Total increase (decrease) in net assets	(263,653,360)	371,670,868
Net assets at beginning of year	612,101,084	240,430,216
Net assets at end of year	$348,447,724	$612,101,084
Excess of distributions over net investment income	$(27,238,193)	$(4,875,285)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2019	15

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	108,621	549,067	267,354	1,478,536
Distributions reinvested	70,796	300,177	—	—
Redemptions	(126,389)	(590,395)	(283,006)	(1,578,296)
Net increase (decrease)	53,028	258,849	(15,652)	(99,760)
Advisor Class
Subscriptions	2,628,837	12,347,500	1,474,285	8,253,107
Distributions reinvested	706,268	3,065,204	3,141	17,211
Redemptions	(1,493,070)	(6,994,543)	(653,543)	(3,670,320)
Net increase	1,842,035	8,418,161	823,883	4,599,998
Class C
Subscriptions	1,006	4,849	363	1,897
Distributions reinvested	6,044	24,478	—	—
Redemptions	(16,481)	(73,555)	(26,001)	(134,821)
Net decrease	(9,431)	(44,228)	(25,638)	(132,924)
Institutional Class
Subscriptions	498,005	2,357,404	776,387	4,268,978
Distributions reinvested	62,844	270,228	652	3,545
Redemptions	(1,147,559)	(5,638,264)	(228,031)	(1,250,818)
Net increase (decrease)	(586,710)	(3,010,632)	549,008	3,021,705
Institutional 2 Class
Subscriptions	65,355	285,277	85,631	468,798
Distributions reinvested	39,990	174,357	273	1,505
Redemptions	(3,405)	(16,453)	(1,521)	(8,479)
Net increase	101,940	443,181	84,383	461,824
Institutional 3 Class
Subscriptions	56,147,108	275,383,273	76,129,041	423,416,944
Distributions reinvested	9,002,826	39,342,349	141,115	777,546
Redemptions	(89,093,318)	(473,804,803)	(19,038,723)	(103,804,034)
Net increase (decrease)	(23,943,384)	(159,079,181)	57,231,433	320,390,456
Class R
Subscriptions	70,845	357,994	140,336	774,870
Distributions reinvested	21,865	91,395	—	—
Redemptions	(17,655)	(79,283)	(86,251)	(473,271)
Net increase	75,055	370,106	54,085	301,599
Class T
Redemptions	(297)	(1,513)	—	—
Net decrease	(297)	(1,513)	—	—
Total net increase (decrease)	(22,467,764)	(152,645,257)	58,701,502	328,542,898
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Annual Report 2019

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Columbia Commodity Strategy Fund | Annual Report 2019	17

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$5.76	0.06	(0.90)	(0.84)	(0.75)	(0.75)
Year Ended 5/31/2018	$5.24	0.01	0.51	0.52	—	—
Year Ended 5/31/2017	$5.39	(0.03)	(0.12)	(0.15)	—	—
Year Ended 5/31/2016	$6.32	(0.06)	(0.87)	(0.93)	—	—
Year Ended 5/31/2015	$8.57	(0.08)	(2.17)	(2.25)	—	—
Advisor Class
Year Ended 5/31/2019	$5.87	0.07	(0.91)	(0.84)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.33	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.48	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.40	(0.04)	(0.88)	(0.92)	—	—
Year Ended 5/31/2015	$8.65	(0.07)	(2.18)	(2.25)	—	—
Class C
Year Ended 5/31/2019	$5.51	0.02	(0.86)	(0.84)	(0.71)	(0.71)
Year Ended 5/31/2018	$5.04	(0.03)	0.50	0.47	—	—
Year Ended 5/31/2017	$5.23	(0.07)	(0.12)	(0.19)	—	—
Year Ended 5/31/2016	$6.18	(0.10)	(0.85)	(0.95)	—	—
Year Ended 5/31/2015	$8.45	(0.13)	(2.14)	(2.27)	—	—
Institutional Class
Year Ended 5/31/2019	$5.83	0.07	(0.90)	(0.83)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.29	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.44	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.37	(0.05)	(0.88)	(0.93)	—	—
Year Ended 5/31/2015	$8.62	(0.07)	(2.18)	(2.25)	—	—
Institutional 2 Class
Year Ended 5/31/2019	$5.90	0.08	(0.93)	(0.85)	(0.77)	(0.77)
Year Ended 5/31/2018	$5.35	0.03	0.53	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.49	(0.01)	(0.13)	(0.14)	—	—
Year Ended 5/31/2016	$6.42	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015	$8.68	(0.06)	(2.20)	(2.26)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$4.17	(14.76%)	1.11%	1.11% (c)	1.18%	0%	$1,775
Year Ended 5/31/2018	$5.76	9.92%	1.08%	1.08% (c)	0.22%	0%	$2,148
Year Ended 5/31/2017	$5.24	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Year Ended 5/31/2016	$5.39	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
Year Ended 5/31/2015	$6.32	(26.25%)	1.51%	1.27%	(1.17%)	0%	$3,193
Advisor Class
Year Ended 5/31/2019	$4.26	(14.62%)	0.86%	0.86% (c)	1.44%	0%	$23,533
Year Ended 5/31/2018	$5.87	10.24%	0.83%	0.83% (c)	0.48%	0%	$21,601
Year Ended 5/31/2017	$5.33	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Year Ended 5/31/2016	$5.48	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
Year Ended 5/31/2015	$6.40	(26.01%)	1.26%	1.02%	(1.00%)	0%	$381
Class C
Year Ended 5/31/2019	$3.96	(15.53%)	1.86%	1.86% (c)	0.41%	0%	$124
Year Ended 5/31/2018	$5.51	9.33%	1.82%	1.82% (c)	(0.57%)	0%	$224
Year Ended 5/31/2017	$5.04	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Year Ended 5/31/2016	$5.23	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
Year Ended 5/31/2015	$6.18	(26.86%)	2.26%	2.02%	(1.93%)	0%	$275
Institutional Class
Year Ended 5/31/2019	$4.23	(14.51%)	0.84%	0.84% (c)	1.35%	0%	$771
Year Ended 5/31/2018	$5.83	10.32%	0.83%	0.83% (c)	0.52%	0%	$4,485
Year Ended 5/31/2017	$5.29	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Year Ended 5/31/2016	$5.44	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
Year Ended 5/31/2015	$6.37	(26.10%)	1.26%	1.02%	(0.92%)	0%	$693
Institutional 2 Class
Year Ended 5/31/2019	$4.28	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$5.90	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$5.35	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
Year Ended 5/31/2016	$5.49	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
Year Ended 5/31/2015	$6.42	(26.04%)	1.18%	0.96%	(0.78%)	0%	$2
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2019	19

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$5.91	0.08	(0.91)	(0.83)	(0.78)	(0.78)
Year Ended 5/31/2018	$5.36	0.04	0.52	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.50	0.00 (d)	(0.14)	(0.14)	—	—
Year Ended 5/31/2016	$6.43	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015(e)	$7.70	(0.04)	(1.23)	(1.27)	—	—
Class R
Year Ended 5/31/2019	$5.68	0.05	(0.89)	(0.84)	(0.74)	(0.74)
Year Ended 5/31/2018	$5.17	0.00 (d)	0.51	0.51	—	—
Year Ended 5/31/2017	$5.34	(0.05)	(0.12)	(0.17)	—	—
Year Ended 5/31/2016	$6.28	(0.08)	(0.86)	(0.94)	—	—
Year Ended 5/31/2015	$8.53	(0.10)	(2.15)	(2.25)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Commodity Strategy Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$4.30	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$5.91	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$5.36	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
Year Ended 5/31/2016	$5.50	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
Year Ended 5/31/2015(e)	$6.43	(16.49%)	1.33% (f)	0.97% (f)	(0.80%) (f)	0%	$2
Class R
Year Ended 5/31/2019	$4.10	(15.08%)	1.36%	1.36% (c)	0.97%	0%	$590
Year Ended 5/31/2018	$5.68	9.86%	1.34%	1.34% (c)	0.07%	0%	$391
Year Ended 5/31/2017	$5.17	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
Year Ended 5/31/2016	$5.34	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
Year Ended 5/31/2015	$6.28	(26.38%)	1.76%	1.52%	(1.42%)	0%	$117
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2019	21

Notes to Consolidated Financial Statements
May 31, 2019
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2019, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	5.71%
Net assets	$19,894,819
Net investment income (loss)	364,021
Net realized gain (loss)	(53,268,319)
Net change in unrealized appreciation (depreciation)	(20,307,384)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
22	Columbia Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Commodity Strategy Fund | Annual Report 2019	23

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
24	Columbia Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund
Columbia Commodity Strategy Fund | Annual Report 2019	25

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2019:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,741,458*
Commodity-related investment risk	Investments, at value — Options purchased	2,464,804
Total		9,206,262

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	20,854,572*
Commodity-related investment risk	Options contracts written, at value	592,248
Total		21,446,820

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(50,610,934)	193,836	(2,851,234)	(53,268,332)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(21,001,858)	(292,637)	988,581	(20,305,914)
26	Columbia Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	297,060,138
Futures contracts — short	371,414

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.

Derivative instrument	Average value ($)*
Options contracts — purchased	1,093,109
Options contracts — written	(515,585)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2019:
UBS ($)
Assets
Options purchased calls	973,504
Options purchased puts	1,491,300
Total assets	2,464,804
Liabilities
Options contracts written	592,248
Total liabilities	592,248
Total financial and derivative net assets	1,872,556
Total collateral received (pledged) (a)	-
Net amount (b)	1,872,556

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Commodity Strategy Fund | Annual Report 2019	27

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Consolidated Statement of Assets and Liabilities and combining income and gain
28	Columbia Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
distributions paid to shareholders as presented on the Consolidated Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Commodity Strategy Fund | Annual Report 2019	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.16
Class T	0.12 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	11,523
30	Columbia Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.22%	1.36%
Advisor Class	0.97	1.11
Class C	1.97	2.11
Institutional Class	0.97	1.11
Institutional 2 Class	0.89	1.02
Institutional 3 Class	0.83	0.96
Class R	1.47	1.61
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and investments in commodity subsidiary. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
15,102,575	—	(15,102,575)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,275,182	—	43,275,182	799,831	—	799,831
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Commodity Strategy Fund | Annual Report 2019	31

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,377,870	—	(286,776)	(106,753,204)
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
521,184,856	2,486,516	(109,239,720)	(106,753,204)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
286,776	—	286,776	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended May 31, 2019, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
32	Columbia Commodity Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia Commodity Strategy Fund | Annual Report 2019	33

Notes to Consolidated Financial Statements  (continued)
May 31, 2019
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 91.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Commodity Strategy Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related consolidated statement of operations for the year ended May 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Commodity Strategy Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Commodity Strategy Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Commodity Strategy Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Columbia Commodity Strategy Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Commodity Strategy Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Commodity Strategy Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund | Annual Report 2019	41

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Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN129_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Flexible Capital Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Flexible Capital Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Flexible Capital Income Fund (the Fund) seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	0.82	4.84	7.84
	Including sales charges		-4.96	3.60	7.03
Advisor Class*		11/08/12	1.07	5.08	8.06
Class C	Excluding sales charges	07/28/11	0.07	4.06	7.03
	Including sales charges		-0.90	4.06	7.03
Institutional Class		07/28/11	1.08	5.09	8.09
Institutional 2 Class*		11/08/12	1.10	5.15	8.11
Institutional 3 Class*		03/01/17	1.16	5.00	7.94
Class R		07/28/11	0.57	4.58	7.55
Blended Benchmark			3.52	5.78	8.22
Bloomberg Barclays U.S. Aggregate Bond Index			6.40	2.70	2.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Flexible Capital Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 28, 2011 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
Johnson & Johnson	1.2
Lockheed Martin Corp.	1.2
General Mills, Inc.	1.2
Pfizer, Inc.	1.1
JPMorgan Chase & Co.	1.1
Avantor, Inc. 05/15/2022 6.250%	1.1
Merck & Co., Inc.	1.1
American Electric Power Co., Inc. 03/15/2022 6.125%	1.1
Becton Dickinson and Co. 05/01/2020 6.125%	1.1
Suncor Energy, Inc.	1.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	37.5
Convertible Bonds	15.7
Convertible Preferred Stocks	14.0
Corporate Bonds & Notes	26.6
Limited Partnerships	1.0
Money Market Funds	3.4
Preferred Debt	1.2
Senior Loans	0.6
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Flexible Capital Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 0.82% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned 3.52%. It also underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.40% for the same period. Convertible securities were a drag on performance, and energy positions also weighed on returns.
Trade concerns dampened investor confidence
Optimism prevailed early in the 12-month period that ended May 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of U.S. economic growth averaged approximately 3.2% (annualized), as the labor markets added more than 196,000 jobs per month, on average, and manufacturing activity, though somewhat weaker, remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019.
However, the economic backdrop looked less rosy as the period wore on. European economies transitioned to a slower pace of growth in the second half of 2018, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar. With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve backed away from additional rate hikes and vowed patience going forward, then dipped again in May 2019 as trade concerns amplified.
Bonds generally outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 6.40%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 3.78%. The Bloomberg Barclays U.S. Convertibles Composite Index gained 1.36%.
Contributors and detractors
In a volatile year, the Fund’s convertible securities detracted from overall performance and energy positions weighed on results. Preferred securities and cash were the Fund’s best performers. On a sector basis, defensive positions in consumer staples and utilities produced the top results for the Fund. Within consumer staples, exposure to brand-name food products companies General Mills’ and ConAgra Brands aided returns. General Mills 2011 acquisition of yogurt-maker Yoplait finally panned out for the food giant. ConAgra took steps to reinvigorate the Birds Eye brand it acquired in 2018. In the utilities sector, positions in American Electric Power and Edison International aided results. The Fund had exposure to American Electric common stock and convertibles. DTE Energy convertibles also added to Fund returns.
In the energy sector, positions in Nabors, Bristow Group and Aegean Marine detracted from Fund returns. Bristow and Nabors, whose businesses are closely tied to the price of oil, suffered as crude prices fell during the period. Both companies were doubly exposed, as they have elevated balance-sheet leverage, which put off investors. We sold Aegean Marine, which provides fuel for ocean going tankers. The company encountered accounting irregularities and defaulted during the period. Tariff talk weighed on prospects for Western Digital and Intel, which lost significant ground during the period. In the health care sector, Clovis and Novavax convertibles weighed on results. Novavax suffered a sharp decline after a second Phase 3 trial for a drug to treat respiratory illness failed to meet primary endpoint efficacy targets. Clovis dropped sharply after the company decided to discontinue a phase 2 trial evaluating a therapy for metastatic bladder cancer.
At period’s end
As the conversation on tariffs escalated, we continued to keep an eye on trade issues. Regardless of the economic or political backdrop, we continue to believe that the flexibility to move seamlessly across income-oriented market segments is an important tool for us as managers to provide a competitive advantage for the Fund over the longer term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding
Columbia Flexible Capital Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Flexible Capital Income Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.20	1,019.85	5.16	5.14	1.02
Advisor Class	1,000.00	1,000.00	1,028.30	1,021.09	3.89	3.88	0.77
Class C	1,000.00	1,000.00	1,023.50	1,016.11	8.93	8.90	1.77
Institutional Class	1,000.00	1,000.00	1,028.50	1,021.09	3.89	3.88	0.77
Institutional 2 Class	1,000.00	1,000.00	1,028.50	1,021.29	3.69	3.68	0.73
Institutional 3 Class	1,000.00	1,000.00	1,028.20	1,021.49	3.49	3.48	0.69
Class R	1,000.00	1,000.00	1,026.00	1,018.60	6.41	6.39	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Flexible Capital Income Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 37.2%
Issuer	Shares	Value ($)
Communication Services 1.8%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	235,000	7,186,300
Verizon Communications, Inc.	160,000	8,696,000
Total		15,882,300
Total Communication Services		15,882,300
Consumer Discretionary 4.0%
Automobiles 0.7%
General Motors Co.	185,000	6,167,900
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	85,000	4,351,150
Extended Stay America, Inc.	400,000	6,856,000
Six Flags Entertainment Corp.	100,000	4,936,000
Total		16,143,150
Leisure Products 0.5%
Hasbro, Inc.	47,500	4,519,150
Specialty Retail 0.5%
Home Depot, Inc. (The)	23,500	4,461,475
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	150,000	4,284,000
Total Consumer Discretionary		35,575,675
Consumer Staples 2.9%
Food Products 1.9%
ConAgra Foods, Inc.	275,000	7,361,750
General Mills, Inc.	200,000	9,888,000
Total		17,249,750
Tobacco 1.0%
Philip Morris International, Inc.	110,000	8,484,300
Total Consumer Staples		25,734,050
Energy 2.6%
Oil, Gas & Consumable Fuels 2.6%
BP PLC, ADR	225,000	9,162,000
Suncor Energy, Inc.	300,000	9,240,000
Valero Energy Corp.	60,000	4,224,000
Total		22,626,000
Total Energy		22,626,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 7.3%
Banks 3.6%
Bank of America Corp.	315,000	8,379,000
BB&T Corp.	145,000	6,778,750
JPMorgan Chase & Co.	90,000	9,536,400
PacWest Bancorp	190,000	6,904,600
Total		31,598,750
Capital Markets 1.5%
Ares Capital Corp.	525,000	9,219,000
TCG BDC, Inc.	300,000	4,392,000
Total		13,611,000
Insurance 0.8%
Prudential Financial, Inc.	75,000	6,928,500
Mortgage Real Estate Investment Trusts (REITS) 1.4%
Blackstone Mortgage Trust, Inc.	105,000	3,702,300
Starwood Property Trust, Inc.	400,000	8,820,000
Total		12,522,300
Total Financials		64,660,550
Health Care 4.6%
Biotechnology 0.7%
Gilead Sciences, Inc.	105,000	6,536,250
Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	100,000	4,537,000
Johnson & Johnson	80,000	10,492,000
Merck & Co., Inc.	120,000	9,505,200
Pfizer, Inc.	235,000	9,757,200
Total		34,291,400
Total Health Care		40,827,650
Industrials 2.4%
Aerospace & Defense 1.2%
Lockheed Martin Corp.	30,000	10,156,200
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	70,000	6,504,400
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.	120,000	4,784,400
Total Industrials		21,445,000
Information Technology 8.1%
Communications Equipment 1.0%
Cisco Systems, Inc.	170,000	8,845,100
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	240,000	6,921,600
IT Services 1.3%
Automatic Data Processing, Inc.	30,000	4,803,600
International Business Machines Corp.	52,500	6,666,975
Total		11,470,575
Semiconductors & Semiconductor Equipment 4.4%
Analog Devices, Inc.	50,000	4,831,000
Broadcom, Inc.	32,500	8,178,300
Intel Corp.	100,000	4,404,000
Lam Research Corp.	50,000	8,730,500
QUALCOMM, Inc.	60,000	4,009,200
Texas Instruments, Inc.	82,500	8,605,575
Total		38,758,575
Technology Hardware, Storage & Peripherals 0.6%
Western Digital Corp.	150,000	5,583,000
Total Information Technology		71,578,850
Materials 0.5%
Chemicals 0.5%
Dow, Inc.	100,000	4,676,000
Total Materials		4,676,000
Real Estate 2.2%
Equity Real Estate Investment Trusts (REITS) 2.2%
Alexandria Real Estate Equities, Inc.	50,000	7,320,500
Digital Realty Trust, Inc.	60,000	7,063,200
Duke Realty Corp.	160,000	4,814,400
Total		19,198,100
Total Real Estate		19,198,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.8%
Electric Utilities 0.8%
American Electric Power Co., Inc.	30,000	2,583,600
Edison International	80,000	4,749,600
Total		7,333,200
Total Utilities		7,333,200
Total Common Stocks (Cost $325,084,114)		329,537,375

Convertible Bonds 15.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 1.0%
DISH Network Corp.
08/15/2026	3.375%	10,000,000	9,188,789
Gaming 0.5%
Caesars Entertainment Corp.
10/01/2024	5.000%	3,300,000	4,681,574
Health Care 0.7%
Invacare Corp.
02/15/2021	5.000%	4,500,000	3,755,192
Novavax, Inc.
02/01/2023	3.750%	6,840,000	2,684,700
Total			6,439,892
Home Construction 0.7%
SunPower Corp.
01/15/2023	4.000%	7,508,000	6,236,332
Independent Energy 1.0%
Chesapeake Energy Corp.
09/15/2026	5.500%	10,500,000	8,505,000
Life Insurance 0.8%
AXA SA(a)
05/15/2021	7.250%	6,800,000	6,926,344
Metals and Mining 0.5%
Endeavour Mining Corp.(a)
02/15/2023	3.000%	5,000,000	4,728,000
Oil Field Services 0.1%
Bristow Group, Inc.(b)
06/01/2023	0.000%	4,526,000	995,720
Other Industry 0.5%
Green Plains, Inc.
09/01/2022	4.125%	5,000,000	4,531,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 1.5%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	5,500,000	5,622,660
IH Merger Sub LLC
01/15/2022	3.500%	6,200,000	7,336,714
Total			12,959,374
Pharmaceuticals 5.1%
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	3,000,000	2,085,000
Alder Biopharmaceuticals, Inc.
02/01/2025	2.500%	5,300,000	4,647,438
Clovis Oncology, Inc.
05/01/2025	1.250%	10,000,000	6,599,353
Dermira, Inc.
05/15/2022	3.000%	5,500,000	4,754,063
Insmed, Inc.
01/15/2025	1.750%	5,000,000	4,698,120
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	5,000,000	4,571,134
Medicines Co. (The)
07/15/2023	2.750%	8,000,000	7,718,521
Radius Health, Inc.
09/01/2024	3.000%	5,500,000	4,721,283
Tilray, Inc.(a)
10/01/2023	5.000%	6,000,000	4,916,159
Total			44,711,071
Property & Casualty 0.9%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%	3,400,000	4,023,888
MGIC Investment Corp.(a),(c)
Junior Subordinated
04/01/2063	9.000%	3,089,000	4,055,579
Total			8,079,467
Retailers 0.5%
GNC Holdings, Inc.
08/15/2020	1.500%	4,700,000	3,877,500
Technology 1.5%
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	8,000,000	8,682,642
Veeco Instruments, Inc.
01/15/2023	2.700%	5,500,000	4,750,900
Total			13,433,542
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.3%
Gogo, Inc.(a)
05/15/2022	6.000%	2,500,000	2,564,677
Total Convertible Bonds (Cost $150,658,936)			137,858,782

Convertible Preferred Stocks 13.9%
Issuer		Shares	Value ($)
Consumer Staples 0.5%
Household Products 0.5%
Energizer Holdings, Inc.	7.500%	50,000	4,566,288
Total Consumer Staples			4,566,288
Energy 0.3%
Energy Equipment & Services 0.3%
Nabors Industries Ltd.	6.000%	155,000	3,098,450
Total Energy			3,098,450
Financials 3.3%
Banks 1.9%
Bank of America Corp.	7.250%	6,200	8,264,972
Wells Fargo & Co.	7.500%	6,500	8,625,500
Total			16,890,472
Capital Markets 0.8%
AMG Capital Trust II	5.150%	87,500	4,119,516
Cowen, Inc.	5.625%	3,700	3,121,330
Total			7,240,846
Insurance 0.6%
Assurant, Inc.	6.500%	47,500	5,078,225
Total Financials			29,209,543
Health Care 3.2%
Health Care Equipment & Supplies 2.1%
Becton Dickinson and Co.	6.125%	160,000	9,299,200
Danaher Corp.	4.750%	8,800	9,228,560
Total			18,527,760
Life Sciences Tools & Services 1.1%
Avantor, Inc.	6.250%	155,000	9,510,800
Total Health Care			28,038,560

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 1.2%
Machinery 1.2%
Fortive Corp.	5.000%	6,500	6,412,320
Rexnord Corp.	5.750%	80,000	4,394,283
Total			10,806,603
Total Industrials			10,806,603
Information Technology 0.8%
Electronic Equipment, Instruments & Components 0.8%
Belden, Inc.	6.750%	100,000	6,928,000
Total Information Technology			6,928,000
Real Estate 0.9%
Equity Real Estate Investment Trusts (REITS) 0.9%
Crown Castle International Corp.	6.875%	6,500	7,683,561
Total Real Estate			7,683,561
Utilities 3.7%
Electric Utilities 1.1%
American Electric Power Co., Inc.	6.125%	180,000	9,436,644
Multi-Utilities 2.0%
CenterPoint Energy, Inc.	7.000%	180,000	9,009,000
DTE Energy Co.	6.500%	165,000	9,164,882
Total			18,173,882
Water Utilities 0.6%
Aqua America, Inc.	6.000%	90,000	4,998,888
Total Utilities			32,609,414
Total Convertible Preferred Stocks (Cost $125,118,966)			122,940,419

Corporate Bonds & Notes 26.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 1.0%
LPL Holdings, Inc.(a)
09/15/2025	5.750%	8,650,000	8,724,632
Cable and Satellite 1.7%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	8,000,000	9,002,448
Gogo Intermediate Holdings LLC/Finance Co., Inc.(a)
05/01/2024	9.875%	2,000,000	2,035,858
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telesat Canada/LLC(a)
11/15/2024	8.875%	3,600,000	3,888,209
Total			14,926,515
Chemicals 0.9%
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	8,500,000	8,331,428
Consumer Products 1.0%
Mattel, Inc.(a)
12/31/2025	6.750%	8,746,000	8,623,425
Electric 1.1%
Covanta Holding Corp.
07/01/2025	5.875%	4,666,000	4,770,168
01/01/2027	6.000%	5,000,000	5,100,975
Total			9,871,143
Finance Companies 2.7%
Fortress Transportation & Infrastructure Investors LLC(a)
10/01/2025	6.500%	6,000,000	6,051,528
iStar, Inc.
04/01/2022	6.000%	8,957,000	9,095,367
Springleaf Finance Corp.
03/15/2025	6.875%	6,100,000	6,384,065
03/15/2026	7.125%	2,091,000	2,195,571
Total			23,726,531
Food and Beverage 1.0%
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	4,972,000	4,556,560
Lamb Weston Holdings, Inc.(a)
11/01/2026	4.875%	4,600,000	4,628,713
Total			9,185,273
Health Care 1.0%
Quotient Ltd.(a),(d),(e)
04/15/2024	12.000%	1,330,000	1,330,000
04/15/2024	12.000%	570,000	570,000
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	8,000,000	7,273,040
Total			9,173,040
Healthcare Insurance 1.0%
Centene Corp.
01/15/2025	4.750%	7,523,000	7,653,080
Centene Corp.(a)
06/01/2026	5.375%	1,034,000	1,073,922
Total			8,727,002

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 1.4%
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	8,600,000	7,755,773
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	4,169,067	4,408,788
Total			12,164,561
Lodging 0.9%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	8,132,000	8,431,144
Media and Entertainment 1.4%
Lions Gate Capital Holdings LLC(a)
11/01/2024	5.875%	7,950,000	8,062,604
Meredith Corp.
02/01/2026	6.875%	4,000,000	4,124,692
Total			12,187,296
Metals and Mining 1.7%
CONSOL Energy, Inc.(a)
11/15/2025	11.000%	3,600,000	3,904,466
Constellium NV(a)
03/01/2025	6.625%	8,400,000	8,597,484
Warrior Met Coal, Inc.(a)
11/01/2024	8.000%	2,737,000	2,830,469
Total			15,332,419
Midstream 0.9%
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	3,111,000	3,130,484
Summit Midstream Partners LP(c)
Junior Subordinated
12/31/2049	9.500%	5,600,000	5,086,010
Total			8,216,494
Oil Field Services 0.3%
SESI LLC
09/15/2024	7.750%	3,500,000	2,276,754
Other Industry 1.0%
WeWork Companies, Inc.(a)
05/01/2025	7.875%	9,500,000	8,735,715
Packaging 1.9%
BWAY Holding Co.(a)
04/15/2025	7.250%	9,500,000	9,155,226
Novolex (a)
01/15/2025	6.875%	9,000,000	8,066,241
Total			17,221,467
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.4%
Bausch Health Companies, Inc.(a)
01/31/2027	8.500%	7,700,000	8,129,137
Horizon Pharma, Inc.(a)
11/01/2024	8.750%	3,700,000	3,987,486
Total			12,116,623
Restaurants 0.5%
IRB Holding Corp.(a)
02/15/2026	6.750%	4,500,000	4,388,296
Retailers 0.1%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,613,000	958,293
Supermarkets 0.5%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	4,353,209
Technology 1.5%
Diebold, Inc.
04/15/2024	8.500%	6,000,000	5,227,668
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	3,450,000	3,760,010
Informatica LLC(a)
07/15/2023	7.125%	4,232,000	4,274,087
Total			13,261,765
Transportation Services 1.0%
Hertz Corp. (The)(a)
06/01/2022	7.625%	3,450,000	3,510,375
Hertz Corp. (The)
10/15/2022	6.250%	5,600,000	5,346,488
Total			8,856,863
Wirelines 0.5%
Frontier Communications Corp.
09/15/2025	11.000%	6,740,000	4,258,238
Total Corporate Bonds & Notes (Cost $239,852,143)			234,048,126

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Limited Partnerships 1.0%
Issuer	Shares	Value ($)
Energy 1.0%
Oil, Gas & Consumable Fuels 1.0%
Enviva Partners LP	150,000	4,575,000
Rattler Midstream LP(f)	245,000	4,586,400
Total		9,161,400
Total Energy		9,161,400
Total Limited Partnerships (Cost $7,897,332)		9,161,400

Preferred Debt 1.2%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.7%
Citigroup Capital XIII(c)
10/30/2040	8.953%	222,500	6,076,475
Finance Companies 0.5%
GMAC Capital Trust I(c)
02/15/2040	8.303%	170,000	4,389,400
Total Preferred Debt (Cost $10,255,234)			10,465,875

Senior Loans 0.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.6%
BCP Raptor LLC/EagleClaw Midstream Ventures(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	6.689%	5,071,665	4,911,045
Total Senior Loans (Cost $5,031,485)			4,911,045
Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(d),(e),(f),(i)	16,125	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 3.3%
	Shares	Value ($)
JPMorgan US Government Money Market Fund, Agency Shares, 2.202%(j)	29,672,584	29,672,584
Total Money Market Funds (Cost $29,672,584)		29,672,584
Total Investments in Securities (Cost: $893,570,794)		878,595,606
Other Assets & Liabilities, Net		7,339,572
Net Assets		885,935,178

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2019, the total value of these securities amounted to $176,997,071, which represents 19.98% of total net assets.
(b)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2019, the total value of these securities amounted to $995,720, which represents 0.11% of total net assets.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2019.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2019, the total value of these securities amounted to $1,900,000, which represents 0.21% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Non-income producing investment.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
May 31, 2019
Notes to Portfolio of Investments  (continued)
(g)	The stated interest rate represents the weighted average interest rate at May 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(h)	Variable rate security. The interest rate shown was the current rate as of May 31, 2019.
(i)	Negligible market value.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2019.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	15,882,300	—	—	15,882,300
Consumer Discretionary	35,575,675	—	—	35,575,675
Consumer Staples	25,734,050	—	—	25,734,050
Energy	22,626,000	—	—	22,626,000
Financials	64,660,550	—	—	64,660,550
Health Care	40,827,650	—	—	40,827,650
Industrials	21,445,000	—	—	21,445,000
Information Technology	71,578,850	—	—	71,578,850
Materials	4,676,000	—	—	4,676,000
Real Estate	19,198,100	—	—	19,198,100
Utilities	7,333,200	—	—	7,333,200
Total Common Stocks	329,537,375	—	—	329,537,375
Convertible Bonds	—	137,858,782	—	137,858,782
Convertible Preferred Stocks
Consumer Staples	—	4,566,288	—	4,566,288
Energy	—	3,098,450	—	3,098,450
Financials	8,264,972	20,944,571	—	29,209,543
Health Care	—	28,038,560	—	28,038,560
Industrials	—	10,806,603	—	10,806,603
Information Technology	—	6,928,000	—	6,928,000
Real Estate	—	7,683,561	—	7,683,561
Utilities	—	32,609,414	—	32,609,414
Total Convertible Preferred Stocks	8,264,972	114,675,447	—	122,940,419
Corporate Bonds & Notes	—	232,148,126	1,900,000	234,048,126
Limited Partnerships
Energy	9,161,400	—	—	9,161,400
Total Limited Partnerships	9,161,400	—	—	9,161,400
Preferred Debt	10,465,875	—	—	10,465,875
Senior Loans	—	4,911,045	—	4,911,045
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	29,672,584	—	—	29,672,584
Total Investments in Securities	387,102,206	489,593,400	1,900,000	878,595,606

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	35,569,300	35,569,300	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement
Certain warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Annual Report 2019

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $893,570,794)	$878,595,606
Receivable for:
Investments sold	656,397
Capital shares sold	1,411,513
Dividends	1,406,237
Interest	5,278,717
Prepaid expenses	447
Total assets	887,348,917
Liabilities
Payable for:
Investments purchased	459,691
Capital shares purchased	758,305
Management services fees	15,657
Distribution and/or service fees	7,366
Transfer agent fees	65,642
Compensation of board members	38,473
Other expenses	68,605
Total liabilities	1,413,739
Net assets applicable to outstanding capital stock	$885,935,178
Represented by
Paid in capital	901,081,639
Total distributable earnings (loss) (Note 2)	(15,146,461)
Total - representing net assets applicable to outstanding capital stock	$885,935,178
Class A
Net assets	$212,998,881
Shares outstanding	16,958,013
Net asset value per share	$12.56
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.33
Advisor Class
Net assets	$24,064,680
Shares outstanding	1,900,147
Net asset value per share	$12.66
Class C
Net assets	$213,341,976
Shares outstanding	17,097,126
Net asset value per share	$12.48
Institutional Class
Net assets	$406,032,811
Shares outstanding	32,325,811
Net asset value per share	$12.56
Institutional 2 Class
Net assets	$18,828,046
Shares outstanding	1,485,511
Net asset value per share	$12.67
Institutional 3 Class
Net assets	$9,267,067
Shares outstanding	740,508
Net asset value per share	$12.51
Class R
Net assets	$1,401,717
Shares outstanding	111,716
Net asset value per share	$12.55
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	17

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$19,402,803
Interest	23,432,578
Interfund lending	2,554
Foreign taxes withheld	(38,251)
Total income	42,799,684
Expenses:
Management services fees	5,154,831
Distribution and/or service fees
Class A	458,797
Class C	1,962,222
Class R	5,900
Class T	7
Transfer agent fees
Class A	157,385
Advisor Class	19,972
Class C	168,158
Institutional Class	317,117
Institutional 2 Class	11,819
Institutional 3 Class	674
Class R	1,013
Class T	2
Compensation of board members	22,905
Custodian fees	8,587
Printing and postage fees	68,593
Registration fees	159,973
Audit fees	43,968
Legal fees	14,085
Compensation of chief compliance officer	145
Other	24,849
Total expenses	8,601,002
Fees waived by transfer agent
Institutional 2 Class	(1,462)
Institutional 3 Class	(674)
Total net expenses	8,598,866
Net investment income	34,200,818
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,521,124
Foreign currency translations	(2,847)
Net realized gain	8,518,277
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(41,101,272)
Net change in unrealized appreciation (depreciation)	(41,101,272)
Net realized and unrealized loss	(32,582,995)
Net increase in net assets resulting from operations	$1,617,823
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$34,200,818	$22,719,169
Net realized gain	8,518,277	24,529,879
Net change in unrealized appreciation (depreciation)	(41,101,272)	(3,475,952)
Net increase in net assets resulting from operations	1,617,823	43,773,096
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,407,699)
Advisor Class	(999,064)
Class C	(6,548,597)
Institutional Class	(15,862,125)
Institutional 2 Class	(918,267)
Institutional 3 Class	(314,936)
Class R	(45,354)
Class T	(162)
Net investment income
Class A		(6,112,885)
Advisor Class		(738,338)
Class C		(5,020,304)
Institutional Class		(11,055,265)
Institutional 2 Class		(333,620)
Institutional 3 Class		(137,360)
Class R		(31,329)
Class T		(239)
Total distributions to shareholders (Note 2)	(32,096,204)	(23,429,340)
Increase in net assets from capital stock activity	239,157,097	141,709,127
Total increase in net assets	208,678,716	162,052,883
Net assets at beginning of year	677,256,462	515,203,579
Net assets at end of year	$885,935,178	$677,256,462
Undistributed net investment income	$5,584,776	$2,518,475
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,247,915	105,094,653	4,522,813	58,498,670
Distributions reinvested	573,336	7,274,870	467,680	5,975,586
Redemptions	(3,883,360)	(49,121,118)	(3,751,033)	(48,387,038)
Net increase	4,937,891	63,248,405	1,239,460	16,087,218
Advisor Class
Subscriptions	1,561,917	20,010,646	865,704	11,277,108
Distributions reinvested	77,969	998,950	57,454	738,218
Redemptions	(1,367,276)	(17,428,019)	(761,962)	(9,894,030)
Net increase	272,610	3,581,577	161,196	2,121,296
Class C
Subscriptions	6,634,561	84,469,498	4,234,604	54,443,929
Distributions reinvested	507,416	6,406,962	380,779	4,843,776
Redemptions	(3,076,012)	(38,688,171)	(2,232,300)	(28,560,472)
Net increase	4,065,965	52,188,289	2,383,083	30,727,233
Institutional Class
Subscriptions	17,341,191	221,599,624	10,610,392	137,099,784
Distributions reinvested	1,238,765	15,704,595	835,913	10,679,697
Redemptions	(9,903,688)	(123,179,044)	(5,717,279)	(73,733,137)
Net increase	8,676,268	114,125,175	5,729,026	74,046,344
Institutional 2 Class
Subscriptions	978,046	12,694,223	1,170,419	15,290,597
Distributions reinvested	71,671	918,152	25,843	333,499
Redemptions	(1,022,733)	(12,728,147)	(156,901)	(2,057,958)
Net increase	26,984	884,228	1,039,361	13,566,138
Institutional 3 Class
Subscriptions	458,743	5,821,666	494,990	6,379,502
Distributions reinvested	24,964	314,822	10,702	137,243
Redemptions	(130,483)	(1,632,304)	(118,608)	(1,532,871)
Net increase	353,224	4,504,184	387,084	4,983,874
Class R
Subscriptions	66,216	848,706	28,193	359,141
Distributions reinvested	3,571	45,251	2,443	31,221
Redemptions	(22,205)	(263,546)	(16,644)	(213,094)
Net increase	47,582	630,411	13,992	177,268
Class T
Distributions reinvested	7	82	10	124
Redemptions	(439)	(5,254)	(29)	(368)
Net decrease	(432)	(5,172)	(19)	(244)
Total net increase	18,380,092	239,157,097	10,953,183	141,709,127
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Annual Report 2019

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Columbia Flexible Capital Income Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	—	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)	(0.72)
Year Ended 5/31/2015	$12.59	0.39	0.02	0.41	(0.43)	(0.08)	(0.51)
Advisor Class
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.68	0.43	0.01	0.44	(0.46)	(0.08)	(0.54)
Class C
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	—	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—	(0.48)
Year Ended 5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)	(0.64)
Year Ended 5/31/2015	$12.52	0.30	0.01	0.31	(0.33)	(0.08)	(0.41)
Institutional Class
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.60	0.43	0.00 (d)	0.43	(0.46)	(0.08)	(0.54)
Institutional 2 Class
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—	(0.60)
Year Ended 5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)	(0.76)
Year Ended 5/31/2015	$12.68	0.42	0.03	0.45	(0.47)	(0.08)	(0.55)
Institutional 3 Class
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	—	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017(e)	$12.48	(5.60)	5.70	0.10	(0.14)	—	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04% (c)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Year Ended 5/31/2016	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
Year Ended 5/31/2015	$12.49	3.37%	1.08%	1.07%	3.20%	60%	$372,408
Advisor Class
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79% (c)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Year Ended 5/31/2016	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
Year Ended 5/31/2015	$12.58	3.61%	0.83%	0.82%	3.45%	60%	$23,755
Class C
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79% (c)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Year Ended 5/31/2016	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
Year Ended 5/31/2015	$12.42	2.61%	1.83%	1.82%	2.47%	60%	$162,563
Institutional Class
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79% (c)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Year Ended 5/31/2016	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
Year Ended 5/31/2015	$12.49	3.55%	0.83%	0.82%	3.49%	60%	$144,617
Institutional 2 Class
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
Year Ended 5/31/2016	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
Year Ended 5/31/2015	$12.58	3.66%	0.74%	0.72%	3.41%	60%	$4,663
Institutional 3 Class
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(e)	$12.44	0.84%	0.74% (f)	0.74% (f)	(184.79%) (f)	71%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	—	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—	(0.53)
Year Ended 5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)	(0.70)
Year Ended 5/31/2015	$12.58	0.36	0.02	0.38	(0.40)	(0.08)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Flexible Capital Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29% (c)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
Year Ended 5/31/2016	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
Year Ended 5/31/2015	$12.48	3.11%	1.34%	1.33%	2.94%	60%	$1,368
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2019	25

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
26	Columbia Flexible Capital Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Flexible Capital Income Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
28	Columbia Flexible Capital Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Columbia Flexible Capital Income Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
30	Columbia Flexible Capital Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.09
Class T	0.04 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,090,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Flexible Capital Income Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
May 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	1,317,215
Class C	27,303
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	0.97	0.96
Institutional 3 Class	0.92	0.91
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, non-deductible expenses, investments in partnerships, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
32	Columbia Flexible Capital Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
961,687	(960,522)	(1,165)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
32,096,204	—	32,096,204	23,429,340	—	23,429,340
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
5,896,419	—	(4,501,722)	(16,503,589)
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
895,099,195	40,323,037	(56,826,626)	(16,503,589)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
4,501,722	—	4,501,722	8,154,172	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $476,071,564 and $243,797,380, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Flexible Capital Income Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
May 31, 2019
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	6,600,000	2.77	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
34	Columbia Flexible Capital Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 41.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Flexible Capital Income Fund | Annual Report 2019	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Flexible Capital Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Flexible Capital Income Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction
37.87%	35.54%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Flexible Capital Income Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
38	Columbia Flexible Capital Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Flexible Capital Income Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
40	Columbia Flexible Capital Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Flexible Capital Income Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
42	Columbia Flexible Capital Income Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund | Annual Report 2019	43

Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN148_05_J01_(07/19)

Annual Report
May 31, 2019
Multi-Manager Value Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Value Strategies Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Multi-Manager Value Strategies Fund (the Fund) seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Christopher Welch, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Lukas Smart, CFA
Joel Schneider
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2019)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	1.43	6.85	10.16
Institutional Class*	01/03/17	1.62	6.94	10.22
Russell 1000 Value Index		1.45	6.53	10.83
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Value Strategies Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Value Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2019)
JPMorgan Chase & Co.	3.0
Pfizer, Inc.	3.0
Comcast Corp., Class A	2.4
Chevron Corp.	2.3
Microsoft Corp.	2.3
Citigroup, Inc.	2.2
Berkshire Hathaway, Inc., Class B	1.9
Abbott Laboratories	1.9
Medtronic PLC	1.8
Intel Corp.	1.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2019)
Common Stocks	97.3
Exchange-Traded Funds	0.3
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2019)
Communication Services	9.7
Consumer Discretionary	8.4
Consumer Staples	7.8
Energy	8.3
Financials	23.4
Health Care	13.8
Industrials	10.4
Information Technology	11.8
Materials	3.6
Real Estate	0.8
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management (Diamond Hill). As of May 31, 2019, CMIA, DFA and Diamond Hill managed approximately 31%, 33% and 36% of the portfolio, respectively.
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 1.43%. The portions of the Fund that are managed by CMIA and Diamond Hill outperformed the Fund’s benchmark, the Russell 1000 Value Index, which returned 1.45% for the same time period. The segment of the Fund that Dimensional Fund Advisors manages lagged the benchmark.
Trade, interest rate concerns weighed on equity markets
Optimism prevailed early in the 12-month period that ended May 31, 2019 as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The pace of U.S. economic growth averaged approximately 3.2% (annualized), as the labor markets added 196,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019.
However, the economic backdrop looked less rosy as the period wore on. European economies transitioned to a slower pace of growth in the second half of 2018, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K.’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar. With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve (Fed) backed away from additional rate hikes and vowed patience going forward. However, stocks dipped again in May 2019 as trade concerns amplified.
Bonds generally outperformed equities for the 12-month period as investors flocked to safety during the fourth quarter 2018 equity market sell-off, and interest rates declined steadily in the second half of the period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 6.40%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 3.78%. Utilities were the top performing value sector, returning 18% as measured by the benchmark.
Contributors and detractors
CMIA: Our portion of the Fund outperformed its benchmark, with especially strong relative results from the energy, information technology, industrials and financials sectors. We avoided some of the downdraft in the energy sector with strong stock selection and an underweight relative to the benchmark. In particular, we avoided certain riskier stocks in the exploration and production and oil service industries, which tend to underperform the sector when oil prices fall, which they did during this 12-month period. We outperformed the benchmark’s energy holdings by focusing on bigger, conservative names, such as Chevron, which generates consistent, positive free cash flow and possesses a strong balance sheet. In the technology sector, Microsoft, Cisco and Automatic Data Processing (ADP) were strong performers for the portfolio. An overweight in Microsoft lifted results relative to the benchmark. We believe Microsoft has transformed itself, gaining traction with its Azure cloud computing business and subscription-based Office 365. The company has an AAA-rated balance sheet, strong free cash flow and solid margins. Like Microsoft, Cisco benefited from technology upgrades among large global enterprises and is viewed more as a partner than a vendor. Cisco is the leading network vendor in the world and has leveraged this position to expand into security, collaboration and management. ADP is a global provider of business outsourcing solutions that has experienced acceleration across all key metrics, including billings, revenue growth and operating profit.
In the industrials sector, Union Pacific was the top contributor to Fund returns. The company has benefited from a strong U.S. economy, but also its pursuit of precision scheduled railroad for increased automation, which has the potential to boost profitability. Ingersoll Rand and Waste Management were additional standouts in the industrials sector. Cash flow accelerated for Ingersoll Rand. The company has invested wisely in its core businesses, differentiating itself from its peers and gaining share in the commercial and residential HVAC business. Although there is nothing particularly exciting about garbage collection, Waste Management is a late cycle business experiencing volume and pricing acceleration. Business is entirely domestic, so tariffs are no concern for the company.
Multi-Manager Value Strategies Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
In the financials sector, insurance giants Marsh & McLennan, Chubb and CME did well, partly because their businesses were more insulated from falling interest rates than some other industries within the sector, most notably banks. Marsh & McLennan’s acquisition of Jardine Lloyd Thomson has significantly expanded its presence in the middle market and small commercial insurance segments in Europe. Chubb is one of the largest property casualty insurers in the world. In a difficult period, investors were drawn to Chubb’s record of conservative management and strong underwriting. As one of only two futures and derivatives platforms worldwide, CME’s business benefits from volatility and possesses high barriers to entry. During the year, CME benefited from interest rate and commodity volatility.
The only notable detractor for the period in our portion of the Fund was in the real estate sector, where an underweight resulted in underperformance relative to the benchmark despite solid stock selection.
Diamond Hill: Our portfolio of the Fund outperformed the benchmark, led by security selection within the information technology, financials and consumer staples sectors. Our segment was underweight in information technology and overweight in financials, both of which benefited results. Insurance was the strongest area within financials, particularly non-life insurance firms, which historically have been more defensive in nature. An overweight in consumer staples amplified the positive impact of favorable stock selection on results.
Abbott Laboratories, Worldpay and American International Group (AIG) were the top three individual contributors for the period. Abbott shares rose as the company continued to report strong performance and organic growth in several key business lines. We believe it was a prudent step for the company to accelerate the paydown of debt incurred in the acquisition of diagnostic tests manufacturer Alere and medical device company St. Jude Medical. Payment processor Worldpay shares rose on the announcement that it would be acquired by Fidelity National Information Services. We believe the new company is well-positioned to offer best-in-class enterprise banking, payments, capital markets and global eCommerce services to financial institutions and businesses worldwide. Investors rewarded insurance giant AIG on continued solid quarterly results. We believe that AIG is in the mid-stage of a turnaround and that the company’s business prospects have the potential to continue to improve going forward.
Our portion of the Fund had no exposure to the utilities or real estate sectors, which outperformed as defensive segments of the market benefited from a flock to relative safety during the equity market selloff in the fourth quarter of 2018 and declining interest rates in 2019. Stock selection and an overweight in the consumer discretionary sector also detracted from relative results. In particular, exposure to auto-related companies hurt performance as the industry was hurt due to concerns surrounding global growth and rising trade tensions.
Positions in Devon Energy and Cimarex Energy were two of the biggest detractors, as the energy sector was the worst performer within the benchmark for the 12-month period. Domestic exploration and production companies also were challenged by pipeline capacity issues in the Permian Basin. Devon had hedged this, but pipeline issues emerged late in 2018 related to its Canadian oil sands assets, which put the stock under additional pressure. In the first quarter of 2019, Devon announced that it would divest Canadian oil sands assets, which we viewed favorably. Cimarex also was hurt by pipeline capacity issues in the Permian basin, but we believe the issues have the potential for rectification going forward. CVS Health shares sold off sharply during the first quarter of 2019 after the company acquired managed health care company Aetna. The company’s CFO stepped down unexpectedly, and CVS revealed that problems in Aetna’s legacy business were more severe than was previously thought. These developments changed the thesis for owning the stock and we eliminated the position.
DFA: A focus on deep value stocks, a lack of exposure to real estate investment trusts (REITs) and highly regulated utilities and an emphasis on mid-cap stocks were the primary drivers of underperformance for our portion of the Fund. By design, the portfolio had a higher weight in value-oriented securities than the benchmark, and this group significantly underperformed other types of securities. REITS and utilities, which are mostly excluded by our portion of the portfolio, outperformed other large cap value securities. To a lesser extent, the portfolio’s higher weight in mid-caps detracted from relative performance as they underperformed larger-cap stocks.
6	Multi-Manager Value Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
The portfolio’s strongest-contributing market sectors on a relative basis were communication services and health care, which were overweight relative to the benchmark. Both sectors within the portfolio outperformed the benchmark’s sector returns. Underweights in energy, utilities, REITs and consumer staples detracted from relative returns, as all of these sectors produced results that were higher than the overall benchmark. Keep in mind that sector allocations are primarily a result of portfolio construction along the dimensions of size, style, and profitability.
The three top contributors to performance in our portion of the Fund were Comcast, Charter Communications and General Electric. The portfolio was overweight relative to the benchmark in Comcast and Charter Communications, which amplified the impact of their strong returns for the period. An underweight in General Electric aided relative returns because the stock lost significant ground during the period. We continued to own all three stocks at the close of the reporting period.
The portfolio’s top three detractors were Procter & Gamble, Micron Technology and Intel. The portfolio had no exposure to Procter & Gamble, which generated a strong positive return for the 12-month period. Micron and Intel, both semiconductor companies, were overweight relative to the index and both underperformed as the industry came under pressure.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Value Strategies Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.40	1,019.80	5.10	5.19	1.03
Institutional Class	1,000.00	1,000.00	985.40	1,021.04	3.86	3.93	0.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
8	Multi-Manager Value Strategies Fund | Annual Report 2019

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 9.4%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	1,475,081	45,107,977
CenturyLink, Inc.	225,724	2,358,816
Total		47,466,793
Entertainment 1.5%
Activision Blizzard, Inc.	4,932	213,901
Liberty Media Group LLC, Class C(a)	1,007	37,591
Madison Square Garden Co. (The), Class A(a)	1,307	386,663
Viacom, Inc., Class B	63,718	1,849,733
Walt Disney Co. (The)	305,818	40,380,209
Total		42,868,097
Interactive Media & Services 1.9%
Alphabet, Inc., Class A(a)	29,831	33,008,002
Facebook, Inc., Class A(a)	122,192	21,685,414
Total		54,693,416
Media 3.9%
Altice U.S.A., Inc., Class A	23,464	551,169
Charter Communications, Inc., Class A(a)	79,694	30,028,699
Comcast Corp., Class A	1,651,357	67,705,637
Discovery, Inc., Class A(a)	39,002	1,063,195
Discovery, Inc., Class C(a)	48,814	1,251,591
DISH Network Corp., Class A(a)	13,531	488,604
Fox Corp., Class A	7,459	262,781
Interpublic Group of Companies, Inc. (The)	16,428	348,602
Liberty Broadband Corp., Class A(a)	2,117	206,450
Liberty Broadband Corp., Class C(a)	12,203	1,197,725
Liberty SiriusXM Group, Class A(a)	5,812	209,348
Liberty SiriusXM Group, Class C(a)	11,414	412,502
News Corp., Class A	33,474	381,269
News Corp., Class B	22,496	262,078
TEGNA, Inc.	495,928	7,508,350
Total		111,878,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.4%
Sprint Corp.(a)	98,038	673,521
T-Mobile U.S.A., Inc.(a)	145,853	10,711,444
Total		11,384,965
Total Communication Services		268,291,271
Consumer Discretionary 8.1%
Auto Components 0.9%
Autoliv, Inc.	13,035	802,565
BorgWarner, Inc.	629,699	22,341,721
Gentex Corp.	51,256	1,094,828
Goodyear Tire & Rubber Co. (The)	30,813	413,202
Lear Corp.	12,768	1,519,775
Veoneer, Inc.(a)	1,815	28,913
Total		26,201,004
Automobiles 1.3%
Ford Motor Co.	532,826	5,072,503
General Motors Co.	902,387	30,085,583
Harley-Davidson, Inc.	13,467	440,640
Total		35,598,726
Distributors 0.1%
LKQ Corp.(a)	71,795	1,841,542
Hotels, Restaurants & Leisure 0.8%
Aramark	31,792	1,106,044
Carnival Corp.	45,175	2,312,508
Hyatt Hotels Corp., Class A	5,864	423,615
McDonald’s Corp.	46,665	9,252,269
MGM Resorts International	82,729	2,053,334
Norwegian Cruise Line Holdings Ltd.(a)	51,305	2,806,897
Royal Caribbean Cruises Ltd.	39,212	4,774,453
Total		22,729,120
Household Durables 1.3%
D.R. Horton, Inc.	102,152	4,368,020
Garmin Ltd.	19,160	1,465,357
Lennar Corp., Class A	39,137	1,943,543
Lennar Corp., Class B	1,977	78,111
Mohawk Industries, Inc.(a)	23,737	3,217,550
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Newell Brands, Inc.	20,427	274,130
NVR, Inc.(a)	6,900	22,090,833
PulteGroup, Inc.	79,352	2,459,912
Toll Brothers, Inc.	13,054	453,888
Whirlpool Corp.	15,784	1,813,266
Total		38,164,610
Internet & Direct Marketing Retail 0.5%
Booking Holdings, Inc.(a)	8,232	13,634,003
Qurate Retail, Inc.(a)	106,793	1,338,116
Total		14,972,119
Multiline Retail 0.4%
Dollar Tree, Inc.(a)	22,664	2,302,436
Kohl’s Corp.	56,283	2,775,877
Macy’s, Inc.	104,428	2,148,084
Target Corp.	50,531	4,065,219
Total		11,291,616
Specialty Retail 1.9%
Advance Auto Parts, Inc.	9,967	1,544,885
CarMax, Inc.(a)	10,385	812,938
Foot Locker, Inc.	38,294	1,506,869
Gap, Inc. (The)	35,318	659,740
Home Depot, Inc. (The)	80,246	15,234,703
TJX Companies, Inc. (The)	696,765	35,040,312
Total		54,799,447
Textiles, Apparel & Luxury Goods 0.9%
Capri Holdings Ltd.(a)	4,275	138,852
Hanesbrands, Inc.	907,897	13,482,271
PVH Corp.	15,238	1,298,125
Ralph Lauren Corp.	12,572	1,321,694
Tapestry, Inc.	9,889	282,430
VF Corp.	125,869	10,306,154
Total		26,829,526
Total Consumer Discretionary		232,427,710
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 7.5%
Beverages 1.5%
Constellation Brands, Inc., Class A	7,765	1,370,134
Molson Coors Brewing Co., Class B	34,779	1,912,150
PepsiCo, Inc.	306,756	39,264,768
Total		42,547,052
Food & Staples Retailing 1.2%
Kroger Co. (The)	82,573	1,883,490
U.S. Foods Holding Corp.(a)	62,465	2,158,790
Walgreens Boots Alliance, Inc.	112,124	5,532,198
Walmart, Inc.	244,865	24,839,106
Total		34,413,584
Food Products 1.1%
Archer-Daniels-Midland Co.	40,704	1,559,777
Bunge Ltd.	20,487	1,071,265
ConAgra Foods, Inc.	9,113	243,955
Hershey Co. (The)	39,590	5,224,297
Ingredion, Inc.	9,157	697,397
JM Smucker Co. (The)	29,913	3,636,224
Kraft Heinz Co. (The)	31,395	868,072
Mondelez International, Inc., Class A	280,733	14,275,273
Post Holdings, Inc.(a)	14,533	1,527,418
Tyson Foods, Inc., Class A	33,992	2,579,653
Total		31,683,331
Household Products 2.4%
Kimberly-Clark Corp.	198,031	25,326,185
Procter & Gamble Co. (The)	419,435	43,164,056
Total		68,490,241
Tobacco 1.3%
Philip Morris International, Inc.	497,234	38,351,658
Total Consumer Staples		215,485,866

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 8.1%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	29,053	622,025
Helmerich & Payne, Inc.	13,946	682,099
National Oilwell Varco, Inc.	45,423	947,070
Schlumberger Ltd.	61,454	2,131,839
TechnipFMC PLC	48,738	1,013,750
Total		5,396,783
Oil, Gas & Consumable Fuels 7.9%
Anadarko Petroleum Corp.	32,385	2,278,932
Apache Corp.	77,582	2,022,563
Chevron Corp.	563,700	64,177,245
Cimarex Energy Co.	295,608	16,905,822
Concho Resources, Inc.	28,646	2,807,594
ConocoPhillips Co.	342,102	20,170,334
Devon Energy Corp.	733,124	18,445,400
Diamondback Energy, Inc.	18,047	1,769,689
Exxon Mobil Corp.	675,016	47,770,882
Hess Corp.	31,483	1,758,640
HollyFrontier Corp.	48,869	1,856,045
Kinder Morgan, Inc.	224,444	4,477,658
Marathon Oil Corp.	194,588	2,558,832
Marathon Petroleum Corp.	125,340	5,764,387
Murphy Oil Corp.	23,574	585,814
Noble Energy, Inc.	119,612	2,559,697
Occidental Petroleum Corp.	105,617	5,256,558
Parsley Energy, Inc., Class A(a)	10,404	185,503
Phillips 66	44,696	3,611,437
Pioneer Natural Resources Co.	10,924	1,550,771
Suncor Energy, Inc.	185,735	5,720,638
Targa Resources Corp.	28,379	1,091,456
Valero Energy Corp.	167,050	11,760,320
Williams Companies, Inc. (The)	14,685	387,390
WPX Energy, Inc.(a)	13,488	145,131
Total		225,618,738
Total Energy		231,015,521
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 22.7%
Banks 10.1%
Bank of America Corp.	978,504	26,028,206
BB&T Corp.	263,725	12,329,144
CIT Group, Inc.	15,661	744,524
Citigroup, Inc.	962,282	59,805,826
Citizens Financial Group, Inc.	33,443	1,089,573
Comerica, Inc.	11,293	777,184
Fifth Third Bancorp	149,775	3,969,038
First Horizon National Corp.	32,859	440,639
First Republic Bank	126,308	12,254,402
Huntington Bancshares, Inc.	194,853	2,464,891
JPMorgan Chase & Co.	784,465	83,121,911
KeyCorp	118,987	1,900,222
M&T Bank Corp.	31,456	5,020,378
PacWest Bancorp	12,584	457,303
People’s United Financial, Inc.	22,913	352,173
PNC Financial Services Group, Inc. (The)	205,462	26,147,094
Prosperity Bancshares, Inc.	809	52,431
Regions Financial Corp.	187,155	2,588,354
SunTrust Banks, Inc.	43,293	2,598,013
Synovus Financial Corp.	3,517	112,403
U.S. Bancorp	186,057	9,340,061
Wells Fargo & Co.	777,827	34,512,184
Zions Bancorp	38,037	1,638,254
Total		287,744,208
Capital Markets 3.0%
Bank of New York Mellon Corp. (The)	312,084	13,322,866
BlackRock, Inc.	16,809	6,985,148
CME Group, Inc.	48,574	9,332,037
Franklin Resources, Inc.	41	1,305
Goldman Sachs Group, Inc. (The)	51,917	9,474,333
Invesco Ltd.	55,028	1,075,247
Janus Henderson Group PLC	19,821	402,763
KKR & Co., Inc., Class A	662,711	14,765,201
Morgan Stanley	636,781	25,910,619
State Street Corp.	15,446	853,391
T. Rowe Price Group, Inc.	47,735	4,827,918
Total		86,950,828

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.2%
Ally Financial, Inc.	109,579	3,163,546
Capital One Financial Corp.	72,300	6,208,401
Discover Financial Services	298,612	22,261,525
Santander Consumer U.S.A. Holdings, Inc.	39,693	888,726
Synchrony Financial	29,841	1,003,553
Total		33,525,751
Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B(a)	272,704	53,837,224
Jefferies Financial Group, Inc.	26,738	472,460
Voya Financial, Inc.	10,144	516,634
Total		54,826,318
Insurance 6.5%
Aflac, Inc.	71,347	3,660,101
Alleghany Corp.(a)	1,411	935,916
Allstate Corp. (The)	31,666	3,024,420
American Financial Group, Inc.	11,627	1,141,771
American International Group, Inc.	646,994	33,041,983
Arch Capital Group Ltd.(a)	36,331	1,250,876
Assurant, Inc.	7,430	742,703
Athene Holding Ltd., Class A(a)	10,089	410,118
Axis Capital Holdings Ltd.	4,548	270,970
Chubb Ltd.	123,097	17,980,779
CNA Financial Corp.	3,492	157,000
Everest Re Group Ltd.	5,234	1,296,252
Hartford Financial Services Group, Inc. (The)	403,321	21,238,884
Lincoln National Corp.	27,230	1,618,823
Loews Corp.	253,963	13,043,540
Marsh & McLennan Companies, Inc.	321,307	30,716,949
MetLife, Inc.	739,428	34,168,968
Old Republic International Corp.	30,132	664,411
Principal Financial Group, Inc.	142,738	7,360,999
Prudential Financial, Inc.	28,888	2,668,673
Reinsurance Group of America, Inc.	8,767	1,298,042
RenaissanceRe Holdings Ltd.	4,218	735,788
Travelers Companies, Inc. (The)	39,287	5,719,009
Common Stocks (continued)
Issuer	Shares	Value ($)
Unum Group	29,932	942,559
WR Berkley Corp.	16,923	1,052,611
Total		185,142,145
Thrifts & Mortgage Finance 0.0%
New York Community Bancorp, Inc.	35,013	347,679
Total Financials		648,536,929
Health Care 13.5%
Biotechnology 0.5%
Gilead Sciences, Inc.	201,400	12,537,150
United Therapeutics Corp.(a)	5,457	458,224
Total		12,995,374
Health Care Equipment & Supplies 4.3%
Abbott Laboratories	686,996	52,301,005
Baxter International, Inc.	86,472	6,350,504
Becton Dickinson and Co.	5,134	1,198,481
Danaher Corp.	63,364	8,364,682
Dentsply Sirona, Inc.	13,803	743,568
Medtronic PLC	550,669	50,980,936
STERIS PLC	8,980	1,200,446
Zimmer Biomet Holdings, Inc.	11,999	1,367,046
Total		122,506,668
Health Care Providers & Services 2.0%
Anthem, Inc.	43,806	12,177,192
Cardinal Health, Inc.	43,406	1,826,090
Centene Corp.(a)	57,646	3,329,057
Cigna Corp.	52,768	7,810,719
CVS Health Corp.	185,555	9,717,515
DaVita, Inc.(a)	39,208	1,702,411
Henry Schein, Inc.(a)	902	58,143
Humana, Inc.	18,292	4,478,979
Laboratory Corp. of America Holdings(a)	26,634	4,330,955
McKesson Corp.	21,294	2,600,849
Quest Diagnostics, Inc.	31,765	3,046,581
UnitedHealth Group, Inc.	16,946	4,097,543
Universal Health Services, Inc., Class B	20,507	2,451,612
Total		57,627,646

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.1%
Bio-Rad Laboratories, Inc., Class A(a)	1,423	408,301
IQVIA Holdings, Inc.(a)	17,206	2,337,435
PerkinElmer, Inc.	3,531	304,867
Syneos Health, Inc.(a)	202	8,329
Thermo Fisher Scientific, Inc.	107,939	28,817,554
Total		31,876,486
Pharmaceuticals 5.6%
Allergan PLC	17,109	2,085,758
Bristol-Myers Squibb Co.	130,958	5,941,565
Eli Lilly & Co.	72,850	8,446,229
Jazz Pharmaceuticals PLC(a)	6,071	762,214
Johnson & Johnson	247,372	32,442,838
Merck & Co., Inc.	296,811	23,510,399
Mylan NV(a)	110,994	1,864,699
Perrigo Co. PLC	19,961	838,761
Pfizer, Inc.	2,001,178	83,088,911
Total		158,981,374
Total Health Care		383,987,548
Industrials 10.1%
Aerospace & Defense 2.7%
Arconic, Inc.	65,267	1,429,347
General Dynamics Corp.	72,019	11,582,096
L3 Technologies, Inc.	13,602	3,292,500
Lockheed Martin Corp.	56,434	19,105,167
Textron, Inc.	61,754	2,797,456
United Technologies Corp.	297,787	37,610,498
Total		75,817,064
Air Freight & Logistics 0.4%
FedEx Corp.	34,108	5,262,182
United Parcel Service, Inc., Class B	61,475	5,712,257
XPO Logistics, Inc.(a)	22,812	1,188,277
Total		12,162,716
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.0%
Alaska Air Group, Inc.	16,196	942,607
Delta Air Lines, Inc.	109,796	5,654,494
JetBlue Airways Corp.(a)	77,787	1,340,270
Southwest Airlines Co.	44,649	2,125,292
United Continental Holdings, Inc.(a)	236,303	18,348,928
Total		28,411,591
Building Products 0.2%
Fortune Brands Home & Security, Inc.	14,425	693,265
Johnson Controls International PLC	111,919	4,311,120
Owens Corning	29,428	1,426,375
Total		6,430,760
Commercial Services & Supplies 0.5%
Republic Services, Inc.	60,889	5,150,600
Waste Management, Inc.	94,902	10,377,534
Total		15,528,134
Construction & Engineering 0.1%
AECOM (a)	18,481	589,544
Arcosa, Inc.	8,336	282,507
Fluor Corp.	21,430	594,040
Jacobs Engineering Group, Inc.	14,976	1,127,543
Quanta Services, Inc.	16,374	569,160
Total		3,162,794
Electrical Equipment 0.2%
Acuity Brands, Inc.	575	71,110
Eaton Corp. PLC	61,072	4,549,253
nVent Electric PLC	30,960	713,938
Sensata Technologies Holding(a)	18,566	792,583
Total		6,126,884
Industrial Conglomerates 1.6%
3M Co.	48,509	7,749,313
Carlisle Companies, Inc.	12,141	1,618,517
General Electric Co.	272,627	2,573,599
Honeywell International, Inc.	201,014	33,028,610
Total		44,970,039

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.1%
AGCO Corp.	15,600	1,038,336
Cummins, Inc.	44,586	6,721,786
Deere & Co.	27,695	3,882,008
Dover Corp.	21,027	1,880,024
Gardner Denver Holdings, Inc.(a)	391	13,282
Ingersoll-Rand PLC	122,172	14,457,835
Oshkosh Corp.	14,452	1,028,838
PACCAR, Inc.	28,471	1,873,961
Parker-Hannifin Corp.	148,056	22,551,890
Pentair PLC	34,765	1,210,517
Snap-On, Inc.	11,198	1,745,992
Stanley Black & Decker, Inc.	32,876	4,182,485
Wabtec Corp.	7,308	455,873
Total		61,042,827
Professional Services 0.1%
ManpowerGroup, Inc.	14,288	1,221,910
Nielsen Holdings PLC	44,615	1,014,099
Total		2,236,009
Road & Rail 1.2%
AMERCO	2,392	880,782
Genesee & Wyoming, Inc., Class A(a)	6,113	582,080
Kansas City Southern	22,859	2,589,467
Knight-Swift Transportation Holdings, Inc.	16,970	469,051
Norfolk Southern Corp.	40,728	7,947,662
Union Pacific Corp.	122,338	20,403,532
Total		32,872,574
Trading Companies & Distributors 0.0%
United Rentals, Inc.(a)	8,124	894,452
Total Industrials		289,655,844
Information Technology 11.5%
Communications Equipment 1.4%
Cisco Systems, Inc.	739,503	38,476,341
Juniper Networks, Inc.	65,590	1,614,170
Total		40,090,511
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.4%
Arrow Electronics, Inc.(a)	22,915	1,435,854
Avnet, Inc.	15,432	630,243
Corning, Inc.	125,532	3,620,343
Dolby Laboratories, Inc., Class A	1,310	81,181
Flex Ltd.(a)	129,508	1,157,801
Jabil, Inc.	729	17,926
SYNNEX Corp.	1,746	151,396
TE Connectivity Ltd.	34,126	2,874,433
Total		9,969,177
IT Services 2.2%
Accenture PLC, Class A	34,078	6,068,269
Akamai Technologies, Inc.(a)	1,528	115,150
Amdocs Ltd.	27,401	1,628,167
Automatic Data Processing, Inc.	60,210	9,640,825
DXC Technology Co.	49,775	2,366,304
Fidelity National Information Services, Inc.	40,469	4,868,421
International Business Machines Corp.	110,822	14,073,286
Leidos Holdings, Inc.	23,948	1,804,003
Worldpay, Inc., Class A(a)	193,648	23,555,343
Total		64,119,768
Semiconductors & Semiconductor Equipment 4.3%
Analog Devices, Inc.	18,863	1,822,543
Broadcom, Inc.	48,621	12,234,988
Cypress Semiconductor Corp.	53,945	961,300
Intel Corp.	1,097,551	48,336,146
KLA-Tencor Corp.	79,558	8,200,043
Lam Research Corp.	52,210	9,116,388
Marvell Technology Group Ltd.	49,025	1,093,258
Micron Technology, Inc.(a)	176,009	5,739,653
ON Semiconductor Corp.(a)	54,124	961,242
Qorvo, Inc.(a)	17,615	1,077,686
Skyworks Solutions, Inc.	24,470	1,630,436
Texas Instruments, Inc.	291,629	30,419,821
Total		121,593,504

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.2%
Microsoft Corp.	509,289	62,988,864
SS&C Technologies Holdings, Inc.	4,828	268,678
Total		63,257,542
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	120,605	21,114,317
Dell Technologies, Inc.(a)	1,780	105,999
Hewlett Packard Enterprise Co.	303,975	4,170,537
HP, Inc.	42,384	791,733
Western Digital Corp.	47,897	1,782,726
Xerox Corp.	54,283	1,661,603
Total		29,626,915
Total Information Technology		328,657,417
Materials 3.5%
Chemicals 2.3%
Air Products & Chemicals, Inc.	12,868	2,619,796
Albemarle Corp.	16,644	1,053,565
Ashland Global Holdings, Inc.	10,032	751,096
Axalta Coating Systems Ltd.(a)	425,254	9,997,722
Celanese Corp., Class A	1,497	142,110
CF Industries Holdings, Inc.	49,814	2,004,515
Dow, Inc.	168,027	7,856,943
DuPont de Nemours, Inc.	228,665	6,978,856
Eastman Chemical Co.	147,791	9,594,592
Huntsman Corp.	27,739	481,826
Linde PLC	117,331	21,184,112
LyondellBasell Industries NV, Class A	23,247	1,726,090
Mosaic Co. (The)	45,563	978,238
Valvoline, Inc.	37,563	655,474
Westlake Chemical Corp.	13,750	787,737
Total		66,812,672
Construction Materials 0.2%
Martin Marietta Materials, Inc.	10,146	2,135,733
Vulcan Materials Co.	15,417	1,925,738
Total		4,061,471
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.5%
Ball Corp.	17,269	1,060,144
International Paper Co.	82,594	3,425,173
Packaging Corp. of America	24,092	2,146,115
Sonoco Products Co.	96,896	5,991,080
WestRock Co.	42,806	1,395,476
Total		14,017,988
Metals & Mining 0.5%
Alcoa Corp.(a)	32,197	682,255
Freeport-McMoRan, Inc.	265,758	2,580,510
Newmont Goldcorp Corp.	92,390	3,057,185
Nucor Corp.	92,803	4,454,544
Reliance Steel & Aluminum Co.	16,453	1,370,041
Royal Gold, Inc.	3,882	341,577
Steel Dynamics, Inc.	59,208	1,489,081
Total		13,975,193
Total Materials		98,867,324
Real Estate 0.8%
Equity Real Estate Investment Trusts (REITS) 0.7%
Crown Castle International Corp.	37,285	4,847,423
Digital Realty Trust, Inc.	49,118	5,782,171
Public Storage	30,563	7,270,326
Total		17,899,920
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	36,329	1,660,235
Howard Hughes Corporation(a)	4,899	503,813
Jones Lang LaSalle, Inc.	11,681	1,453,701
Total		3,617,749
Total Real Estate		21,517,669
Utilities 1.9%
Electric Utilities 1.0%
American Electric Power Co., Inc.	88,525	7,623,773
Eversource Energy	91,114	6,727,858
NextEra Energy, Inc.	36,726	7,279,460
Xcel Energy, Inc.	110,420	6,331,483
Total		27,962,574

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
May 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.0%
NRG Energy, Inc.	40,158	1,366,978
Vistra Energy Corp	36,675	864,063
Total		2,231,041
Multi-Utilities 0.9%
Ameren Corp.	95,470	7,001,770
CMS Energy Corp.	112,357	6,304,351
Dominion Energy, Inc.	49,339	3,709,306
MDU Resources Group, Inc.	11,170	275,676
WEC Energy Group, Inc.	99,547	8,018,511
Total		25,309,614
Total Utilities		55,503,229
Total Common Stocks (Cost $2,522,228,715)		2,773,946,328

Exchange-Traded Funds 0.3%
	Shares	Value ($)
iShares Russell 1000 Value ETF	60,376	7,219,158
Total Exchange-Traded Funds (Cost $7,055,624)		7,219,158

Money Market Funds 2.4%

Columbia Short-Term Cash Fund, 2.497%(b),(c)	68,513,047	68,506,196
Total Money Market Funds (Cost $68,506,196)		68,506,196
Total Investments in Securities (Cost: $2,597,790,535)		2,849,671,682
Other Assets & Liabilities, Net		6,265,366
Net Assets		2,855,937,048

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	69,386,739	414,061,349	(414,935,041)	68,513,047	(1,963)	(4,674)	1,328,767	68,506,196
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	268,291,271	—	—	—	268,291,271
Consumer Discretionary	232,427,710	—	—	—	232,427,710
Consumer Staples	215,485,866	—	—	—	215,485,866
Energy	231,015,521	—	—	—	231,015,521
Financials	648,536,929	—	—	—	648,536,929
Health Care	383,987,548	—	—	—	383,987,548
Industrials	289,655,844	—	—	—	289,655,844
Information Technology	328,657,417	—	—	—	328,657,417
Materials	98,867,324	—	—	—	98,867,324
Real Estate	21,517,669	—	—	—	21,517,669
Utilities	55,503,229	—	—	—	55,503,229
Total Common Stocks	2,773,946,328	—	—	—	2,773,946,328
Exchange-Traded Funds	7,219,158	—	—	—	7,219,158
Money Market Funds	—	—	—	68,506,196	68,506,196
Total Investments in Securities	2,781,165,486	—	—	68,506,196	2,849,671,682
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2019	17

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,529,284,339)	$2,781,165,486
Affiliated issuers (cost $68,506,196)	68,506,196
Receivable for:
Investments sold	405,010
Capital shares sold	3,708,369
Dividends	7,520,576
Foreign tax reclaims	181,907
Prepaid expenses	1,200
Total assets	2,861,488,744
Liabilities
Payable for:
Investments purchased	478,383
Capital shares purchased	4,487,435
Management services fees	49,346
Distribution and/or service fees	45
Transfer agent fees	295,426
Compensation of board members	78,898
Other expenses	162,163
Total liabilities	5,551,696
Net assets applicable to outstanding capital stock	$2,855,937,048
Represented by
Paid in capital	2,559,135,320
Total distributable earnings (loss) (Note 2)	296,801,728
Total - representing net assets applicable to outstanding capital stock	$2,855,937,048
Class A
Net assets	$6,505,359
Shares outstanding	501,760
Net asset value per share	$12.97
Institutional Class
Net assets	$2,849,431,689
Shares outstanding	222,069,882
Net asset value per share	$12.83
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Annual Report 2019

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$68,164,340
Dividends — affiliated issuers	1,328,767
Foreign taxes withheld	(46,989)
Total income	69,446,118
Expenses:
Management services fees	18,312,255
Distribution and/or service fees
Class A	19,019
Transfer agent fees
Class A	9,514
Institutional Class	3,687,237
Compensation of board members	54,311
Custodian fees	42,348
Printing and postage fees	300,490
Registration fees	89,691
Audit fees	66,088
Legal fees	33,361
Compensation of chief compliance officer	616
Other	51,062
Total expenses	22,665,992
Net investment income	46,780,126
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	164,863,178
Investments — affiliated issuers	(1,963)
Foreign currency translations	(5,612)
Futures contracts	1,032,397
Net realized gain	165,888,000
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(159,776,971)
Investments — affiliated issuers	(4,674)
Foreign currency translations	(4,252)
Net change in unrealized appreciation (depreciation)	(159,785,897)
Net realized and unrealized gain	6,102,103
Net increase in net assets resulting from operations	$52,882,229
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2019	19

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$46,780,126	$39,624,639
Net realized gain	165,888,000	107,815,454
Net change in unrealized appreciation (depreciation)	(159,785,897)	92,895,270
Net increase in net assets resulting from operations	52,882,229	240,335,363
Distributions to shareholders
Net investment income and net realized gains
Class A	(522,174)
Institutional Class	(208,462,548)
Net investment income
Class A		(132,331)
Institutional Class		(38,499,966)
Net realized gains
Class A		(364,601)
Institutional Class		(88,238,377)
Total distributions to shareholders (Note 2)	(208,984,722)	(127,235,275)
Increase (decrease) in net assets from capital stock activity	(134,162,125)	548,708,503
Total increase (decrease) in net assets	(290,264,618)	661,808,591
Net assets at beginning of year	3,146,201,666	2,484,393,075
Net assets at end of year	$2,855,937,048	$3,146,201,666
Undistributed net investment income	$7,128,885	$7,318,280

	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	179	2,247	11,938	158,175
Distributions reinvested	41,003	521,923	35,868	496,763
Redemptions	(164,751)	(2,250,949)	(401,773)	(5,509,483)
Net decrease	(123,569)	(1,726,779)	(353,967)	(4,854,545)
Institutional Class
Subscriptions	42,936,948	579,674,205	74,249,187	1,026,923,606
Distributions reinvested	16,523,821	208,462,344	9,236,913	126,738,207
Redemptions	(67,431,842)	(920,571,895)	(44,027,709)	(600,098,765)
Net increase (decrease)	(7,971,073)	(132,435,346)	39,458,391	553,563,048
Total net increase (decrease)	(8,094,642)	(134,162,125)	39,104,424	548,708,503
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Annual Report 2019

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Multi-Manager Value Strategies Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$13.77	0.18	(0.01) (c)	0.17	(0.17)	(0.80)	(0.97)
Year Ended 5/31/2018	$13.09	0.16	1.16	1.32	(0.16)	(0.48)	(0.64)
Year Ended 5/31/2017	$11.70	0.17	1.91	2.08	(0.20)	(0.49)	(0.69)
Year Ended 5/31/2016	$12.38	0.28	(0.38)	(0.10)	(0.27)	(0.31)	(0.58)
Year Ended 5/31/2015	$12.53	0.27	0.47	0.74	(0.27)	(0.62)	(0.89)
Institutional Class
Year Ended 5/31/2019	$13.64	0.21	(0.02) (c)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(e)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Value Strategies Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$12.97	1.43%	1.02%	1.02%	1.32%	20%	$6,505
Year Ended 5/31/2018	$13.77	10.12%	1.03% (d)	1.03% (d)	1.18%	21%	$8,612
Year Ended 5/31/2017	$13.09	18.19%	1.06%	1.06%	1.40%	97%	$12,818
Year Ended 5/31/2016	$11.70	(0.61%)	1.15%	1.13%	2.43%	67%	$1,943,911
Year Ended 5/31/2015	$12.38	6.16%	1.13%	1.11%	2.18%	55%	$1,927,318
Institutional Class
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78% (d)	0.78% (d)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(e)	$12.97	5.39%	0.82% (f)	0.82% (f)	1.43% (f)	97%	$2,471,575
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2019	23

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
24	Multi-Manager Value Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
Multi-Manager Value Strategies Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
May 31, 2019
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Multi-Manager Value Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,032,397
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	546,253

*	Based on the ending daily outstanding amounts for the year ended May 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager Value Strategies Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
May 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
28	Multi-Manager Value Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.62% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management, Inc. (Diamond Hill), to subadvise a portion of the Fund. The Investment Manager compensates DFA and Diamond Hill to manage the investments of a portion of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Multi-Manager Value Strategies Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
May 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Institutional Class	0.13
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through September 30, 2020	June 1, 2018 through June 30, 2019
Class A	0.99%	1.13%
Institutional Class	0.74	0.88
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
30	Multi-Manager Value Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
At May 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,505,875)	(11,257,821)	13,763,696
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
47,386,897	161,597,825	208,984,722	76,029,274	51,206,001	127,235,275
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,205,738	45,071,293	—	244,602,682
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,605,069,000	416,365,316	(171,762,634)	244,602,682
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $586,288,073 and $880,437,991, respectively, for the year ended May 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Multi-Manager Value Strategies Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
May 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
32	Multi-Manager Value Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Shareholder concentration risk
At May 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Value Strategies Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Multi-Manager Value Strategies Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
97.23%	97.03%	$176,498,378
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Value Strategies Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Multi-Manager Value Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Multi-Manager Value Strategies Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
38	Multi-Manager Value Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Value Strategies Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Multi-Manager Value Strategies Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund | Annual Report 2019	41

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN116_05_J01_(07/19)

Annual Report
May 31, 2019
Columbia Mortgage Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Mortgage Opportunities Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Mortgage Opportunities Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended May 31, 2019)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	7.12	5.53	5.50
	Including sales charges		3.87	4.89	4.86
Advisor Class		04/30/14	7.39	5.78	5.74
Class C	Excluding sales charges	04/30/14	6.32	4.74	4.71
	Including sales charges		5.32	4.74	4.71
Institutional Class		04/30/14	7.38	5.80	5.76
Institutional 2 Class		04/30/14	7.45	5.86	5.82
Institutional 3 Class*		03/01/17	7.49	5.70	5.66
FTSE One-Month U.S. Treasury Bill Index			2.22	0.77	0.76
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mortgage Opportunities Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2014 — May 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2019)
Asset-Backed Securities — Non-Agency	12.7
Commercial Mortgage-Backed Securities - Agency	0.9
Commercial Mortgage-Backed Securities - Non-Agency	8.0
Money Market Funds	2.2
Options Purchased Calls	0.5
Residential Mortgage-Backed Securities - Agency	52.6
Residential Mortgage-Backed Securities - Non-Agency	23.1
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2019)
AAA rating	55.0
AA rating	2.1
A rating	1.4
BBB rating	6.1
BB rating	8.3
B rating	2.9
Not rated	24.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2019, the Fund’s Class A shares returned 7.12% excluding sales charges. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 2.22% over the same period. Positive contributions to the Fund’s performance were led by allocations to passthrough agency mortgage-backed securities, agency collateralized mortgage obligations (CMOs) and non-government guaranteed securitized sectors.
Markets monitored shifting Fed policy, uncertain trade outlook
Investor attention over the period was focused largely on risks to the continued expansion of the U.S. economy, most notably coming from Federal Reserve (Fed) and President Trump’s wielding of tariffs against China and other trading partners.
Entering the period, the Fed appeared to have reached consensus that inflation was safely headed toward the 2% target and that the Open Market Committee perhaps had room to step up its efforts to normalize short-term interest rates. In June of 2018, the Fed, as expected, implemented a quarter-point increase in its benchmark overnight lending rate. At its September meeting, the Fed again hiked the fed funds rate while signaling the likelihood of another increase in December.
Risk sentiment began to falter entering October on tepid corporate earnings reports, a further deterioration in U.S./China trade relations and softening growth overseas. In mid-December, the Fed, as expected, raised its short-term rate target to the 2.25% to 2.50% range, generally considered within the low end of “normal,” while noting the potential for an additional two hikes in 2019. The result was a spike in volatility for risk assets on fears that the Fed would overshoot on rates and throw the U.S. economy into recession. The 10-year Treasury yield declined from 3.01% to 2.69% over December as investors sought a safe haven.
Risk sentiment recovered dramatically entering 2019 as the Fed pivoted to a more dovish stance, announcing that it would end its balance sheet reduction program earlier than expected and indicating the likelihood of a pause in rate increases. A modest cooling in rhetoric around trade, along with encouraging corporate earnings reports, further spurred optimism around the economy. While the next few months would see some interim volatility, credit-sensitive assets generally outperformed through April 2019. However, May 2019 would see a return to a risk-off environment as Trump announced plans to impose a 25% tariff on $200 billion in imports from China, alarming markets already wary of a global recession. The month ended with the threatened launch of U.S. tariffs on goods from Mexico, bringing into question implementation of the recently updated agreement among North American trading partners.
Longer dated Treasuries led fixed-income performance for the 12 months that ended May 31, 2019 as Treasury yields finished significantly lower across the curve. At period-end, the short end of the curve was slightly inverted, or downward sloping, historically a warning sign of recession. Despite a significant pickup in mortgage prepayments late in the period in the wake of declining interest rates, mortgage-backed security (MBS) returns were in solidly positive territory for the 12 months.
A range of securitized sectors contributed to performance
The Fund’s exposure to agency MBS passthroughs and positioning in agency CMOs contributed positively to performance. The CMO structures we held benefited over the course of 2019 as the market increasingly priced in Fed rate cuts.
The Fund’s allocation to more credit-sensitive, non-government guaranteed sectors of the securitized market offering higher yields than agency MBS also aided performance versus the benchmark. In this vein, contributions were led by holdings of commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency residential MBS. Sentiment with respect to these segments has benefited from positive consumer fundamentals, including strong household balance sheets and low unemployment.
The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity added modestly to performance relative to the cash benchmark.
The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both to reduce the risk of rising interest rates and to protect against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. On a stand-alone basis, the Fund’s use of derivatives had a negative impact on results during the period.
Columbia Mortgage Opportunities Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
There were no material detractors from the Fund’s performance relative to the benchmark.
At period’s end
We maintained a constructive view on the backdrop for non-agency MBS, as the segment is not subject to the leveraging seen on the corporate credit side and fundamentals continued to be supportive. Similarly, the Fund continued to have allocations to the credit-sensitive CMBS and ABS sectors.
That said, credit spreads at period-end levels reflected a notably lower risk of recession than was being signaled by the interest rate markets. As a result, we preferred higher quality securities within each non-agency allocation, with a preference for issues with shorter duration or higher in the capital structure that are less sensitive to changing credit sentiment. We believed the relative liquidity provided by these holdings positions the Fund to take advantage should spread levels widen and valuations improve.
Given the recent decline in Treasury yields, the Fund moved from a modest overweight to the middle of its target range for overall portfolio duration.
Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mortgage Opportunities Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2018 — May 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.00	1,019.90	5.16	5.09	1.01
Advisor Class	1,000.00	1,000.00	1,050.30	1,021.14	3.88	3.83	0.76
Class C	1,000.00	1,000.00	1,046.10	1,016.16	8.98	8.85	1.76
Institutional Class	1,000.00	1,000.00	1,051.30	1,021.14	3.89	3.83	0.76
Institutional 2 Class	1,000.00	1,000.00	1,050.60	1,021.44	3.58	3.53	0.70
Institutional 3 Class	1,000.00	1,000.00	1,051.90	1,021.64	3.38	3.33	0.66
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mortgage Opportunities Fund | Annual Report 2019	7

Portfolio of Investments
May 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 22.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	4.192%	4,000,000	3,961,616
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	3.997%	4,000,000	3,963,064
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	4.297%	5,000,000	4,838,930
Carlyle Global Market Strategies CLO Ltd.(a),(b),(c)
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	5.100%	7,500,000	7,500,000
CLUB Credit Trust(a)
Series 2018-NP1 Class C
05/15/2024	4.740%	5,000,000	5,032,270
Subordinated Series 2018-P3 Class B
01/15/2026	4.320%	6,495,000	6,635,349
Conn’s Receivables Funding LLC(a)
Series 2019-A Class B
10/16/2023	4.360%	6,000,000	6,016,886
Subordinated Series 2018-A Class B
01/15/2023	4.650%	12,762,262	12,791,632
Consumer Lending Receivables Trust(a)
Series 2019-A Class B
04/15/2026	4.010%	5,000,000	5,070,515
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	3,000,000	3,040,211
DT Auto Owner Trust(a)
Subordinated Series 2017-2A Class E
01/15/2024	6.030%	9,250,000	9,658,012
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	4,750,000	4,752,281
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	5.492%	6,500,000	6,549,627
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	6.692%	10,000,000	10,016,650
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	10,000,000	10,186,840
Subordinated, Series 2018-4A Class C
12/15/2028	4.910%	8,000,000	8,257,398
Morgan Stanley Resecuritization Pass-Through Trust(a),(d)
Series 2018-SC1 Class B
09/18/2023	1.000%	5,000,000	4,900,000
Morgan Stanley Resecuritization Pass-Through Trust(a),(d),(e)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	12,920,000
Octagon Investment Partners Ltd.(a),(b)
Series 2018-18A Class A2
3-month USD LIBOR + 1.470% 04/16/2031	4.071%	11,000,000	10,893,641
Ocwen Master Advance Receivables Trust(a)
Series 2018-T1 Class DT1
08/15/2049	4.236%	2,500,000	2,500,191
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.842%	2,000,000	1,993,764
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.262%	2,000,000	1,991,018
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.333%	6,300,000	6,243,243
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	8.582%	3,750,000	3,634,669
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class B
06/15/2026	5.499%	15,000,000	15,154,102
Palmer Square Loan Funding Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.600% Floor 1.600% 04/20/2027	4.123%	8,000,000	7,999,864
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class C
06/17/2024	4.870%	15,477,000	15,720,780
Series 2019-1A Class B
04/15/2025	4.030%	9,800,000	9,927,324
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-2A Class B
09/15/2025	3.690%	9,700,000	9,723,669
Subordinated Series 2017-3A Class C
11/15/2023	5.210%	13,000,000	13,024,342
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	4,257,694	4,304,713
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	7,000,000	7,052,275
Prosper Marketplace Issuance Trust(a),(c)
Series 2019-3A Class A
07/15/2025	3.190%	5,000,000	4,999,813
Series 2019-3A Class B
07/15/2025	3.590%	8,500,000	8,498,302
Race Point IX CLO Ltd.(a),(b)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	4.247%	13,930,000	13,864,501
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	8.347%	5,000,000	4,790,215
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	4.297%	4,000,000	3,988,368
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	9.097%	6,280,000	6,260,212
SoFi Consumer Loan Program LLC(a),(d),(e),(f)
Series 2016-2 Class R
10/27/2025	0.000%	241,000	9,097,750
SoFi Professional Loan Program LLC(a),(d),(e),(f),(g)
Series 2015-D Class RC
10/26/2037	0.000%	7	2,113,473
Series 2016-A Class RIO
01/25/2038	0.000%	6	1,427,840
Series 2016-A Class RPO
01/25/2038	0.000%	6	2,313,600
SoFi Professional Loan Program LLC(a),(d),(e),(f)
Series 2017-A Class R
03/26/2040	0.000%	84,403	4,009,142
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes(a)
Series 2018-T1 Class DT1
10/17/2050	4.500%	2,100,000	2,123,740
Westlake Automobile Receivables Trust(a)
Subordinated Series 2018-1A Class E
05/15/2023	4.530%	3,330,000	3,410,931
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-2A Class E
01/16/2024	4.860%	16,305,000	16,601,493
Total Asset-Backed Securities — Non-Agency (Cost $321,707,340)			319,754,256

Commercial Mortgage-Backed Securities - Agency 1.6%

Government National Mortgage Association(h),(i)
Series 2017-100 Class IO
05/16/2059	0.808%	90,136,282	6,024,466
Series 2017-30 Class IO
08/16/2058	0.745%	94,962,625	5,894,729
Series 2019-37 Class IO
11/16/2060	0.841%	129,518,761	10,489,815
Total Commercial Mortgage-Backed Securities - Agency (Cost $22,045,709)			22,409,010

Commercial Mortgage-Backed Securities - Non-Agency 14.4%

BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	5.390%	2,900,000	2,897,151
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2035	4.690%	10,000,000	9,990,646
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	5.340%	14,000,000	13,976,613
BX Trust(a),(b)
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	5.360%	7,250,000	7,284,078
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	4.690%	5,000,000	4,981,835
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	5.440%	5,803,000	5,809,024
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated, Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	6.181%	10,203,000	10,222,062

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
May 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	6,990,000	6,820,664
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	14,325,000	13,348,466
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	13,000,000	11,542,140
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.194%	12,500,000	12,103,316
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	12,100,000	12,356,642
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 12/17/2036	4.690%	7,496,016	7,514,789
JPMorgan Chase Commercial Mortgage Securities Trust(a),(h)
Subordinated Series 2015-UES Class E
09/05/2032	3.621%	16,880,000	16,829,515
Subordinated Series 2016-WIKI Class D
10/05/2031	4.009%	7,239,000	7,336,021
Subordinated Series 2016-WIKI Class E
10/05/2031	4.009%	15,000,000	15,051,047
Morgan Stanley Capital I Trust(a),(h)
Series 2018-MP Class E
07/11/2040	4.276%	6,500,000	6,319,854
Olympic Tower Mortgage Trust(a),(h)
Subordinated, Series 2017-OT Class D
05/10/2039	3.945%	4,040,000	4,105,259
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,802,000	2,859,292
Series 2019-SFR1 Class F
08/17/2035	5.061%	10,000,000	10,283,465
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	10,000,000	10,205,964
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% Floor 3.821% 02/15/2032	6.261%	9,600,000	9,637,936
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $196,047,269)			201,475,779

Residential Mortgage-Backed Securities - Agency 94.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	3.460%	10,421,472	1,373,202
CMO Series 4057 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/15/2039	3.610%	98,270,182	5,375,949
CMO Series 4093 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/15/2038	4.260%	22,716,616	2,380,978
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	3.610%	2,829,621	498,293
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	3.660%	6,409,649	509,316
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	3.460%	2,364,172	480,322
CMO Series 4670 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 03/15/2047	3.660%	22,945,530	4,394,553
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	3.710%	22,890,226	4,520,124
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	3.760%	20,971,741	4,171,504
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	3.530%	5,443,866	909,472

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(i)
CMO Series 4121 Class IA
01/15/2041	3.500%	1,302,039	123,049
CMO Series 4213 Class DI
06/15/2038	3.500%	5,270,002	354,737
CMO Series 4215 Class IL
07/15/2041	3.500%	6,338,797	597,110
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	6,334,389	1,378,691
Federal Home Loan Mortgage Corp.(h),(i)
CMO Series 4620 Class AS
11/15/2042	1.675%	4,005,931	188,020
Federal National Mortgage Association(c)
06/13/2049	3.500%	485,000,000	494,605,275
06/13/2049	4.000%	220,000,000	227,046,875
06/13/2049	5.000%	325,000,000	343,078,125
Federal National Mortgage Association(i)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	3,295,330	314,041
CMO Series 2012-152 Class EI
07/25/2031	3.000%	8,926,743	661,340
CMO Series 2013-117 Class AI
04/25/2036	3.500%	1,912,964	52,761
Federal National Mortgage Association(b),(i)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	3.470%	4,135,958	861,952
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	3.670%	1,793,705	154,445
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	3.720%	2,778,050	455,351
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	3.220%	24,140,985	4,160,964
CMO Series 2015-8 Class AS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 03/25/2045	3.670%	18,474,883	3,657,630
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	3.570%	3,842,879	746,138
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.570%	24,217,872	4,719,426
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	3.670%	18,179,419	3,679,847
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.720%	34,499,787	6,956,927
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	1.520%	73,345,048	5,652,762
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	3.720%	19,111,030	3,775,550
Government National Mortgage Association(c)
06/20/2049	4.500%	40,000,000	41,598,438
Government National Mortgage Association(i)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	9,634,147	1,453,062
CMO Series 2018-78 Class GI
04/20/2048	4.000%	29,203,797	4,230,847
Government National Mortgage Association(b),(i)
CMO Series 2017-101 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	3.759%	42,550,390	7,390,016
CMO Series 2017-101 Class SL
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	3.759%	20,680,114	3,740,181

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	3.759%	26,163,669	5,069,247
CMO Series 2017-167 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	3.759%	33,309,913	5,474,504
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	3.759%	20,896,296	4,589,322
CMO Series 2018-125 Class CS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	3.809%	43,932,974	6,622,254
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.709%	24,602,237	4,056,751
CMO Series 2018-168 Class KS
1-month USD LIBOR + 6.150% Cap 6.150% 12/20/2048	3.709%	51,958,889	8,910,404
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	3.759%	18,374,237	3,432,624
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	3.759%	20,428,759	3,970,681
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	3.759%	25,520,985	4,542,013
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	3.759%	21,030,999	4,023,388
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	3.759%	17,107,502	3,511,029
CMO Series 2019-1 Class SG
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	3.609%	50,223,878	10,145,464
CMO Series 2019-13 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	3.659%	70,756,261	11,513,501
CMO Series 2019-20 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2049	3.659%	44,522,210	8,415,561
CMO Series 2019-20 Class SC
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2049	3.659%	49,916,576	8,339,902
CMO Series 2019-23 Class NS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	3.609%	49,460,157	8,572,578
CMO Series 2019-29 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	3.609%	19,878,993	3,221,085
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	0.829%	41,530,838	2,758,914
CMO Series 2019-45 Class SE
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 04/20/2049	3.559%	46,472,150	8,155,602
CMO Series 2019-52 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	3.659%	45,350,988	9,115,594

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-6 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	3.659%	59,154,644	9,668,519
Total Residential Mortgage-Backed Securities - Agency (Cost $1,297,701,238)			1,320,356,210

Residential Mortgage-Backed Securities - Non-Agency 41.4%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	702,458	713,104
Angel Oak Mortgage Trust I LLC(a),(h)
CMO Series 2017-2 Class B1
07/25/2047	4.646%	5,000,000	5,049,656
CMO Series 2018-1 Class M1
04/27/2048	4.100%	9,962,000	10,043,997
CMO Series 2018-2 Class M1
07/27/2048	4.343%	9,984,000	10,129,759
CMO Series 2019-1 Class B1
11/25/2048	5.400%	7,000,000	7,263,323
CMO Series 2019-1 Class M1
11/25/2048	4.500%	9,000,000	9,339,329
Subordinated CMO Series 2019-2 Class B1
03/25/2049	5.016%	5,000,000	5,101,316
Angel Oak Mortgage Trust I LLC(a),(d),(h)
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	11,615,604
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	8,035,661	8,332,643
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	6,605,378	6,643,947
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	2,500,000	2,674,702
Bayview Opportunity Master Fund Trust(a)
CMO Series 2018-RN8 Class A1
09/28/2033	4.066%	4,390,525	4,413,814
Bayview Opportunity Master Fund Trust IVb(a)
CMO Series 2019-RN1 Class A1
02/28/2034	4.090%	4,703,465	4,758,321
BCAP LLC Trust(a),(h)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.574%	835,378	838,843
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	4.030%	20,210,000	20,257,166
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	4.280%	6,500,000	6,525,907
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	4.234%	10,000,000	10,017,116
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A2
12/01/2065	5.000%	7,500,000	7,492,892
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.180%	2,000,000	2,002,444
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	5.930%	4,350,000	4,355,314
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2013-11 Class 3A3
09/25/2034	4.234%	596,144	597,081
CMO Series 2014-11 Class 5A2
11/25/2036	5.220%	825,833	825,090
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,864,388	3,856,313
Citigroup Mortgage Loan Trust, Inc.(a),(i)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	33,141,590	659,862
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	5,123,971	25,505
COLT Mortgage Loan Trust(a),(h)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	3,000,000	2,980,618
Deephaven Residential Mortgage Trust(a),(h)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	2,005,548
Subordinated, CMO Series 2018-3A Class B1
08/25/2058	5.007%	6,000,000	6,285,712
Subordinated, CMO Series 2018-4A Class B1
10/25/2058	5.535%	12,000,000	12,472,962
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	2,959,000	2,937,419
CMO Series 2018-1A Class M1
12/25/2057	3.939%	2,000,000	2,022,562
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	4.230%	5,800,000	5,804,704

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(h)
CMO Series 2017-1 Class M1
10/25/2047	4.077%	6,568,000	6,590,204
Ellington Financial Mortgage Trust(a),(d),(h)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	6,475,000	6,737,885
FMC GMSR Issuer Trust(a),(d),(h)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	9,000,000	9,041,580
GCAT LLC(a)
CMO Series 2018-1 Class A1
06/25/2048	3.844%	14,637,385	14,669,735
CMO Series 2018-2 Class A1
06/26/2023	4.090%	8,558,086	8,608,579
GCAT LLC(a),(h)
CMO Series 2019-1 Class A1
04/26/2049	4.089%	3,761,815	3,767,833
Homeward Opportunities Fund I Trust(a),(h)
CMO Series 2019-1 Class B1
01/25/2059	4.800%	4,500,000	4,547,597
Homeward Opportunities Fund I Trust(a)
CMO Subordinated Series 2018-1 Class B1
06/25/2048	5.295%	7,000,000	7,312,274
Homeward Opportunities Fund I Trust(a),(d)
Subordinated CMO Series 2018-2 Class B1
11/25/2058	5.593%	13,285,000	13,483,106
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	11,000,000	10,809,337
MFA LLC(a)
CMO Series 2018-NPL2 Class A1
07/25/2048	4.164%	8,428,960	8,488,386
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	15,053,230	15,139,466
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	7,875,893	7,948,160
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	10,796,176	10,858,464
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	6,209,457	6,252,227
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	1,774,131	1,784,691
New Residential Mortgage Loan Trust(a),(h),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.300%	10,937,483	438,118
New Residential Mortgage Loan Trust(a),(h)
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	9,795,611	9,965,469
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	7,079,351	7,095,736
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	1,882,949	1,893,789
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	4.484%	13,799,921	13,817,534
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.280%	10,879,000	10,899,226
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.080%	19,000,000	19,068,117
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	12,000,000	12,024,882
CMO Series 2018-2A Class A2
08/25/2023	5.000%	6,788,000	6,709,264
CMO Series 2019-2A Class A1
04/25/2024	3.967%	4,965,233	5,024,418
Preston Ridge Partners Mortgage LLC(a),(h)
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,971,095
CMO Series 2018-3A Class A1
10/25/2023	4.483%	6,473,589	6,554,968
CMO Series 2019-1A Class A2
01/25/2024	5.000%	20,000,000	19,291,434
PRPM LLC(a)
CMO Series 2019-2A Class A2
04/25/2024	5.438%	4,528,000	4,548,784
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	4.427%	7,000,000	7,023,240
RCO Trust(a),(h)
CMO Series 2018-VFS1 Class M1
12/26/2053	5.101%	5,835,000	6,127,629
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	7,443,633	7,480,100
RCO V Mortgage LLC(a),(h)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	3,406,404	3,395,810

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RCO V Mortgage LLC(a),(d)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	11,000,000	11,000,000
Starwood Mortgage Residential Trust(a),(h)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	3,000,000	3,061,127
Toorak Mortgage Corp., Ltd.(a),(h)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	10,000,000	10,113,521
VCAT LLC(a)
CMO Series 2019-NPL1 Class A1
02/25/2049	4.360%	3,404,850	3,436,284
Vericrest Opportunity Loan Transferee LXIX LLC(a)
CMO Series 2018-NPL5 Class A1B
08/25/2048	4.704%	6,900,000	6,935,880
Vericrest Opportunity Loan Transferee LXX LLC(a),(h)
CMO Series 2018-NPL6 Class A1B
09/25/2048	4.557%	12,500,000	12,526,250
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1B
09/25/2048	4.262%	16,000,000	16,085,832
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	7,500,000	7,579,446
Vericrest Opportunity Loan Transferee LXXIII LLC(a),(h)
CMO Series 2018-NPL9 Class A1B
10/25/2048	4.949%	7,000,000	7,080,917
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1B
01/25/2049	4.826%	19,000,000	19,104,500
Verus Securitization Trust(a),(h)
CMO Series 2017-2A Class B1
07/25/2047	3.700%	6,200,000	6,278,093
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	739,040	754,774
Subordinated CMO Series 2019-2 Class B1
05/25/2049	4.437%	1,700,000	1,699,966
Subordinated, CMO Series 2018-3 Class M1
10/25/2058	4.595%	6,000,000	6,302,736
Visio Trust(a),(h)
CMO Series 2019-1 Class B1
06/25/2054	5.080%	4,000,000	4,050,264
CMO Series 2019-1 Class M1
06/25/2054	4.078%	4,000,000	4,054,188
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $574,713,646)			581,475,488

Options Purchased Calls 0.8%
Value ($)
(Cost $1,921,875)	11,803,658

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.497%(j),(k)	54,871,648	54,866,160
Total Money Market Funds (Cost $54,866,160)		54,866,160
Total Investments in Securities (Cost: $2,469,003,237)		2,512,140,561
Other Assets & Liabilities, Net		(1,108,394,817)
Net Assets		1,403,745,744

At May 31, 2019, securities and/or cash totaling $29,917,287 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,697	09/2019	USD	468,594,750	8,691,397	—
U.S. Treasury 5-Year Note	3	09/2019	USD	352,102	3,509	—
Total					8,694,906	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
May 31, 2019
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	200,000,000	200,000,000	2.50	06/19/2019	1,050,000	7,402,120
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	125,000,000	125,000,000	2.45	09/13/2019	871,875	4,401,538
Total							1,921,875	11,803,658

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(450,000,000)	(450,000,000)	2.25	6/24/2019	(1,395,000)	(7,100,100)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(255,000,000)	(255,000,000)	2.15	8/15/2019	(1,300,500)	(3,558,806)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(750,000,000)	(750,000,000)	2.25	7/24/2019	(1,687,500)	(8,337,300)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(1,000,000,000)	(1,000,000,000)	2.05	8/13/2019	(2,450,000)	(7,128,600)
3-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(1,000,000,000)	(1,000,000,000)	2.35	6/17/2019	(1,550,000)	(12,916,000)
Total							(8,383,000)	(39,040,806)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	15,000,000	904,500	(8,750)	660,045	—	235,705	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	15,000,000	904,500	(8,750)	824,585	—	71,165	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	15,000,000	904,500	(8,750)	949,709	—	—	(53,959)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	18,000,000	1,356,984	(10,500)	903,216	—	443,268	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	14,000,000	1,055,432	(8,167)	924,027	—	123,238	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	15,000,000	1,130,820	(8,750)	754,366	—	367,704	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	15,000,000	904,500	(8,750)	687,870	—	207,880	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	16,000,000	964,800	(9,333)	1,022,383	—	—	(66,916)
Total							8,126,036	(71,750)	6,726,201	—	1,448,960	(120,875)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.224	USD	2,550,000	(119,531)	1,488	—	(238,579)	120,536	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.224	USD	5,000,000	(234,375)	2,916	—	(307,114)	75,655	—
Total								(353,906)	4,404	—	(545,693)	196,191	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2019, the total value of these securities amounted to $1,102,705,523, which represents 78.55% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2019.
(c)	Represents a security purchased on a when-issued basis.
(d)	Valuation based on significant unobservable inputs.
(e)	Zero coupon bond.
(f)	Represents shares owned in the residual interest of an asset-backed securitization.
(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2019, the total value of these securities amounted to $5,854,913, which represents 0.42% of total net assets.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2019.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2019.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.497%
	20,207,881	840,992,990	(806,329,223)	54,871,648	(5,033)	(2,021)	896,468	54,866,160
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	267,818,349	51,935,907	—	319,754,256
Commercial Mortgage-Backed Securities - Agency	—	22,409,010	—	—	22,409,010
Commercial Mortgage-Backed Securities - Non-Agency	—	201,475,779	—	—	201,475,779
Residential Mortgage-Backed Securities - Agency	—	1,320,356,210	—	—	1,320,356,210
Residential Mortgage-Backed Securities - Non-Agency	—	529,597,313	51,878,175	—	581,475,488
Options Purchased Calls	—	11,803,658	—	—	11,803,658
Money Market Funds	—	—	—	54,866,160	54,866,160
Total Investments in Securities	—	2,353,460,319	103,814,082	54,866,160	2,512,140,561
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Annual Report 2019

Portfolio of Investments  (continued)
May 31, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	8,694,906	—	—	—	8,694,906
Swap Contracts	—	1,645,151	—	—	1,645,151
Liability
Options Contracts Written	—	(39,040,806)	—	—	(39,040,806)
Swap Contracts	—	(120,875)	—	—	(120,875)
Total	8,694,906	2,315,943,789	103,814,082	54,866,160	2,483,318,937
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market imput(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2019 ($)
Asset-Backed Securities — Non-Agency	10,617,083	49,920	(742,500)	(128,563)	30,065,967	(817,500)	12,891,500	—	51,935,907
Commercial Mortgage-Backed Securities — Non-Agency	10,010,000	—	—	—	—	—	—	(10,010,000)	—
Residential Mortgage-Backed Securities — Non-Agency	13,880,015	1	14,110	1,023,982	50,849,821	(3,889,754)	—	(10,000,000)	51,878,175
Total	34,507,098	49,921	(728,390)	895,419	80,915,788	(4,707,254)	12,891,500	(20,010,000)	103,814,082
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2019 was $434,793, which is comprised of Asset-Backed Securities — Non-Agency of $(593,563) and Residential Mortgage-Backed Securities — Non-Agency of $1,028,356.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	19

Statement of Assets and Liabilities
May 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,412,215,202)	$2,445,470,743
Affiliated issuers (cost $54,866,160)	54,866,160
Options purchased (cost $1,921,875)	11,803,658
Cash collateral held at broker for:
Options contracts written	17,992,000
Margin deposits on:
Futures contracts	11,925,287
Unrealized appreciation on swap contracts	1,645,151
Upfront payments on swap contracts	6,726,201
Receivable for:
Capital shares sold	8,046,370
Dividends	104,253
Interest	5,923,793
Variation margin for futures contracts	2,716,484
Expense reimbursement due from Investment Manager	3,347
Prepaid expenses	373
Total assets	2,567,223,820
Liabilities
Option contracts written, at value (premiums received $8,383,000)	39,040,806
Due to custodian	7,003
Unrealized depreciation on swap contracts	120,875
Upfront receipts on swap contracts	545,693
Payable for:
Investments purchased on a delayed delivery basis	1,123,082,229
Capital shares purchased	419,214
Management services fees	24,416
Distribution and/or service fees	1,728
Transfer agent fees	115,059
Compensation of board members	23,184
Other expenses	97,869
Total liabilities	1,163,478,076
Net assets applicable to outstanding capital stock	$1,403,745,744
Represented by
Paid in capital	1,369,662,208
Total distributable earnings (loss) (Note 2)	34,083,536
Total - representing net assets applicable to outstanding capital stock	$1,403,745,744
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
May 31, 2019
Class A
Net assets	$123,926,272
Shares outstanding	12,159,235
Net asset value per share	$10.19
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.51
Advisor Class
Net assets	$196,807,925
Shares outstanding	19,327,922
Net asset value per share	$10.18
Class C
Net assets	$32,542,853
Shares outstanding	3,194,536
Net asset value per share	$10.19
Institutional Class
Net assets	$694,646,436
Shares outstanding	68,189,727
Net asset value per share	$10.19
Institutional 2 Class
Net assets	$150,092,333
Shares outstanding	14,742,623
Net asset value per share	$10.18
Institutional 3 Class
Net assets	$205,729,925
Shares outstanding	20,195,113
Net asset value per share	$10.19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	21

Statement of Operations
Year Ended May 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$6,609,306
Dividends — affiliated issuers	896,468
Interest	40,650,371
Total income	48,156,145
Expenses:
Management services fees	5,731,331
Distribution and/or service fees
Class A	315,821
Class C	182,337
Class T	14
Transfer agent fees
Class A	149,660
Advisor Class	117,496
Class C	21,458
Institutional Class	417,712
Institutional 2 Class	54,779
Institutional 3 Class	13,899
Class T	6
Compensation of board members	21,910
Custodian fees	41,997
Printing and postage fees	70,246
Registration fees	327,612
Audit fees	58,150
Legal fees	14,782
Interest on collateral	74,896
Compensation of chief compliance officer	104
Other	18,167
Total expenses	7,632,377
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(656,775)
Total net expenses	6,975,602
Net investment income	41,180,543
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,396,415
Investments — affiliated issuers	(5,033)
Futures contracts	887,199
Options purchased	(6,067,500)
Options contracts written	(5,965,500)
Swap contracts	(1,758,040)
Net realized gain	2,487,541
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	39,745,942
Investments — affiliated issuers	(2,021)
Futures contracts	9,326,482
Options purchased	9,881,783
Options contracts written	(30,657,806)
Swap contracts	1,425,587
Net change in unrealized appreciation (depreciation)	29,719,967
Net realized and unrealized gain	32,207,508
Net increase in net assets resulting from operations	$73,388,051
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended May 31, 2019	Year Ended May 31, 2018
Operations
Net investment income	$41,180,543	$15,341,076
Net realized gain	2,487,541	3,577,985
Net change in unrealized appreciation (depreciation)	29,719,967	(3,148,663)
Net increase in net assets resulting from operations	73,388,051	15,770,398
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,545,526)
Advisor Class	(4,587,451)
Class C	(663,552)
Institutional Class	(16,726,230)
Institutional 2 Class	(4,321,463)
Institutional 3 Class	(8,730,654)
Class T	(285)
Net investment income
Class A		(447,683)
Advisor Class		(321,295)
Class C		(91,186)
Institutional Class		(1,143,529)
Institutional 2 Class		(302,572)
Institutional 3 Class		(9,130,211)
Class T		(381)
Net realized gains
Class A		(216,508)
Advisor Class		(153,873)
Class C		(92,476)
Institutional Class		(786,740)
Institutional 2 Class		(2,025)
Institutional 3 Class		(6,290,053)
Class T		(335)
Total distributions to shareholders (Note 2)	(40,575,161)	(18,978,867)
Increase in net assets from capital stock activity	963,894,175	119,190,117
Total increase in net assets	996,707,065	115,981,648
Net assets at beginning of year	407,038,679	291,057,031
Net assets at end of year	$1,403,745,744	$407,038,679
Undistributed net investment income	$8,466,736	$5,886,872
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2019		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	14,879,268	147,912,167	7,027,332	69,188,842
Distributions reinvested	557,699	5,544,433	67,990	663,475
Redemptions	(10,356,075)	(103,321,678)	(507,610)	(5,006,353)
Net increase	5,080,892	50,134,922	6,587,712	64,845,964
Advisor Class
Subscriptions	20,531,489	204,573,183	2,834,409	27,884,998
Distributions reinvested	460,415	4,586,969	48,675	474,428
Redemptions	(4,607,485)	(45,926,892)	(548,394)	(5,420,923)
Net increase	16,384,419	163,233,260	2,334,690	22,938,503
Class C
Subscriptions	2,922,597	29,086,002	433,785	4,270,783
Distributions reinvested	66,581	663,103	18,870	183,021
Redemptions	(383,256)	(3,816,080)	(59,336)	(584,520)
Net increase	2,605,922	25,933,025	393,319	3,869,284
Institutional Class
Subscriptions	73,187,005	729,104,589	5,742,304	56,550,910
Distributions reinvested	1,654,691	16,490,239	188,745	1,835,211
Redemptions	(13,105,099)	(130,915,750)	(1,177,136)	(11,652,963)
Net increase	61,736,597	614,679,078	4,753,913	46,733,158
Institutional 2 Class
Subscriptions	16,453,202	163,745,480	4,838,459	47,485,546
Distributions reinvested	433,944	4,318,630	30,975	303,853
Redemptions	(6,979,641)	(69,218,444)	(39,173)	(385,390)
Net increase	9,907,505	98,845,666	4,830,261	47,404,009
Institutional 3 Class
Subscriptions	2,027,372	20,399,876	200,740	1,970,329
Distributions reinvested	878,236	8,730,186	1,583,720	15,419,504
Redemptions	(1,820,754)	(18,051,964)	(8,446,370)	(83,990,634)
Net increase (decrease)	1,084,854	11,078,098	(6,661,910)	(66,600,801)
Class T
Redemptions	(1,000)	(9,874)	—	—
Net decrease	(1,000)	(9,874)	—	—
Total net increase	96,799,189	963,894,175	12,237,985	119,190,117
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Annual Report 2019

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Columbia Mortgage Opportunities Fund | Annual Report 2019	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)	(0.44)
Year Ended 5/31/2015	$10.02	0.39	0.09	0.48	(0.35)	(0.10)	(0.45)
Advisor Class
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.44	0.07	0.51	(0.37)	(0.10)	(0.47)
Class C
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Year Ended 5/31/2016	$10.05	0.30	(0.30)	0.00 (d)	(0.26)	(0.10)	(0.36)
Year Ended 5/31/2015	$10.02	0.31	0.09	0.40	(0.27)	(0.10)	(0.37)
Institutional Class
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.39	0.12	0.51	(0.37)	(0.10)	(0.47)
Institutional 2 Class
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
Year Ended 5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2015	$10.02	0.39	0.13	0.52	(0.38)	(0.10)	(0.48)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2019	$10.19	7.12%	1.08% (c)	1.01% (c)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
Year Ended 5/31/2015	$10.05	4.88%	1.21%	1.00%	4.08%	829%	$1,718
Advisor Class
Year Ended 5/31/2019	$10.18	7.39%	0.84% (c)	0.76% (c)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Year Ended 5/31/2016	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
Year Ended 5/31/2015	$10.06	5.24%	0.94%	0.75%	4.44%	829%	$3,071
Class C
Year Ended 5/31/2019	$10.19	6.32%	1.84% (c)	1.76% (c)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Year Ended 5/31/2016	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
Year Ended 5/31/2015	$10.05	4.09%	1.98%	1.75%	3.16%	829%	$50
Institutional Class
Year Ended 5/31/2019	$10.19	7.38%	0.84% (c)	0.76% (c)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Year Ended 5/31/2016	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
Year Ended 5/31/2015	$10.06	5.24%	1.03%	0.75%	3.96%	829%	$41
Institutional 2 Class
Year Ended 5/31/2019	$10.18	7.45%	0.77% (c)	0.70% (c)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
Year Ended 5/31/2016	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
Year Ended 5/31/2015	$10.06	5.34%	0.90%	0.65%	3.91%	829%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(e)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2019	$10.19	7.49%	0.72% (c)	0.65% (c)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(e)	$10.12	3.50%	0.76% (f)	0.65% (f)	6.57% (f)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2019	29

Notes to Financial Statements
May 31, 2019
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
30	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However,
Columbia Mortgage Opportunities Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
May 31, 2019
credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
32	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Columbia Mortgage Opportunities Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
May 31, 2019
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
34	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,645,151*
Credit risk	Upfront payments on swap contracts	6,726,201
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	8,694,906*
Interest rate risk	Investments, at value — Options purchased	11,803,658
Total		28,869,916

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	120,875*
Credit risk	Upfront receipts on swap contracts	545,693
Interest rate risk	Options contracts written, at value	39,040,806
Total		39,707,374

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
May 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(1,758,040)	(1,758,040)
Interest rate risk	887,199	(5,965,500)	(6,067,500)	—	(11,145,801)
Total	887,199	(5,965,500)	(6,067,500)	(1,758,040)	(12,903,841)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,425,587	1,425,587
Interest rate risk	9,326,482	(30,657,806)	9,881,783	—	(11,449,541)
Total	9,326,482	(30,657,806)	9,881,783	1,425,587	(10,023,954)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	299,473,690
Futures contracts — short	554,719,081
Credit default swap contracts — buy protection	80,100,000
Credit default swap contracts — sell protection	15,948,750

Derivative instrument	Average value ($)*
Options contracts — purchased	4,119,117
Options contracts — written	(11,158,170)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
36	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Mortgage Opportunities Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
May 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2019:
	Citi ($) (a)	Citi ($) (a)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	7,402,120	-	-	4,401,538	11,803,658
OTC credit default swap contracts (b)	-	5,080,999	1,122,070	1,851,217	8,054,286
Total assets	7,402,120	5,080,999	1,122,070	6,252,755	19,857,944
Liabilities
Options contracts written	35,482,000	-	-	3,558,806	39,040,806
OTC credit default swap contracts (b)	-	-	-	349,502	349,502
Total liabilities	35,482,000	-	-	3,908,308	39,390,308
Total financial and derivative net assets	(28,079,880)	5,080,999	1,122,070	2,344,447	(19,532,364)
Total collateral received (pledged) (c)	(17,992,000)	4,626,000	1,020,000	2,223,000	(10,123,000)
Net amount (d)	(10,087,880)	454,999	102,070	121,447	(9,409,364)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
38	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Columbia Mortgage Opportunities Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
May 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2019 was 0.646% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
40	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
For the year ended May 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.06 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $227,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2019, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2019, if any, are listed below:
Amount ($)
Class A	427,692
Class C	4,460
Columbia Mortgage Opportunities Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
May 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.70	0.71
Institutional 3 Class	0.65	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2019, these differences were primarily due to differing treatment for derivative investments, tax straddles, trustees’ deferred compensation, investments in partnerships and grantor trust. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(794,497)	794,497	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2019			Year Ended May 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
40,575,162	—	40,575,162	18,978,867	—	18,978,867
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
42	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
At May 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,395,197	6,324,193	—	18,386,230
At May 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,464,932,707	61,684,502	(43,298,272)	18,386,230
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,476,572,918 and $7,681,312,219, respectively, for the year ended May 31, 2019, of which $8,210,366,711 and $7,314,138,906, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2019.
Columbia Mortgage Opportunities Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
May 31, 2019
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended May 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
44	Columbia Mortgage Opportunities Fund | Annual Report 2019

Notes to Financial Statements  (continued)
May 31, 2019
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2019, three unaffiliated shareholders of record owned 40.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 31.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Mortgage Opportunities Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
May 31, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
46	Columbia Mortgage Opportunities Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Mortgage Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mortgage Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 22, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mortgage Opportunities Fund | Annual Report 2019	47

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend
$6,640,403
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
48	Columbia Mortgage Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Mortgage Opportunities Fund | Annual Report 2019	49

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
50	Columbia Mortgage Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Mortgage Opportunities Fund | Annual Report 2019	51

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
52	Columbia Mortgage Opportunities Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Mortgage Opportunities Fund | Annual Report 2019	53

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
54	Columbia Mortgage Opportunities Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN251_05_J01_(07/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$403,250	$371,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2019 and May 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$72,038	$80,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2019 and May 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2019 and May 31, 2018 are approximately as follows:

2019	2018
$297,000	$305,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date July 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date July 22, 2019

By (Signature and Title) /s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date July 22, 2019